UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Consumers Energy Company
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CMS ENERGY

CONSUMERS ENERGY

2020 COMBINED PROXY STATEMENT

WORLD CLASS
PERFORMANCE
DELIVERING
HOMETOWN
SERVICE

CMS ENERGY CORPORATION
CONSUMERS ENERGY COMPANY
NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

To Shareholders of CMS Energy Corporation and Consumers Energy Company:

The CMS Energy Corporation (“CMS”) Annual Meeting of Shareholders and the Consumers Energy Company (“Consumers”) Annual Meeting of Shareholders (collectively “Annual Meeting”) will be held concurrently on Friday, May 1, 2020, at 10:00 a.m., Eastern Daylight Saving Time, at the corporate headquarters, One Energy Plaza, Jackson, Michigan 49201 for the purpose of considering the following matters:

For Both CMS and Consumers Shareholders:	Board of Directors Recommendation
Elect the Director Nominees Named in this Proxy Statement to the Board of Directors	FOR EACH
Approve, on an Advisory Basis, Executive Compensation	FOR
Ratify the Appointment of Independent Registered Public Accounting Firm	FOR
Approve the 2020 Performance Incentive Stock Plan	FOR
Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement
For CMS Shareholders Only:	Board of Directors Recommendation
Vote on a Shareholder Proposal Relating to Political Contributions Disclosure, if Properly Presented	AGAINST

All shareholders of record at the close of business on March 3, 2020, are entitled to receive notice of and vote at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you can vote prior to the meeting by telephone, Internet, proxy card or voting instruction form. We encourage you to exercise your right to vote. All shares of Consumers common stock held by CMS (99.6% of the voting shares of Consumers) will be voted for the proposed Director nominees, thus assuring their election as Directors of Consumers, as well as for the other recommendations of the Consumers’ Board of Directors.

We intend to hold our Annual Meeting in person. However, CMS and Consumers continue to actively monitor the Coronavirus Disease 2019 (“Covid-19”) pandemic and may decide to forego the physical Annual Meeting in favor of a virtual only Annual Meeting. If a decision is made to forego the physical Annual Meeting, a news release will be issued and the information will be posted on the Annual Meeting website at www.cmsenergy.com, no later than April 17.

By Order of the Boards of Directors,

Melissa M. Gleespen
Vice President,
Corporate Secretary and
Chief Compliance Officer
CMS Energy Corporation
Consumers Energy Company
March 19, 2020

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Shareholders to Be Held on May 1, 2020.

This Proxy Statement and Annual Report to Shareholders are available at
https://materials.proxyvote.com/125896 for CMS and
https://materials.proxyvote.com/210518 for Consumers.

Proxy Statement

Proposal 1: Elect the Director Nominees Named in this Proxy Statement to the Board of Directors		PAGE 3
Corporate Governance		PAGE 12
12	Governance Guidelines and Materials
12	Board of Directors
12	Board Leadership Structure
13	Risk Oversight
13	Cybersecurity Oversight
13	Political Contribution Oversight
13	Public Responsibility and Sustainability Oversight
14	Shareholder Engagement
14	Board Communication Process
15	Identification of Director Candidates
16	Director Candidate Qualifications
16	Director Tenure
16	Director Independence
17	CMS Majority Voting Standard
17	Director Education
18	Board, Committee and Director Evaluations
18	Board and Committee Information
20	Compensation Risk
20	Codes of Ethics
20	Related Party Transactions
21	No Pledging or Hedging
21	Management Succession Planning
21	CEO Pay Ratio
23	Directors’ Compensation
Beneficial Ownership		PAGE 25
Compensation Discussion and Analysis		PAGE 27
27	Executive Summary
30	Objectives of Our Executive Compensation Program
34	The Elements of Our Executive Compensation Program
42	Corporate Governance as it Relates to Executive Compensation
Compensation and Human Resources Committee Report		PAGE 44
2019 Compensation Tables		PAGE 45
Proposal 2: Approve, on an Advisory Basis, Executive Compensation		PAGE 60
Report of the Audit Committee		PAGE 62
Fees Paid to the Independent Registered Public Accounting Firm		PAGE 63
Proposal 3: Ratify the Appointment of Independent Registered Public Accounting Firm		PAGE 64
Proposal 4: Approve the 2020 Performance Incentive Stock Plan		PAGE 65
Proposal 5: Vote on Shareholder Proposal Relating to Political Contributions Disclosure (CMS )		PAGE 72
2021 Proxy Statement Information		PAGE 75
General Information		PAGE 76
Appendix A: GAAP Reconciliations		PAGE A-1
Appendix B: Performance Incentive Stock Plan		PAGE B-1

PROXY STATEMENT SUMMARY

Meeting Information	Record Date: March 3, 2020
May 1, 2020 • 10:00 a.m. EDT
One Energy Plaza, Jackson, Michigan 49201	Proxy Materials Released: March 19, 2020

The terms “Corporation,” “we,” “our” and other representations as used in this Proxy Statement generally refer to both CMS Energy Corporation (“CMS”) and its principal subsidiary, Consumers Energy Company (“Consumers”).

This summary highlights information contained elsewhere in this Proxy Statement and does not contain all of the information that you should consider. We encourage you to read this entire Proxy Statement carefully before voting.

Proposals	CMS Shareholders	Consumers Shareholders	Board Recommendation	Page Reference
Elect the Director Nominees Named in this Proxy Statement to the Board of Directors	X	X	FOR EACH	3
Approve, on an Advisory Basis, Executive Compensation	X	X	FOR	60
Ratify the Appointment of Independent Registered Public Accounting Firm	X	X	FOR	64
Approve the 2020 Performance Incentive Stock Plan	X	X	FOR	65
Vote on a Shareholder Proposal Relating to Political Contributions Disclosure, if Properly Presented	X		AGAINST	72

How to Vote

Online:	You can vote your shares online by following the instructions on your proxy card, voting instruction form or Notice of Availability.

Telephone:	You can vote your shares by telephone by following the instructions on your proxy card, voting instruction form or Notice of Availability.

Mail:	You can vote your shares by mail by requesting a printed copy of the Proxy Materials and signing, dating and mailing in the proxy card or voting instruction form.

Attend:	You can vote your shares in person by attending and voting at the Annual Meeting.

CMS ENERGY 2020 PROXY STATEMENT	1

Governance Highlights

Number of Director Nominees	11
Number of Independent Directors	10
Audit, Compensation and Human Resources, Finance, and Governance, Sustainability and Public Responsibility Committees Consist Entirely of Independent Directors	Yes
Annual Election of All Directors	Yes
Presiding Director Annually Elected by Independent Directors	Yes
Policy on Director and Committee Chair Term Limits	Yes
Annual Advisory Say-on-Pay Vote	Yes
Independent Directors Meet Regularly in Executive Session	Yes
Annual Board and Committee Self Evaluations	Yes
Individual Director Peer Evaluations	Yes
Codes of Business Conduct and Ethics	Yes
Corporate Governance Principles	Yes
Sustainability Report	Yes
Climate Assessment Report	Yes
Methane Reduction Plan	Yes
Stock Ownership Guidelines for Directors and Executive Officers	Yes
Proxy Access	Yes
Shareholder Rights Plan (Poison Pill)	No

Nominees

Name	Age	Gender and Ethnic Diversity	Director Since (# of Years)	Independent	Committee Memberships
					Audit	Compensation and Human Resources	Finance	Governance, Sustainability and Public Responsibility	Executive
Jon E. Barfield	68	•	2005 (15)	Yes		X		Chair	X
Deborah H. Butler	65	•	2015 (5)	Yes	X		X
Kurt L. Darrow	65		2013 (7)	Yes		Chair		X	X
William D. Harvey	71		2012 (8)	Yes					X
Patricia K. Poppe	51	•	2016 (4)	No
John G. Russell	62		2010 (10)	Yes					Chair
Suzanne F. Shank	58	•	2019 (1)	Yes	X		X
Myrna M. Soto	51	•	2015 (5)	Yes	X			X
John G. Sznewajs	52		2015 (5)	Yes	X		Chair		X
Ronald J. Tanski	67		2019	Yes		X	X
Laura H. Wright	60	•	2013 (7)	Yes	Chair		X		X

Average Age of Director Nominees: 61					Average Tenure of Director Nominees: 6 years

CMS ENERGY 2020 PROXY STATEMENT	2

PROXY STATEMENT

While CMS and Consumers are established, operated and regulated as separate legal entities, CMS and Consumers have the same individuals serve as members on each Board of Directors and each Board Committee and have adopted coordinated director and executive compensation arrangements and plans as well as auditing relationships. The two companies also have significant overlap in executive management. Although in certain contexts in this Proxy Statement the terms “we” and “our” refer to each of CMS and Consumers and satisfy their respective disclosure obligations, this Combined Proxy Statement is separately filed by CMS and Consumers. Information in this Combined Proxy Statement relating to each individual registrant is filed by such registrant on its own behalf. Unless specifically noted, singular references to “Board,” “Committee,” “Corporation,” and “Annual Meeting” refers to both CMS and Consumers.

PROPOSAL 1:
ELECT THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT TO THE BOARD OF DIRECTORS

There are 11 nominees for election as directors of CMS and Consumers, to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The Board believes that the nominees will be available to serve, but in the event any nominee is unable to do so, the proxies will be voted for a substitute nominee designated by the Board or the number of directors constituting the full Board will be reduced accordingly.

All of the nominees are currently serving as Directors. All eleven nominees have accepted their nomination and agree to serve if elected. Ronald J. Tanski was appointed to the Board in November 2019, and is standing for election for the first time at the 2020 Annual Meeting. One current Board member, Stephen E. Ewing, is not standing for re-election to the Board, having reached the retirement age, as stated in our Amended and Restated Corporate Governance Principles (“Principles”). Consequently, effective as of the 2020 Annual Meeting, the size of the Board will be reduced by one member for a total of 11 members.

CMS ENERGY 2020 PROXY STATEMENT	3

The following table identifies the balance of experience, skills and qualifications that the nominees bring to the Board. The skills and qualifications that are marked below are reviewed by the Governance, Sustainability and Public Responsibility Committee (“Governance Committee”) and the Board when making nomination decisions and reviewing Board succession planning and the fact that a particular skill or qualification is not designated does not mean nominees do not also possess the specific experience and qualifications. The table below illustrates how the Board is well-positioned to provide direction and oversight with respect to our overall performance, strategic direction and significant corporate policies.

CMS ENERGY 2020 PROXY STATEMENT	4

Core Competencies have an impact on our purpose, which is measured by our “triple bottom line” of people, planet, and profit, underpinned by performance.
Core Competencies and Relevance to CMS and Consumers
Senior Leadership	Senior Leadership experience is important to understanding and overseeing our complex organization and empowering employees through individual growth and development.
Finance, Accounting or Financial Reporting
Finance, Accounting or Financial Reporting experience is important in overseeing our financial management and capital allocation, as well as ensuring accurate financial reporting processes and robust controls.

Regulatory Environment/Governmental Affairs
Regulatory Environment and Governmental Affairs experience is important in understanding the regulated nature of the utility industry, providing insight and perspective in working constructively and proactively with governmental agencies and helping shape public policy initiatives and regulation/legislation.

Risk Management	Risk Management experience is important to oversee our robust enterprises risk management program and mitigate key risks to the Company.
Customer Experience	Customer Experience is important as we focus on meeting customer expectations and transforming the customer experience, including mobile and digital experiences.
Information Technology/Safety and Security
Information Technology/Safety and Security experience is important in overseeing the enhancement and security of our business and operational systems (both physical and cyber), including information security, data privacy, cybersecurity, customer experience, financial systems and internal and grid operations.

Utility Experience
Utility Experience is important in understanding the technical nature of our business and to help inform our views on utility-related matters, such as energy markets and economics, technology, renewable energy, electric and gas transmission and distribution, public policy and safety.

Strategic Planning and Governance
Strategic Planning and Governance experience is important in order to define and drive strategic direction and growth and oversee our operations as well as contributing to the Board’s understanding of best practices in corporate governance matters.

Sustainability and Environmental
We place the highest priority on the health and safety of our workforce and protection of our customers, assets, communities and the environment, therefore Sustainability and Environmental experience is important to manage our sustainability practices, including environmental, social and governance matters and continue our commitment to improving our environmental performance and reducing the potential negative impacts of our operations.

Human Resources and Executive Compensation	Human Resources and Executive Compensation experience is important to ensure our ability to recruit, retain and develop key talent essential to our operations.
Lean
Lean experience is important to improve safety, quality, cost, delivery and morale simultaneously by using quality tools to clearly define problems and solve them closest to the customer and drive improved performance, enhanced organizational focus and a culture of continuous improvement.

Diverse Attributes	Diverse Attributes support our commitment to diversity and inclusion through age, ethnicity, gender, and race and contribute to and support informed decision making.
CMS ENERGY 2020 PROXY STATEMENT	5

The name, age and business experience of each nominee follows, as well as a description of the specific experience, qualifications, and core competencies of each nominee that led to the Board’s conclusion that such nominee should serve as director.

Jon E. Barfield	Experience
AGE: 68 DIRECTOR SINCE: 2005
Jon E. Barfield. 68, is president and chief executive officer of LJ Holdings Investment Company LLC, a private investment company. In March 2012, he retired from Bartech Group, Inc. (“Bartech”) where he served since 1981 as president and from 1995 to March 2012 as chairman and president of this industry-leading professional services firm, with headquarters in Southfield, Michigan, delivering talent management, business process outsourcing and managed services provider solutions to Global 1,000 firms.

Bartech manages the daily work assignments for more than 120,000 associates and more than $4.7 billion in annual procurement for major employers around the world, making Bartech (now owned by Impellam Group, PLC) one of the largest talent acquisition and managed service provider firms in the United States. During the past five years, Barfield previously served as a director of Blue Cross Blue Shield of Michigan and Good Technology Corporation. He has been a director of CMS and Consumers since August 2005.

Skills and Qualifications:
Barfield brings to the Board legal knowledge and experience, having practiced corporate and securities law at Sidley Austin LLP. His qualifications to serve as a director stem primarily from his experiences as a senior leader, and his varied service as a director with considerable experience regarding legal risk oversight and risk management, financial reporting, attracting and retaining key talent and related human resources experience, corporate governance, customer service and marketing, and mergers and acquisitions. He served for many years as chairman of the audit committee of the Princeton University Board of Trustees.

Core Competencies:
	•	Senior Leadership
	•	Finance, Accounting or Financial Reporting
	•	Regulatory Environment/Governmental Affairs
	•	Risk Management
	•	Customer Experience
	•	Strategic Planning and Governance
	•	Sustainability and Environmental
	•	Human Resources and Executive Compensation
CMS ENERGY 2020 PROXY STATEMENT	6

Deborah H. Butler	Experience
AGE: 65 DIRECTOR SINCE: 2015
Deborah H. Butler. 65, retired in October 2015 as the executive vice president of planning and chief information officer of Norfolk Southern Corporation (“Norfolk Southern”), which is engaged in the rail transportation of raw materials, intermediate products and finished goods. Butler joined Norfolk Southern in 1978 and served in positions of increasing responsibility in operations until being named assistant vice president transportation customer service in 2000 and vice president customer services in 2002, a position she held until her appointment as executive vice president in 2007. She has been a director of CMS and Consumers since January 2015.

Skills and Qualifications:
Butler’s qualifications for service on the Board include her extensive experience in operations, leadership, customer service, sustainability and environment, safety, regulatory environment, strategic planning and information technology derived from her varying roles at Norfolk Southern. Butler previously served as chairman of the board of Thoroughbred Technology and Telecommunications, LLC, a Norfolk Southern subsidiary, and previously served as a board member of TTX Company, Inc., which provides railcars and related freight car management services to the North American rail industry.

Core Competencies:
	•	Senior Leadership
	•	Finance, Accounting or Financial Reporting
	•	Regulatory Environment/Governmental Affairs
	•	Risk Management
	•	Customer Experience
	•	Information Technology/Safety and Security
	•	Strategic Planning and Governance
	•	Sustainability and Environmental
	•	Human Resources and Executive Compensation
	•	Lean
Kurt L. Darrow	Experience
AGE: 65 DIRECTOR SINCE: 2013
Kurt L. Darrow. 65, has served since 2003 as the president and chief executive officer of La-Z-Boy Incorporated (“La-Z-Boy”), an integrated furniture retailer and manufacturer. Since joining La-Z-Boy in 1979, he has served in positions of increased responsibility, including president of La-Z-Boy Residential, its largest division. Darrow has served as a board member of La-Z-Boy since 2003 and was elected as chairman of the Board in 2011. He has been a director of CMS and Consumers since November 2013.

Skills and Qualifications:
Darrow’s qualifications for service on the Board include his extensive public company experience spanning 40 years, and his thorough strategic, marketing and leadership experience and customer orientation derived from his varying roles at La-Z-Boy, including his current chairman and chief executive officer roles. Darrow is a member of the Business Leaders for Michigan, a non-profit executive leadership organization, and serves on its executive committee. He serves as a member of the ProMedica Board of Trustees and was previously chairman of the ProMedica Monroe Regional Hospital Board of Trustees. Darrow is a former chairman of the American Home Furnishings Alliance and continues to serve as director emeritus. He served as a Trustee of Adrian College until May 2011.

Core Competencies:
	•	Senior Leadership
	•	Finance, Accounting or Financial Reporting
	•	Regulatory Environment/Governmental Affairs
	•	Risk Management
	•	Customer Experience
	•	Strategic Planning and Governance
	•	Sustainability and Environmental
	•	Human Resources and Executive Compensation
	•	Lean
CMS ENERGY 2020 PROXY STATEMENT	7

William D. Harvey	Experience
AGE: 71 DIRECTOR SINCE: 2012
William D. Harvey. 71, retired in March 2012 as chairman and chief executive officer of Alliant Energy Corporation (“Alliant”) and its two utility subsidiaries, Interstate Power & Light Company and Wisconsin Power & Light Company (“WPL”). Harvey served in those positions since February 2006. Alliant is a Madison, Wisconsin-based public utility holding company, which provides regulated electricity and natural gas services through its subsidiary companies. He is a general partner of Shade Tree Investments Limited Partnership, a private family investment group. He has been a director of CMS and Consumers since August 2012. Harvey has served as Presiding Director since May 2016.

Skills and Qualifications:
Harvey brings to the Board legal knowledge and experience, having begun his career as an attorney in private practice and serving as General Counsel of WPL. Harvey’s qualifications for service on the Board include his long-term experience with public utility operations and publicly traded companies, knowledge of customer perspectives, utility and environmental regulations and safety and diversity initiatives. Harvey currently serves as a director of Sentry Insurance Company.

Core Competencies:
	•	Senior Leadership
	•	Finance, Accounting or Financial Reporting
	•	Regulatory Environment/Governmental Affairs
	•	Risk Management
	•	Customer Experience
	•	Information Technology/Safety and Security
	•	Utility Experience
	•	Strategic Planning and Governance
	•	Sustainability and Environmental
	•	Human Resources and Executive Compensation
	•	Lean
Patricia K. Poppe	Experience
AGE: 51 DIRECTOR SINCE: 2016
Patricia K. Poppe. 51, has served since July 2016 as president and chief executive officer of CMS and Consumers. Prior to that, she served since March 2015 as senior vice president of distribution operations, engineering and transmission for CMS and Consumers, with overall responsibility for Consumers’ electric and natural gas distribution systems, energy operations and electric transmission. Prior to that, she served since January 2011 as vice president of customer experience, rates and regulation of Consumers. She currently serves on the board of Whirlpool Corporation. She has been a director of CMS and Consumers since May 2016.

Skills and Qualifications:
Poppe is qualified to serve on the Board based on her experience and knowledge gained in the utility and automotive industries. She has extensive utility knowledge, including customer experience and satisfaction, rates and regulation, generation, and distribution. The Board benefits from Poppe’s prior leadership roles with DTE Energy, including overseeing five electric generating facilities, and her experience holding a variety of plant management positions in the automotive industry. She currently serves on the boards of AEGIS, Business Leaders for Michigan, Detroit Regional Chamber, American Gas Association and Edison Electric Institute.

Core Competencies:
	•	Senior Leadership
	•	Finance, Accounting or Financial Reporting
	•	Regulatory Environment/Governmental Affairs
	•	Risk Management
	•	Customer Experience
	•	Information Technology/Safety and Security
	•	Utility Experience
	•	Strategic Planning and Governance
	•	Sustainability and Environmental
	•	Human Resources and Executive Compensation
	•	Lean
CMS ENERGY 2020 PROXY STATEMENT	8

John G. Russell	Experience
AGE: 62 DIRECTOR SINCE: 2010
John G. Russell. 62, has served since May 2016 as Chairman of the Boards of CMS and Consumers. He served from May 2010 to July 2016 as president and chief executive officer of CMS and president and chief executive officer of Consumers. Prior to that he served from October 2004 to May 2010 as president and chief operating officer of Consumers; he served from December 2001 to July 2004 as executive vice president and president and chief executive officer—electric of Consumers; and from July 2004 to October 2004 as executive vice president and president—electric and gas of Consumers. He serves on the board of Hubbell Incorporated. He has been a director of CMS and Consumers since May 2010.

Skills and Qualifications:
Russell is qualified to serve on the Board based on the knowledge and experience acquired throughout his more than 30 years with Consumers. He has in-depth knowledge of all aspects of the utility. His vast experience within the regulated utility industry, hands-on experience and the leadership positions he has held have provided him with a perspective from which the Board greatly benefits. He currently serves on the board of Grand Valley State University. Russell previously served as a director on the boards of Business Leaders for Michigan, The Right Place, Inc., the Michigan Chamber of Commerce, the American Gas Association and Edison Electric Institute.

Core Competencies:
	•	Senior Leadership
	•	Finance, Accounting or Financial Reporting
	•	Regulatory Environment/Governmental Affairs
	•	Risk Management
	•	Customer Experience
	•	Information Technology/Safety and Security
	•	Utility Experience
	•	Strategic Planning and Governance
	•	Sustainability and Environmental
	•	Human Resources and Executive Compensation
Suzanne F. Shank	Experience
AGE: 58 DIRECTOR SINCE: 2019
Suzanne F. Shank. 58, has served since 2019 as president and chief executive officer of Siebert Williams Shank & Co., LLC, a full-service investment banking and financial services company. Prior to the merger of Siebert Cisneros Shank & Co., L.L.C. (“Siebert Cisneros Shank”) and The Williams Capital Group, L.P. in 2019, Shank had served, since 1996, as chief executive officer and a co-founder, and since 2015, as chairwoman, of Siebert Cisneros Shank, a full-service investment bank that managed or co-managed over $2 trillion in municipal bond, corporate bond and equity transactions. Prior to her financial services career, Shank was a structural engineer for General Dynamics. She currently serves on the board of Pensare Acquisition Corp. She has been a director of CMS and Consumers since January 2019.

Skills and Qualifications:
Shank brings over 30 years of experience in the financial services industry, including extensive experience developing strategies for new business growth nationally and managing financial, operational and regulatory matters. She currently serves as a director of the Skillman Foundation, Detroit Institute of Arts, Detroit Regional Chamber, Global Citizen and Invest Detroit. Shank also serves on the Wharton Graduate Board of Trustees, the Spelman College Board of Trustees and on the Executive Council on Infrastructure for the Bipartisan Policy Center. She is also a member of the International Women’s Forum and the Securities and Exchange Commission’s Fixed Income Market Structure Advisory Committee.

Core Competencies:
	•	Senior Leadership
	•	Finance, Accounting or Financial Reporting
	•	Regulatory Environment/Governmental Affairs
	•	Customer Experience
	•	Strategic Planning and Governance
CMS ENERGY 2020 PROXY STATEMENT	9

Myrna M. Soto	Experience
AGE: 51 DIRECTOR SINCE: 2015
Myrna M. Soto. 51, has served since March 2019 as the chief operating officer of Digital Hands (a Managed CyberSecurity Services Provider) and a venture advisor for ForgePoint Capital (formerly known as Trident Capital Cybersecurity) (“ForgePoint”), a venture capital firm investing exclusively in early stage cybersecurity companies. She served as a partner at ForgePoint since April 2018. At ForgePoint, Soto provides advisory and operational oversight to ForgePoint’s portfolio companies from time to time. Prior to joining ForgePoint, she served since August 2015 as the senior vice president and global chief information security officer of Comcast Corporation (“Comcast”), which operates as a worldwide media and technology company. Soto served from 2009 to August 2015 as senior vice president and chief infrastructure and information security officer. Soto was responsible for the alignment and development of cyber and data security strategies and policies. Prior to joining Comcast in September 2009, Soto served since 2005 as vice president of information technology governance and chief information security officer for MGM Resorts International, a global hospitality company. Soto currently serves on the board of Spirit Airlines, Inc. and Popular, Inc. She has been a director of CMS and Consumers since January 2015.

Skills and Qualifications:
Soto brings over 25 years of focused information technology and security experience from a variety of industries, including financial services, hospitality, insurance and risk management and gaming and entertainment. Soto previously served as Vice Chairman and executive committee board member of the Hispanic IT Executive Council and as a member of the Board of Trustees of Cabrini College.

Core Competencies:
	•	Senior Leadership
	•	Finance, Accounting or Financial Reporting
	•	Regulatory Environment/Governmental Affairs
	•	Risk Management
	•	Customer Experience
	•	Information Technology/Safety and Security
	•	Strategic Planning and Governance
	•	Sustainability and Environmental
	•	Human Resources and Executive Compensation
	•	Lean
John G. Sznewajs	Experience
AGE: 52 DIRECTOR SINCE: 2015
John G. Sznewajs. 52, has served since 2007 as the vice president and chief financial officer of Masco Corporation (“Masco”), which operates as a global leader in design, manufacture and distribution of branded building products. Sznewajs is responsible for strategic and operational financial functions and also has oversight of information technology and several of Masco’s European businesses. Sznewajs also served as the treasurer of Masco from 2005 until 2016. He has been a director of CMS and Consumers since July 2015.

Skills and Qualifications:
In addition to his financial expertise, Sznewajs has almost 20 years of experience in business and corporate development. His extensive background and knowledge in financial matters, which he has gained over his career, along with in-depth experience in enterprise-wide strategy, qualify him to serve on the Board. He serves as director and treasurer of the Detroit Zoological Society and as a trustee of The Roeper School.

Core Competencies:
	•	Senior Leadership
	•	Finance, Accounting or Financial Reporting
	•	Regulatory Environment/Governmental Affairs
	•	Risk Management
	•	Information Technology/Safety and Security
	•	Strategic Planning and Governance
	•	Sustainability and Environmental
	•	Human Resources and Executive Compensation
	•	Lean
CMS ENERGY 2020 PROXY STATEMENT	10

Ronald J. Tanski	Experience
AGE: 67 DIRECTOR SINCE: 2019
Ronald J. Tanski. 67, served as president and chief executive officer of National Fuel Gas Company (“National Fuel”), a diversified energy company from March 2013 through his retirement on July 1, 2019. Mr. Tanski joined National Fuel as an attorney in 1979 and served in positions of increased responsibility during his career. Tanski continues to serve as a director of National Fuel. He has been a director of CMS and Consumers since November 2019.

Skills and Qualifications:
Tanski brings 40 years’ experience in both the regulated and non-regulated gas business. Having begun his career as an attorney with National Fuel, the Board will benefit from his legal knowledge and experience. Tanski was a member of the American Gas Association and the Interstate Natural Gas Association of America (“INGAA”), having served as INGAA’s chair. Tanski serves on the board of managers of the Buffalo Museum of Science.

Core Competencies:
	•	Senior Leadership
	•	Finance, Accounting or Financial Reporting
	•	Regulatory Environment/Governmental Affairs
	•	Information Technology/Safety and Security
	•	Utility Experience
	•	Strategic Planning and Governance
	•	Sustainability and Environmental
	•	Human Resources and Executive Compensation
Laura H. Wright	Experience
AGE: 60 DIRECTOR SINCE: 2013
Laura H. Wright. 60, retired from Southwest Airlines Co. (“Southwest”) as senior vice president of finance and chief financial officer, positions she had held since July 2004. During her 25-year career with Southwest, she held various positions, including vice president of finance and treasurer, treasurer, assistant treasurer and other financial roles. Southwest is based in Dallas, Texas, and is engaged in the operation of passenger airlines that provide scheduled air transportation in the United States. Until 2020, she consulted under GSB Advisory LLC, which she founded in 2012, to provide interim executive and financial management to growth and non-profit companies. Wright currently serves as a board member of TE Connectivity Ltd. and Spirit AeroSystems Holdings, Inc. Until February 2019, she served as a trustee of Pebblebrook Hotel Trust. She has been a director of CMS and Consumers since February 2013.

Skills and Qualifications:
As an active certified public accountant in the state of Texas, the Board benefits from Wright’s extensive technical expertise and experience in financial accounting and reporting, corporate finance and risk management. She has extensive experience working in a consumer-oriented business environment. Prior to Southwest, Wright was a manager with Arthur Young & Co. in Dallas.

Core Competencies:
	•	Senior Leadership
	•	Finance, Accounting or Financial Reporting
	•	Regulatory Environment/Governmental Affairs
	•	Risk Management
	•	Customer Experience
	•	Information Technology/Safety and Security
	•	Strategic Planning and Governance
	•	Sustainability and Environmental
	•	Human Resources and Executive Compensation
Each of the CMS and Consumers Boards recommend a vote FOR the election of each Director nominee named above.

CMS ENERGY 2020 PROXY STATEMENT	11

CORPORATE GOVERNANCE

Governance Guidelines and Materials

The Board and management review and monitor governance trends and best practices on an ongoing basis. The Board has adopted Principles that reflect corporate and Board practices as well as Securities and Exchange Commission (“SEC”) rules and the New York Stock Exchange (“NYSE”) listing standards. The Governance Committee is responsible for overseeing and reviewing our Principles at least annually and recommending any proposed changes to the Board for approval. The Principles intend to serve as a flexible framework within which the Board and its Committees operate. Except for the Executive Committee, the Board has adopted charters for each of the standing Committees that detail their purposes, duties and authority, composition, meetings and resources as well as other aspects of Committee activities (“Charters”), which are further described under Board and Committee Information below. Each Committee reviews its Charter annually and recommends changes to the Governance Committee for review and recommendation to the Board for approval.

The current version of our Principles, Amended and Restated Bylaws (“Bylaws”), Charters, Employee and Director Codes of Conduct (“Codes”) and other corporate governance materials are available at www.cmsenergy.com/corporategovernance.

Board of Directors

The Board provides direction and oversight with respect to our overall performance, strategic direction and significant corporate policies. The Board approves major initiatives, advises on key financial and business objectives, and monitors progress with respect to these matters. Directors are kept informed of our business by various reports and documents provided to them on a regular basis, including operating and financial reports made at Board and Committee meetings. The Board has full and direct access to all members of management and may hire consultants and advisors as deemed necessary.

Board Leadership Structure

As stated in our Principles, the Board has determined that for the present time, it is in the best interests of the Corporation and shareholders to keep the offices of Chief Executive Officer (“CEO”) and Chairman separate to enhance oversight responsibilities. The Board believes that this leadership structure promotes independent and effective oversight of management on key issues relating to long-range business plans, long-range strategic issues and risks. To further promote independent and effective oversight of management, our Principles also provide that at any time when the Chairman is not considered independent under NYSE listing standards, a Presiding Director will be chosen by the independent directors to coordinate the activities and preside at the executive sessions attended only by the independent members of the Board. The Presiding Director provides the independent directors with a key means for collaboration and communication. Under our Bylaws, the Presiding Director will: (1) convene and chair meetings of the independent directors in executive session no less than once each year; (2) preside at meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent directors; (3) solicit independent directors for advice on agenda items for meetings of the Board; (4) serve as a liaison between the Chairman of the Board, the President and the independent directors; and (5) perform such other duties as may be assigned by the Board from time to time. Russell, the current Chairman, is not a member of management, but as former CEO he was not considered independent under NYSE listing standards until July 2019; therefore, on May 3, 2019, Harvey was re-elected as Presiding Director for the Board for a one-year term.

CMS ENERGY 2020 PROXY STATEMENT	12

Risk Oversight

The Board’s risk oversight process includes regular reports from senior management on areas of material operational, legal, regulatory, financial, strategic, compliance, environmental, liability, safety, information technology, physical security, cybersecurity and reputational risk. The Board receives an annual risk management review from the Executive Director of Risk in addition to the risk oversight functions performed by the various Committees of the Board. These include: (1) a review by the Audit Committee of the risks associated with operating and financial activities which could impact its financial and other disclosure reporting, as well as a review of policies on risk assessment, controls and accounting risk exposure; (2) the Audit Committee’s review and approval of risk management policies; (3) a review by the Compensation and Human Resources Committee (“Compensation Committee”) of the potential risks associated with the Corporation’s executive compensation policies and practices; and (4) the Compensation Committee’s review of management’s assessment of the likelihood that the incentive compensation plans will have a material adverse impact.

Cybersecurity Oversight

The Board is responsible for overseeing the Corporation’s cybersecurity risk. Cybersecurity risks are included in the risk reports to the Audit Committee discussed above. The Audit Committee receives cybersecurity updates that focus on our most critical assets, cybersecurity drills, exercises, mitigation of cybersecurity risks and assessments by third-party experts.

Political Contribution Oversight

The Board oversees our political engagement policies, programs and practices. The Governance Committee is also responsible for advising and assisting the Board with respect to our political engagement. Our policies, including the governance and decision-making process for corporate political contributions, are described in detail at https://www.cmsenergy.com/corporate-governance/political-engagement. We believe Board oversight of our political activity along with the Board’s alignment with our current disclosure standards provide the necessary accountability to ensure that political activities are conducted in the best interest of customers, shareholders and other stakeholders. Through Board oversight, we have maintained a rigorous compliance process to ensure that its political activities are lawful, properly disclosed and align with our Codes.

Public Responsibility and Sustainability Oversight

The Board oversees our public responsibility and sustainability practices. The Governance Committee is also responsible for advising and assisting the Board with respect to our public responsibility and sustainability matters. We are committed to corporate responsibility through our business, culture, environment and our communities – past, present and future. We conduct business safely and ethically to preserve the environment and sustain our communities while serving our customers across the state of Michigan. This aligns with our purpose, which is to achieve world class performance while delivering hometown service. We measure our progress towards this purpose by considering our impact on the “triple bottom line” of people, planet, and profit, which is underpinned by performance; this consideration takes into account not only the economic value that we create, but also our responsibility to social and environmental goals.

The planet element of the triple bottom line represents our commitment to protect the environment, which extends beyond complying with the various state and federal laws and regulations.

CMS ENERGY 2020 PROXY STATEMENT	13

We are committed to caring for the environment as part of our strategic direction. Some of our environmental and sustainability achievements include the following:

•	decreased combined percentage of electric supply (self-generated and purchased) from coal by 18 percentage points since 2015
•	reduced carbon dioxide emissions by over 35 percent since 2005
•	reduced the amount of water used to generate electricity by 31 percent since 2012
•	reduced landfill waste disposal by over 1.3 million tons since 1992
•	reduced methane emissions by 17 percent since 2012.

We provide extensive public reporting and are forthcoming in disclosures about our environmental stewardship and long-term strategy. We address issues related to climate change in SEC, Environmental Protection Agency and other regulatory agency filings, and by voluntarily reporting our climate risk strategy and related data to CDP (formerly known as the Carbon Disclosure Project). We also publish an annual Sustainability Report and in 2018, published our first Climate Assessment Report, which addresses the long-term implications of our electric supply fuel mix and capital expenditure plans. In 2019, we completed the EEI ESG & Sustainability Report and published our Methane Reduction Plan, which explains our plans for achieving net zero methane emissions from our natural gas delivery system by 2030. We have also announced our goal to achieve net zero carbon emissions by 2040.

We continually update and enhance disclosures relating to our sustainability efforts. These disclosures and updates can be found on our website at https://www.cmsenergy.com/environment.

We have created a cleaner, more sustainable energy future by taking a leadership position in reducing air emissions and water usage, saving landfill space and boosting the amount of renewable energy supplied to customers. We have also provided, and intend to continue providing, appropriate disclosures to our shareholders regarding climate change and the risks it poses.

Shareholder Engagement

As part of our overall corporate governance, we have an ongoing outreach program to develop and maintain communication with our investors in regard to governance and compensation issues. We value these discussions and the Board considers pertinent feedback when evaluating corporate governance and compensation issues. In addition, management regularly participates in investor and industry conferences throughout the year to discuss performance, environmental, social and governance topics, and share its perspective on business and industry developments. Shareholders may also contact the Board with any inquiry or issue, by the methods described below and the Board will respond as appropriate.

Board Communication Process

Interested parties, including shareholders, employees or third parties can communicate with the Board, Committee, the independent directors as a group, or an individual director, including the Chairman, by sending written communications to the Corporate Secretary, One Energy Plaza, Jackson, Michigan 49201. Envelopes should be clearly marked “Board Communication” or “Director Communication.”

The Corporate Secretary will review and forward, as appropriate, such correspondence in order to facilitate communications with the Board or its Committees, the independent directors or individual members.

CMS ENERGY 2020 PROXY STATEMENT	14

Any shareholder, employee or third party who wishes to submit a compliance concern to the Board or applicable Committees, including complaints regarding accounting, internal accounting controls or auditing matters to the Audit Committee, may do so by any of the following means:

All such communications will be reviewed by the Chief Compliance Officer (who reports directly to the Audit Committee) prior to being forwarded to the Board or applicable Committees or directors, as appropriate.

Identification of Director Candidates

The Governance Committee is responsible for identifying and evaluating director candidates, seeking candidates to serve on the Board consistent with criteria approved by the Board, and recommending a slate of candidates for election at the Annual Meeting. There are numerous steps in identifying director candidates.

The Governance Committee will consider shareholder-recommended director nominees in accordance with the requirements of our Bylaws. The information that must be included and the procedures that must be followed by a shareholder wishing to recommend a director candidate for the Board’s consideration are the same as would be required under our Bylaws if the shareholder wished to nominate that candidate directly. The Governance Committee will consider director candidates recommended by shareholders on the same basis that the Governance Committee evaluates other nominees for director.

CMS Bylaws also permit a shareholder, or a group of up to 20 shareholders, who have owned, continuously for at least three years, at least three percent of the outstanding shares of common stock of the Corporation to submit director nominees (not greater than two or 20% of the Board) for inclusion in its proxy statement if the shareholder(s) and the nominee(s) satisfy the requirements in the CMS Bylaws.

CMS ENERGY 2020 PROXY STATEMENT	15

A director nomination that is not submitted for inclusion in the proxy statement but instead is sought to be presented directly at the Annual Meeting, must comply with the advance notice provisions in our Bylaws.

Any recommendation or nomination submitted by a shareholder regarding a director candidate must be submitted within the time frame provided in our Bylaws for director nominations and must include (a) a statement from the proposed nominee that he or she has consented to the submission of the recommendation or nomination and (b) such other information about the proposed nominee(s) and/or nominating shareholder(s) as is required by our Bylaws.

Written notice must be sent to the Corporate Secretary, One Energy Plaza, Jackson, Michigan 49201. You may access our Bylaws at www.cmsenergy.com/corporategovernance.

Director Candidate Qualifications

Director candidates are sought whose particular background, experiences and qualities meet the needs of the Board. The Board values high standards of integrity, business ethics and sound judgment, which add value, perspective and expertise to the Board’s deliberations. The Governance Committee assesses, on a regular basis, the qualifications needed by the Board in light of the Board’s current composition and recommends changes to the Board when appropriate; and determines from time to time other criteria for selection and retention of Board members. The Governance Committee has not established any specific, minimum qualifications that must be met by director candidates or identified any specific qualities or skills that the directors must possess. Although the Governance Committee has not established a formal policy on diversity, it has adopted, as a general guideline, that the Board will include a broad spectrum of diverse business, political, academic, demographic and social interests. The Governance Committee takes a wide range of factors into account in evaluating the suitability of director candidates, including experience in business, leadership, regulated utility, sustainability and environment, risk management, customer experience, safety, governance, accounting, finance, legal, information technology, lean practices, and compensation and human resources, which will bring a diversity of thought, perspective, approach and opinion to the Board. The Governance Committee does not have a single method for identifying director candidates but will consider candidates suggested by a wide range of sources.

Tanski is standing for election by the shareholders for the first time at this Annual Meeting. Tanski was initially identified as a potential nominee by a Director and recommended for nomination by the Governance Committee. Tanski was elected to the Board effective November 8, 2019. Tanski is the only director nominee for the Annual Meeting who is standing for election by the shareholders for the first time.

Director Tenure

The Board believes that diversity in tenure adds value, perspective and expertise to the Board’s deliberations, with longer-tenured directors bringing a deep understanding of the Corporation and shorter-tenured directors bringing a fresh perspective. Over the past seven years, the Board has added eight new directors. Director term limits, included in our Principles, state that Directors (other than the CEO) first elected after January 2017, may not serve on the Board for more than 15 years and Committee chairs (other than the Executive Committee) may not serve in such role for more than five years.

Director Independence

Directors Barfield, Butler, Darrow, Ewing, Harvey, Russell, Shank, Soto, Sznewajs, Tanski, and Wright are “independent”, as determined by the Board, in accordance with the NYSE listing standards, applicable rules and regulations of the SEC, our more stringent Independence Standards, as set

CMS ENERGY 2020 PROXY STATEMENT	16

forth in our Principles, and taking into consideration all business relationships between the Corporation and its subsidiaries and each non-employee director. Poppe is not independent due to her employment relationship with the Corporation.

The Board identified the following relationships which were deemed immaterial to such Directors’ independence:

•	Charitable contributions made to organizations of which certain of the Directors are affiliated.
•	Purchases and sales of services, commodities, materials or equipment, to and from entities, during the ordinary course of business, on which certain of the Directors serve and all such transactions were significantly below one percent of the consolidated gross revenues of the counterparty to the transaction.
•	Retail electricity or natural gas purchases from Consumers at rates or charges fixed in conformity with law or governmental authority.

In addition, the Board has affirmatively determined that each member of the Audit Committee and Compensation Committee is independent under NYSE listing standards, rules and regulations of the SEC and, if applicable, the Internal Revenue Code (“IRC”). Furthermore, the Board has determined that the ability of our Audit Committee members to serve on our Audit Committee is not impaired by service on other audit committees.

The Independence Standards, adopted by the Board as part of our Principles, can be found at www.cmsenergy.com/corporategovernance.

CMS Majority Voting Standard

Under the CMS Articles of Incorporation, CMS Bylaws and our Principles, any director nominee who receives less than a majority of the votes cast by the CMS shareholders at a regular election shall promptly tender his or her resignation. For this purpose, a majority of the votes cast means that the number of shares voted “for” a director must exceed 50% of the votes cast with respect to that director, not counting abstentions. Upon receipt of such a tendered resignation, the CMS Governance Committee shall consider and recommend to the CMS Board whether or not to accept the resignation. The CMS Board will act on the CMS Governance Committee’s recommendation within 90 days following certification of our shareholder vote, and contemporaneously with that action will cause CMS to publicly disclose the CMS Board’s decision whether to accept or decline such director’s resignation offer (and the reasons for rejecting the resignation offer, if appropriate). The director who tenders his or her resignation pursuant to the standard will not be involved in either the CMS Governance Committee’s recommendation or the CMS Board’s decision to accept or decline the resignation. Due to complications that arise in the event of a contested election of directors, this standard would not apply in that context, and the underlying plurality vote requirement of Michigan law would control any contested director elections.

Director Education

Board members are expected to attend at least one continuing education program annually, sponsored by a recognized utility industry or corporate governance organization. All Director nominees, except one, attended at least one continuing education program in 2019. Also, we have an internal director education program. The internal program includes corporate and industry information disseminated through orientation programs, business training modules and reports and operational site visits.

CMS ENERGY 2020 PROXY STATEMENT	17

Board, Committee and Director Evaluations

The Board is committed to continuous self-improvement, and Board and Committee evaluations are an important tool for promoting effectiveness. The Board conducts a performance evaluation annually and periodically engages a third party to conduct individual Director peer evaluations. The Governance Committee, in consultation with the Chairman, oversees the Board, Committee and Director evaluation processes.

Board and Committee evaluations are conducted for the Board and each standing Committee. Each Director participates in the process by completing a questionnaire that reviews the previous year’s performance. The questionnaire assesses, among other items, Board: 1) effectiveness, 2) meeting procedures, 3) operations, 4) composition, 5) accountability, and 6) future challenges. Directors may choose to provide their feedback anonymously. The Directors then discuss the evaluation results in executive session. Policies and practices are then updated to address feedback, as appropriate.

Director peer evaluations provide Directors an opportunity to evaluate each other and identify opportunities for their own growth and development. Peer evaluations and development follow-ups are facilitated by an independent third party and include confidential, open-ended, one-on-one interviews with each Director. The Board has conducted these periodic peer evaluations since 2008. The latest Director peer evaluation cycle began in 2018.

Board and Committee Information

The CMS and Consumers Board each met eight times during 2019. Our Principles state the expectation that each Director will attend all scheduled Board and Committee meetings of which he or she is a member, as well as the Corporation’s annual meeting of shareholders. All Directors serving during 2019 attended 100% of the Board and assigned Committee meetings. All then-current Board members attended the 2019 annual meeting of shareholders.

The Board has five standing Committees including an Audit Committee, a Compensation Committee, an Executive Committee, a Finance Committee and a Governance Committee. The members and the responsibilities of the standing Committees of the Boards are listed below. Each Committee is composed entirely of “independent” Directors, as that term is defined by the NYSE listing standards and our Principles described above. Committees may also invite members of management or others to attend their meetings as they determine appropriate. Poppe routinely attends committee meetings.

On a regularly-scheduled basis, the non-employee Directors meet in executive session (that is, with no employee Directors present) and may invite such members of management to attend as they determine appropriate. At least once each year, the independent Directors meet in executive session in conformance with the NYSE listing standards. In 2019, the CMS independent Directors met four times and the Consumers independent Directors met four times. In 2019, Presiding Director Harvey or Russell, once independent, presided over the executive sessions of independent Directors.

CMS ENERGY 2020 PROXY STATEMENT	18

	Members *Committee Chairperson			2019 Meetings
Committees		Primary Responsibilities		CMS	Consumers
Audit Committee	Deborah H. Butler Suzanne F. Shank Myrna M. Soto John G. Sznewajs Laura H. Wright* All members are financially literate and an “Audit Committee Financial Expert” as such term is defined by the SEC.	•	Oversee the integrity of consolidated financial statements and financial information, the financial reporting process and the system of internal accounting and financial controls and to retain independent auditors.	7	7
		•	Pre-approve all audit and non-audit services provided by the independent auditors, assess the independent auditors’ qualifications and independence and review the independent auditors’ performance.
		•	Oversee compliance with applicable legal and regulatory requirements and with the Codes.
		•	Oversee our risk management policies, controls and exposures, including cyber.
		•	Review the performance of the internal audit function and prepare the Report of the Audit Committee for inclusion in the Proxy Statement.
Compensation and Human Resources Committee	Jon E. Barfield Kurt L. Darrow* Stephen E. Ewing Ronald J. Tanski (1)	•	Review and approve the executive compensation structure and policies and set the CEO compensation level.	6	7
•
Review and recommend to the Board incentive compensation plans, review and approve the grant of stock and other stock-based awards pursuant to the incentive plans and review and approve corporate financial and business goals and target awards, and the payment of performance incentives, pursuant to the annual incentive plans.

		•	Produce an annual report of the Compensation Committee to be included in the Proxy Statement as required by SEC rules and regulations.
		•	Review and approve the CEO’s selection of candidates for officer positions and recommend such candidates to the Board for annual or ad hoc elections.
		•	Review and approve officer stock ownership guidelines and compliance.
(1) Joined the committee in November 2019		•	Review and advise the Board concerning the management succession plan and review the organizational and leadership development plans and programs.
Finance Committee	Deborah H. Butler Suzanne F. Shank John G. Sznewajs* Ronald J. Tanski (1) Laura H. Wright	•	Review and make recommendations to the Board concerning the financing and investment plans and policies for funded employee benefit plans.	3	3
		•	Approve short- and long-term financing plans.
		•	Approve financial policies relating to cash flow, capital structure and dividends.
		•	Recommend Board action to declare dividends.
(1) Joined the committee in November 2019		•
Review Financial Authorities Policy that sets out the approval requirements for various financial transactions and recommend appropriate changes. Review and approve potential project investments and other significant capital expenditures and monitor the progress of significant capital projects.

Governance, Sustainability and Public Responsibility Committee	Jon E. Barfield* Kurt L. Darrow Myrna M. Soto	•	Establish and review our Principles, consider candidates properly recommended by shareholders, identify and recommend director candidates, consider resignations of directors, and review public responsibility matters.	3	3
		•	Recommend ways for the Board to enhance overall performance and effectiveness.
		•	Annually review the operation and performance of the Board and Committees.
		•	Review the Codes and recommend actions to the Board in cases where directors have violated the Directors’ Code.
		•	Review stakeholder outreach, stewardship and corporate social responsibility matters and oversee sustainability matters.
		•	Review political and charitable contributions.
Executive Committee	Jon E. Barfield Kurt L. Darrow William D. Harvey John G. Russell* John G Sznewajs Laura H. Wright	•	Exercise the power and authority of the Board as may be necessary during the intervals between Board meetings, subject to such limitations as are provided by law or by resolution of the Board.	0	0
CMS ENERGY 2020 PROXY STATEMENT	19

Compensation Risk

Management annually undertakes a comprehensive review of the compensation policies and practices throughout the organization in order to assess the risks presented by such policies and practices.

Following this year’s review, we have determined that such policies and practices are not reasonably likely to have a material adverse effect on CMS or Consumers. Management’s analysis and determination were reported to and reviewed by the Compensation Committee.

Codes of Ethics

We have adopted an employee code of ethics, titled “CMS Energy 2020 Code of Conduct” (“Employees’ Code”) that applies to the CEO, Chief Financial Officer (“CFO”) and Chief Accounting Officer (“CAO”), as well as all other officers and employees of CMS and Consumers. CMS and Consumers have also adopted a director code of ethics titled “2020 Board of Directors Code of Conduct” (“Directors’ Code”) that applies to the members of the Board. The Governance Committee annually reviews the Codes and recommends changes to the Board, as appropriate. The Employees’ Code is administered by the Chief Compliance Officer, who reports directly to the Audit Committee. The Audit Committee oversees compliance with the Codes. Any alleged violation of the Directors’ Code will be investigated by disinterested members of the Audit Committee, or if none, by disinterested members of the Board. The Governance Committee would recommend appropriate action to the Board in the event a determination is made that a director violated the Directors’ Code. The Codes and any waivers of, or amendments or exceptions to, a provision of the Employees’ Code that applies to the CEO, CFO, CAO or persons performing similar functions and any waivers of, or exceptions to, a provision of our Directors’ Code will be disclosed on our website at www.cmsenergy.com/complianceandethics. No such waivers or exceptions have been granted.

Related Party Transactions

CMS, Consumers or their subsidiaries may occasionally enter into transactions with related parties. “Related Parties” include directors or executive officers, beneficial owners of more than 5% of our common stock, family members of such persons, and entities in which such persons have a direct or indirect material interest. As set forth in our Codes, we consider a related party transaction to have occurred when a Related Party enters into a transaction in which we are participating, the transaction amount is more than $10,000 and the Related Party has or will have a direct or indirect material interest (“Related Party Transaction”). Any Related Party Transaction must be reported to us.

In accordance with our Codes and the Audit Committee Charter, Related Party Transactions must be pre-approved by the Audit Committee. In drawing its conclusion on any approval request, the Audit Committee considers the following factors:

•	Whether the transaction involves the provision of goods or services that are available from unaffiliated third parties;
•	Whether the terms of the proposed transaction are at least as favorable as those that might be achieved with an unaffiliated third party;
•	The size of the transaction and the amount of consideration payable to a Related Party;
•	The nature of the interest of the applicable Related Party; and
•	Whether the transaction may involve an actual or apparent conflict of interest, or embarrassment or potential embarrassment when disclosed.
CMS ENERGY 2020 PROXY STATEMENT	20

The policies and procedures relating to the Audit Committee’s approval of Related Party Transactions are found in the Codes, which are available at www.cmsenergy.com/complianceandethics.

Since January 1, 2019, there have been no Related Party Transactions to report.

No Pledging or Hedging

In accordance with our Codes, CMS’ and Consumers’ officers, employees and directors may not engage in pledging or purchasing on margin our securities, “trading” of our securities or selling “short” our securities or buying or selling puts or calls, hedges or other derivative securities relating to our securities, including compensatory awards of equity securities or our securities otherwise held, directly or indirectly, by those persons. For purposes of these Codes, “trading” means a combination or pattern of substantial or continuous buying and selling of securities with the primary objective of realizing short-term gains. Selling “short” is a technique in which investors bet on a stock price falling by selling securities they do not own with the understanding that they will buy them back, hopefully at a lower price.

Management Succession Planning

The Board engages in an active succession planning process. The Board selects a CEO and then consults with the CEO concerning the selection of a senior management team and plans for their succession. The management succession plan also includes provisions for CEO succession. The Compensation Committee regularly reviews succession planning issues and reports to the Board. The Compensation Committee also advises the Board on succession planning, including policies and principles for executive officer selection. CEO evaluations are conducted annually.

CEO Pay Ratio

It is the philosophy of CMS and Consumers to provide market-based compensation tied to performance. An employee's compensation is based on a combination of the market value of his or her position along with individual experience and performance.

For the fiscal year ended December 31, 2019, the median of the annual total compensation of all CMS employees (other than Poppe, President and CEO), was $122,783; and the annual total compensation of Poppe was $8,986,702. Based on this information the ratio of the annual total compensation of the President and CEO to the median of the annual total compensation of all CMS employees was 73.0 to 1.

SUMMARY COMPENSATION TABLE – CMS

	Base Pay	Over Time	Stock Awards	Non-Equity Incentive	Change in Pension Value and Nonqualified Deferred Compensation	All Other Comp	Total	Ratio
Median Employee (1)	$110,853	—	—	$830	—	$11,100	$122,783	73.0:1
Patricia K. Poppe	$1,250,000	—	$5,381,113	$1,830,000	—	$525,589	$8,986,702
(1)	Median employee occupies an exempt mid-level information technology analyst position in Michigan that requires a bachelor’s degree.

For the fiscal year ended December 31, 2019, the median of the annual total compensation of all Consumers employees (other than Poppe, President and CEO), was $123,939; and the annual total compensation of Poppe was $8,986,702. Based on this information the ratio of the annual total compensation of the President and CEO to the median of the annual total compensation of all Consumers employees was 72.5 to 1.

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SUMMARY COMPENSATION TABLE – CONSUMERS

	Base Pay		Over Time	Stock Awards	Non-Equity Incentive	Change in Pension Value and Nonqualified Deferred Compensation	All Other Comp	Total	Ratio
Median Employee (1)	$113,174	(2)	—	—	$923	—	$9,842	$123,939	72.5:1
Patricia K. Poppe	$1,250,000		—	$5,381,113	$1,830,000	—	$525,589	$8,986,702
(1)	Median employee occupies an exempt senior level environmental analyst position in Michigan that requires a bachelor’s degree.
(2)	Base salary contains premium pay of $4,691.

In determining the median employee for each of CMS and Consumers, our calculation includes employees as of December 31, 2018, as follows:

CMS, including Consumers		Consumers
Full-time employees	7,957	Full-time employees	7,504
Seasonal or temporary employees (1)	698	Seasonal or temporary employees (1)	698
Part-time employees	65	Part-time employees	14
Total employees	8,720	Total employees	8,216
Average Tenure	12.5 years	Average Tenure	12.9 years
(1)	Seasonal or temporary employees include interns and Enhanced Infrastructure Replacement Program (“EIRP”) employees in the Gas Operations business segment at Consumers that were active employees as of December 31, 2018. The type of work EIRP employees perform is done during the construction season, and these employees are subject to annual lay-offs over the winter months.

All employees are U.S.-based with 96% of our employee population in Michigan. Total compensation for purposes of determining the median employee is illustrated below by pay element. We identified each of CMS’ and Consumers’ median employees using these compensation measures, which were consistently applied to all employees.

SEC executive compensation disclosure rules allow for the identification of the median employee every three years unless there has been a change in its employee population or employee compensation arrangements that the registrant reasonably believes would result in a significant change in the pay ratio disclosure. No significant change has occurred in 2019 from 2018 regarding the median employees and, accordingly, we are using the same median employee as identified with respect to the 2018 CEO Pay Ratio disclosure.

The pay elements that were included in the annual total compensation to identify the median employee were:

•	salary for all full time and part-time permanent employees, based on salary level in effect as of December 31, 2018 and hours worked during the year;
•	salary received in fiscal year 2018 for seasonal or temporary employees as of December 31, 2018;
•	annual incentive payment received for performance year 2018;
•	grant date value of stock awards granted in fiscal year 2018;
•	relocation, housing and/or auto allowance paid in fiscal year 2018; and
•	reimbursement for Corporation-paid executive physical during fiscal year 2018.

Once the annual total compensation was calculated for each employee using the above measures, the annual total compensation of all employees was ranked except for the President and CEO from lowest to highest, and the median employee was identified.

The median employee’s compensation for fiscal year 2019 was calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K as prescribed for inclusion in the 2019

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Summary Compensation Table included in this Proxy Statement. With respect to the annual total compensation of the President and CEO, the amount reported in the “Total” column of our 2019 Summary Compensation Table included in this Proxy Statement was used.

Directors’ Compensation

The following table contains non-employee Director compensation information for 2019.

2019 DIRECTORS’ COMPENSATION TABLE

	Fees Earned or Paid in Cash	Stock Awards (1) (2)	Other Compensation (3)	Total
Name (a)	($) (b)	($) (c)	($) (d)	($) (e)
Jon E. Barfield	122,084	150,000	—	272,084
Deborah H. Butler	113,334	150,000	—	263,334
Kurt L. Darrow	125,000	150,000	—	275,000
Stephen E. Ewing	116,250	150,000		266,250
William D. Harvey	146,250	150,000	—	296,250
John G. Russell	285,000	150,000	1,000	436,000
Suzanne F. Shank (4)	115,000	193,334		308,334
Myrna M. Soto	115,000	150,000	—	265,000
John G. Sznewajs	125,000	150,000	—	275,000
Ronald J. Tanski (5)	18,334	75,000	—	93,334
Laura H. Wright	130,000	150,000	—	280,000
(1)	Amounts represent the aggregate grant date fair value of the annual equity awards to the non-employee directors. See Note 13, Stock-Based Compensation, to the Consolidated Financial Statements included in CMS’ and Consumers’ Annual Report on Form 10-K for the year ended December 31, 2019, for a discussion of the relevant assumptions used in calculating the aggregate grant date fair value pursuant to ASC 718.
(2)	The aggregate number of shares of unvested restricted stock outstanding as of December 31, 2019, for each non-employee director: Barfield, Ewing, Harvey, Russell and Wright were 2,715; and Tanski was 1,259. Directors Butler, Darrow, Shank, Soto and Sznewajs have no shares of unvested restricted stock outstanding as of December 31, 2019. The aggregate number of shares of outstanding restricted stock units as of December 31, 2019, for each non-employee director: Butler was 15,737; Darrow and Sznewajs were 12,042; Shank was 2,768; and Soto was 5,705.
(3)	Amounts in this column represent matching gift contributions made by the Corporation to charitable organizations to which the Director made a contribution. The Corporation’s matching gift contribution program is available to all CMS and Consumers employees and Directors and only applies to gifts to Michigan institutions.
(4)	Shank received a prorated stock award in January 2019 when she was appointed as a new Director in addition to the annual grant in May 2019.
(5)	Tanski received a prorated stock award in November 2019 when he was appointed as a new Director.

Narrative to 2019 Directors’ Compensation Table

Non-employee director compensation is benchmarked annually. Directors who are CMS or Consumers employees do not receive retainers or fees for service on the Board or as a member of any Committee. Non-employee directors receive an annual retainer fee and restricted stock award for service on the CMS and Consumers Boards and additional annual retainer fees for certain Committee positions. Directors are reimbursed for expenses incurred in attending Board or Committee meetings and other company business.

In 2019, directors who were not CMS or Consumers employees each received an annual cash retainer fee. The following table describes the annual cash retainer fee received for service in 2019, as well as other fees for Director services. There are no changes to these fees in 2020. Annual retainer fees are paid based on the number of months served on the Board in each respective capacity.

Year	Annual Cash Retainer	Chairman of the Board	Presiding Director	Chair of the Audit Committee	Other members of the Audit Committee	Chairs of the Compensation, Finance and Governance Committees
2019	$110,000	$175,000	$30,000	$20,000	$5,000	$15,000
CMS ENERGY 2020 PROXY STATEMENT	23

In May 2019, all then-serving non-employee directors, were awarded a number of shares of restricted stock with a fair market value at the time of award of $150,000. These shares of restricted stock are 100% tenure-based and vest 100% at the next annual meeting date. In 2020, the annual restricted stock award will have a fair market value at the time of the May 2020 award of approximately $150,000, equal to the 2019 award. These shares of restricted stock will be 100% tenure-based and vest at the next annual meeting date. Under our Performance Incentive Stock Plan, non-employee directors may defer receipt of their annual equity awards until a deferral date selected by the director. If a deferral election is made by the director, the equity awards subject to the deferral election will be granted as restricted stock units rather than restricted stock awards. Directors Butler, Darrow, Shank, Soto, and Sznewajs elected to defer equity in 2019.

Stock ownership guidelines have been adopted by the Board that align further the interests of the directors with our shareholders. Directors are required to hold CMS common stock equivalent in value to five times their annual cash retainer by the end of the fifth calendar year of becoming a director. In the event a director has not met the stock ownership guidelines in the prescribed time frame, in lieu of the director receiving his or her monthly cash retainer, the retainer will be used to purchase CMS common stock until such time as the guideline has been met. All directors currently comply with this stock ownership requirement or are currently expected to comply by the end of their fifth calendar year of becoming a director.

Pursuant to the Directors’ Deferred Compensation Plan (“DCP”), a director who is not an employee may, at any time prior to a calendar year in which cash retainer fees are to be earned, irrevocably elect to defer payment, through written notice, of all or a portion of any of the cash retainer fees that would otherwise be paid to the director. Deferred amounts will be distributed in a lump sum or in annual installments in cash, as specified in the director’s initial election. Fidelity Investments, an independent record keeper, administers the DCP. The participant decides how contributions are invested among a broad array of mutual funds selected by and provided by the record keeper. Funds equal to the amounts deferred are transferred to Fidelity Investments. Our payment obligations to the directors remain an unsecured contractual right to a payment. Directors Barfield, Butler, Darrow, Shank, Soto, and Sznewajs participated in the DCP in 2019.

CMS ENERGY 2020 PROXY STATEMENT	24

BENEFICIAL OWNERSHIP

The following table shows those persons known to us as of March 3, 2020 to be the beneficial owners of more than 5% of CMS or Consumers’ voting securities:

				Number of Shares Beneficially Owned with:
Name and Address of Beneficial Owner	Number of CMS Shares Beneficially Owned (1)	Number of Consumers Shares Beneficially Owned (2)	Percentage of Beneficial Ownership	Sole Voting Power	Shared Voting Power	Sole Investment Power	Shared Investment Power
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355 (Schedule 13G/A filed on February 11, 2020)	36,435,969	N/A	12.83	493,704	164,377	35,876,087	559,882
BlackRock, Inc. 55 East 52nd Street New York, NY 10055 (Schedule 13G/A filed on February 5, 2020)	25,850,716	N/A	9.1	22,759,816	None	25,850,716	None
JP Morgan Chase & Co. 383 Madison Ave. New York, NY 10179 (Schedule 13G/A filed on January 10, 2020)	19,870,425	N/A	7.0	18,711,923	67,719	19,635,594	227,106
State Street Corporation One Lincoln Street, Boston, MA 02111 (Schedule 13G filed on February 14, 2020)	15,620,017	N/A	5.5	None	13,515,476	None	15,589,843
Capital World Investors 333 South Hope Street Los Angeles, CA 90071 (Schedule 13G/A filed on February 14, 2020)	15,060,150	N/A	5.3	15,056,756	None	15,060,150	None
CMS Energy Corporation One Energy Plaza Jackson, MI 49201	N/A	84,108,789	99.6	84,108,789	None	84,108,789	None
(1)	Based solely upon information contained in Schedules 13G and 13G/A filed by each beneficial owner with the SEC pursuant to Rule 13d-1(b) of the Exchange Act regarding their respective holdings of CMS common stock as of December 31, 2019.
(2)	CMS is the holder of all Consumers’ outstanding common stock consisting of 84,108,789 shares. Neither CMS nor any of its subsidiaries hold any shares of Consumers’ preferred stock.

Each of these Schedule 13G and 13G/A filings indicates that these shares were acquired in a fiduciary capacity in the ordinary course of business for investment purposes. To the knowledge of our management, no other person or entity currently owns beneficially more than 5% of any class of CMS or Consumers outstanding voting securities. The Schedules 13G and 13G/A filed by the holders identified above do not identify any shares with respect to which there is a right to acquire beneficial ownership. Except as otherwise noted, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

CMS ENERGY 2020 PROXY STATEMENT	25

The following table shows the beneficial ownership of CMS common stock as of March 3, 2020 by the directors and named executive officers of both CMS and Consumers and by all directors and executive officers as a group:

Name	Number of Shares Beneficially Owned (1)
Jon E. Barfield	16,763
Deborah H. Butler	17,157
Kurt L. Darrow	22,074
Stephen E. Ewing	45,514
William D. Harvey	35,258
John G. Russell	184,511
Suzanne F. Shank	3,757
Myrna M. Soto	18,332
John G. Sznewajs	15,234
Ronald J. Tanski	1,368
Laura H. Wright	27,527
Patricia K. Poppe	465,186
Rejji P. Hayes	109,209
Catherine M. Reynolds	72,974
Jean-Francois Brossoit	60,921
Brian F. Rich	72,605
Garrick J. Rochow	109,438
All Directors and executive officers (2)(3)	1,446,615
(1)	Restricted stock awards are included in the number of shares shown above. Poppe, Hayes, Reynolds, Brossoit, Rich and Rochow as well as all other executive officers of CMS and Consumers as a group, held 352,389, 106,072, 19,639, 43,369, 44,126 and 57,443 shares of restricted stock, respectively. The number of shares shown above includes the shares that each person or group of persons named in the table has the right to acquire within 60 days of March 3, 2020, including restricted stock units, and no shares are pledged as security. Except for Barfield, whose spouse owns 500 shares of CMS common stock, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.
(2)	This group includes the directors of CMS and Consumers, and the executive officers of both CMS and Consumers. As of March 3, 2020, the directors and executive officers of CMS and Consumers collectively owned approximately 1.0% of the outstanding shares of CMS common stock. Each of the persons named in the table above individually owns less than 1.0% of the outstanding shares of CMS common stock.
(3)	None of the CMS and Consumers directors or executive officers own any class of Consumers’ voting securities.
CMS ENERGY 2020 PROXY STATEMENT	26

COMPENSATION DISCUSSION AND ANALYSIS

In this section, we describe and discuss our executive compensation program, including its objectives and elements, as well as determinations made by the Compensation Committee regarding the compensation of the CEO, CFO, the three other most highly compensated executive officers of each of CMS and Consumers, and a former officer whose compensation levels through retirement place them as one of the most highly compensated executive officers, who we collectively refer to as the “named executive officers” (“NEOs”). As of December 31, 2019, the NEOs for each of CMS and Consumers are Patricia Poppe (President and CEO), Rejji Hayes (Executive Vice President and CFO), Catherine Reynolds (former Senior Vice President and General Counsel), Jean-Francois Brossoit (Senior Vice President), Brian Rich (Senior Vice President) and Garrick Rochow (Senior Vice President).

Executive Summary

2019 Performance Highlights

In 2019, we continued to deliver strong financial performance marking 17 years of meeting our adjusted earnings guidance. We believe that our highlights reflect on a successful year of world class performance delivering hometown service with achievements in our triple bottom line of people, planet and profit.

PEOPLE – serving our customers, communities and co-workers.

•	Safety Policy: We published our Safety policy, which has been in place for many years. CMS is committed to the safety and health of employees, customers and the public. We believe no operational priority or service commitment can ever justify endangering the life, safety or health of anyone.
•	Customers Focus:
○	Recognized by an independent national survey among business customers as a “Most Trusted Brand,” as one of the top 15 utilities in the nation.
○	Ranked #1 in J.D. Power Midwest Large Residential Gas Study for customer satisfaction.
○	Received the lowest number of customer complaints in the Corporation’s records.
•	Co-workers:
○	First quartile employee engagement
○	Ranked 2nd in the state of Michigan (40th of 113 companies globally) in the Military Times Best for Vets: Employers 2019.
○	Named the #1 Michigan Company for Diversity 2019 by Forbes® Magazine.
○	Ranked in the Top 50 Best Employers for Diversity 2020 by Forbes® Magazine.
○	Won the Association for Talent Development 2019 BEST Award (#3 in the world).
○	Received the 2019 Women’s Resource Network’s Pillar Award.
○	Received the Society of Women Engineers 2019 Sustaining Benefactor Award.
○	Received the Excellence in Women’s Development Award at the 12th Annual Energetic Women Conference.
•	Human Rights Policy: We believe in the dignity, human rights and personal aspirations of all people. In 2019, we published our Human Rights policy inspired by applicable international human rights principles. All employees are expected to be strong ethical community partners – forming positive relationships wherever we do business.
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PLANET – going above and beyond environmental legislation to leave our planet better than we found it.

•	Clean Energy:
○	In 2019, Consumers’ Integrated Resource Plan, was approved, which includes plans for more than 90% carbon emissions reduction by 2040 and provides a strategic roadmap for reaching Consumers’ clean energy goals by 2040.
○	Published first Methane Reduction Plan, which explains Consumers’ plans for achieving net zero methane emissions from our natural gas delivery system by 2030.
○	76 mega-watts wind farm went into operations in the thumb region of Michigan.
○	Left the planet better than we found it by:
○	Saving over 400 million gallons of water,
○	Reducing landfill waste by 10%, and
○	Restoring over 2,200 acres of land.
•	Energy Efficiency: Received an ENERGY STAR® award from the U.S. Environmental Protection Agency for the seventh time in eight years.

PROFIT – delivering consistent, industry leading financial performance.

•	Earnings per share growth: Adjusted EPS* growth of 7% over one, three and five years.
•	Operating Cash Flow: CMS Adjusted Operating Cash Flow* (“OCF”) of $1,790 million exceeded the annual budget by $140 million.
•	Dividends: Common stock dividend increased by 7.0% to $1.53 per share on an annualized basis – the 13th common stock dividend increase in as many years.
•	Total Shareholder Return: CMS Total Shareholder Return (“TSR”) was 30% and marked the tenth year with performance at or above the median of our Performance Peer Group, as described below.

*A reconciliation of all non-GAAP measures found in this Proxy Statement is in Appendix A.

(1)	The companies included in the Performance Peer Group are detailed in the Objectives of Our Executive Compensation Program section of this Compensation Discussion and Analysis.

Based on these achievements, our 2019 Annual Incentive Plan paid out at 122% of target and our long-term incentive (“LTI”) program (performance period ended December 31, 2019) paid out at 155% of target for the performance-based portion. The LTI performance-based payout

CMS ENERGY 2020 PROXY STATEMENT	28

was based on awards granted in 2017, with the payout of such awards determined based on CMS’ relative TSR and LTI EPS (see The Elements of Our Executive Compensation Program, Equity Compensation, Plan Performance Factor below) performance from January 1, 2017 to December 31, 2019.

Best Practices

We annually review all elements of the Corporation’s executive compensation program and, in addition to designing a program to comply with required rules, we adopt current best practices where appropriate for our business and shareholders. As a result,

We Have …

•	Clawbacks in place for the annual incentive and LTI awards;
•	Stock ownership guidelines for NEOs and directors, which exclude unvested performance-based restricted stock awards when determining compliance;
•	Change-in-control agreements that require a double-trigger for the accelerated vesting of equity awards;
•	A policy that prohibits hedging and pledging of the Corporation’s securities by employees and directors;
•	Annual reviews of our compensation and performance peer groups; and
•	Regular briefings from the Compensation Committee’s independent compensation consultant regarding key trends and legislative and regulatory updates.

We Don’t Have …

•	Excessive perquisites. No planes, cars, clubs, security or financial planning. The principal perquisite provided to our executives in 2019 was an annual mandatory physical examination for each NEO;
•	Dividends paid on unvested performance-based restricted stock awards. In lieu of dividends, recipients receive additional shares of restricted stock that vest based on the same performance measures applicable to the underlying restricted stock;
•	Employment agreements. Our executive agreements are limited to separation and change-in-control agreements. Base salary and annual incentive separation amounts do not exceed three times the NEO’s base salary and annual incentive amount, with an average of two times; and
•	Tax gross-ups. None of the separation or change-in-control agreements contain tax gross-ups.

Program Design

We have designed our executive compensation elements to be balanced and simple, placing emphasis on consistent, sustainable and superior absolute and relative performance. The following elements deliver our executive total direct compensation: base salary; annual incentive; and LTI.

BASE SALARY. Base salary is targeted to approximate the median of a peer group made up of companies of similar business profile and size, and to reflect individual performance and internal considerations.

ANNUAL INCENTIVE. Annual incentive awards are based on the achievement of Annual Incentive EPS (70% of annual incentive) and Annual Incentive OCF (30% of annual incentive) goals. For more information, see The Elements of Our Executive Compensation Program, Cash Compensation, Plan Performance Factor below.

The 2019 Annual Incentive EPS target of $2.47, represented 6% growth over our 2018 actual adjusted EPS of $2.33. We have delivered adjusted EPS growth every year for more than 10 years.

CMS ENERGY 2020 PROXY STATEMENT	29

The Annual Incentive OCF target for 2019 was $1,700 million and was largely based on the Board-approved budget for the year.

We pay an annual incentive only if the Annual Incentive EPS or Annual Incentive OCF meet or exceed the threshold levels approved by the Compensation Committee in January of each year. Annual Incentive EPS and Annual Incentive OCF are used to determine the annual incentive payout because the Compensation Committee believes that these two metrics are the building blocks for growing the value of the Corporation and are good indicators of how well we are executing our customer focused strategy. We place more weight on Annual Incentive EPS to reflect the Corporation’s and shareholders’ focus on EPS growth. The payout may be increased or reduced by 10% based on the results of the operating metrics under the Consumers’ Annual Employee Incentive Compensation Plan (“Consumers Incentive Plan”). We believe that this alignment with operational performance and the broader employee population is an important aspect of our program design.

LONG TERM INCENTIVE. The LTI program consists of performance-based restricted stock (75% of total LTI) and tenure-based restricted stock (25% of total target LTI).

The 2019 performance-based portion is eligible to vest after three years dependent upon our TSR performance and LTI EPS growth (each weighted equally) relative to the Performance Peer Group. The 2019 LTI program is distinct from the annual incentive program in that it focuses on relative multi-year performance rather than absolute one-year performance. The tenure-based portion vests on the third anniversary of the award date.

Our 2019 LTI program is based on relative TSR performance and relative LTI EPS growth because the Compensation Committee believes that these measures offer a head-to-head comparison of how well our management team performed compared to other management teams in our industry and further motivate management to increase shareholder and customer value through stock price and earnings growth.

We tie a portion of equity compensation to continued employment. The tenure-based restricted stock helps build executive share ownership and alignment with shareholders while serving as an additional retention mechanism that is not subject to the year-to-year fluctuations of any performance measurement, although the value is subject to the performance of our stock price.

In 2019, the performance-based restricted stock awards granted in 2017 completed the three-year performance period, with the post-performance period tenure-based vesting satisfied in early 2020. The 2017 performance-based restricted stock awards vested based upon the relative TSR and LTI EPS growth performance during the performance period (January 1, 2017 to December 31, 2019). Our TSR for the three-year performance period (January 1, 2017 to December 31, 2019) was 61% while the median TSR for our Performance Peer Group was 44%, placing CMS, by comparison, in the 72nd percentile. Our LTI EPS Growth for the three-year performance period (January 1, 2017 to December 31, 2019) relative to the Performance Peer Group is not expected to be known until after March 20, 2020.

ADVISORY VOTE. The CMS advisory vote to approve executive compensation, as described in the 2019 CMS Proxy Statement, resulted in a high level of shareholder support with approximately 98% of votes cast in favor of the proposal. We continued to employ the same performance-oriented program design during 2019.

The remainder of this Compensation Discussion and Analysis offers a detailed explanation of the NEO compensation program.

Objectives of Our Executive Compensation Program

The Compensation Committee is responsible for approving the compensation program for the NEOs. The Compensation Committee acts pursuant to its Charter that is annually reviewed by the Board and is available on our website.

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The NEO compensation program is organized around four principles:

•	Align With Increasing Shareholder and Customer Value;
•	Enable Us to Compete for and Secure Top Executive Talent;
•	Reward Measurable Results; and
•	Be Fair and Competitive.

Align With Increasing Shareholder and Customer Value

We believe that a substantial portion of total compensation should be delivered in the form of at-risk equity in order to further align the interests of the NEOs with the interests of our shareholders and customers. Equity compensation is provided through the Performance Incentive Stock Plan (“Stock Plan”). In 2019, awards were subject to the achievement of three-year relative TSR performance and relative LTI EPS growth goals, each weighted equally, over a three-year performance period from January 1, 2019 to December 31, 2021.

Assuming target performance, the following charts are an illustration of the pay mix for the CEO and the average pay mix for the other NEOs as of December 31, 2019.

(1)	Includes Reynolds’ annualized compensation for comparability.

NEOs pay mix for 2019 was targeted at median levels of the Compensation Peer Group.

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Enable Us to Compete for and Secure Top Executive Talent

Shareholders and customers are best served when we can attract, retain and motivate talented executives. We create a compensation package for NEOs that delivers total compensation generally targeted to approximate the 50th percentile of the market. The Compensation Peer Group consists of energy companies comparable in business focus and size to CMS with which we might compete for executive talent. The Committee also reviews size-adjusted public utility sector and general industry data, where comparable positions are identifiable.

Annually, the Compensation Committee engages a consultant to provide advice and information regarding compensation practices of the Compensation Peer Group as well as additional information from published surveys of compensation in the public utility sector and general industry.

During the Compensation Committee’s review of the CEO’s and other officers’ compensation levels, the Compensation Committee considered the advice and information received from Pay Governance LLC (“Pay Governance”), the Compensation Committee’s independent compensation consultant; however, the Compensation Committee was ultimately responsible for determining the form and amount of executive compensation. During the time that Pay Governance has been engaged as the compensation consultant, Pay Governance has not performed any services on behalf of management or otherwise been considered to have a conflict of interest regarding CMS or Consumers. The Compensation Committee must direct and approve any work Pay Governance may undertake on behalf of management.

Reward Measurable Results

Base salary is reviewed annually and may be adjusted based on a variety of factors including each NEO’s overall performance (both individual and functional) and tenure. The CEO recommends annual base salary adjustments and annual restricted stock awards for all officers, other than the CEO. When making adjustments, the Compensation Committee considers the CEO’s recommendations, along with Compensation Peer Group data, internal equity, tenure, and other market data from surveys provided by the independent compensation consultant. CEO base salary is determined solely by the Compensation Committee and considerations include Compensation Peer Group data, other market data and overall Corporation and CEO performance.

Annual incentives, the other form of cash compensation, provide for award opportunities to each NEO under the Annual Incentive Plan. The Annual Incentive Plan pays incentives on the basis of performance during a one-year period. Performance objectives under the Annual Incentive Plan are finalized at the start of each year through an iterative process. Management, including executive officers, develops preliminary recommendations for the Compensation Committee’s review and approval. For 2019, the Annual Incentive Plan targeted awards varied from 65% to 120% of each NEO’s base salary, but payout could range from zero to 200% of target level depending on performance against specific corporate performance goals.

For 2019, 75% of the equity compensation granted to the NEOs was performance-based, designed to reward measurable results. Vesting of such awards is subject to the achievement of relative TSR performance and relative LTI EPS growth goals, weighted equally, over a three-year performance period of January 1, 2019 to December 31, 2021.

The table below illustrates the manner in which: (a) the overall mix of total direct compensation was allocated between variable at-risk and fixed elements for each NEO; (b) variable at-risk compensation was allocated between annual and long-term incentives; and (c) total direct compensation was allocated between cash and equity. Variable at-risk pay is generated from shareholder funds and is not included in the rates of Consumers’ electric and gas customers.

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2019 TOTAL DIRECT COMPENSATION MIX TABLE (1)

	Percent of Total Direct Compensation That is:		Percent of Variable at-risk Total Direct Compensation That is:		Percent of Total Direct Compensation That is:
	Variable at-risk (2)	Fixed (3)	Annual (4)	Long-Term (5)	Cash-Based (6)	Equity-Based (7)
Patricia K. Poppe	84%	16%	21%	79%	34%	66%
Rejji P. Hayes	75%	25%	25%	75%	44%	56%
Catherine M. Reynolds (8)	69%	31%	29%	71%	50%	50%
Jean-Francois Brossoit	68%	32%	30%	70%	53%	47%
Brian F. Rich	68%	32%	31%	69%	53%	47%
Garrick J. Rochow	69%	31%	31%	69%	53%	47%
(1)	For purposes of this table, (i) total direct compensation includes the sum of actual base salary, Annual Incentive Plan target amount and the market value determined on the date of grant (assuming performance-based restricted stock at target and excluding dividend equivalents) of the Stock Plan equity awards and (ii) Annual Incentive Plan and Stock Plan equity award values are each shown at target.
(2)	Amounts in this column represent Annual Incentive Plan plus Stock Plan equity award value (performance and tenure) divided by total direct compensation.
(3)	Amounts in this column represent base salary divided by total direct compensation.
(4)	Amounts in this column represent Annual Incentive Plan divided by Annual Incentive Plan plus Stock Plan equity award value.
(5)	Amounts in this column represent Stock Plan equity award value divided by Annual Incentive Plan plus Stock Plan equity award value.
(6)	Amounts in this column represent base salary plus Annual Incentive Plan divided by total direct compensation.
(7)	Amounts in this column represent Stock Plan equity award value divided by total direct compensation.
(8)	Pay mix reflects compensation based on a full-year as Senior Vice President. Catherine Reynolds retired effective July 1, 2019.

Be Fair and Competitive

We strive to create a compensation program that is fair and competitive, both internally and externally. This is accomplished by evaluating each NEO’s individual performance and by comparing the NEOs’ compensation to:

•	officers of the Compensation Peer Group (as well as other market data as described above), as a means to measure external fairness; and
•	other senior employees of CMS, as a means to assess internal fairness.

USE OF TALLY SHEETS. At least annually, the Compensation Committee reviews tally sheets for each of the NEOs. These tally sheets reflect all components of compensation, including base salary, annual incentives and LTI compensation, retirement benefits, deferred compensation benefits, death benefits, and benefits or payments that would be payable in connection with a termination of employment or change-in-control. Tally sheets are provided to the Compensation Committee to show how various compensation and benefit amounts are interrelated and how a change in one component of compensation impacts other components and to enable the Compensation Committee to quantify amounts payable upon various termination scenarios.

The overall purpose of these tally sheets is to consolidate all of the elements of actual and potential future compensation of the NEOs, as well as information about wealth accumulation. Using tally sheets, an analysis can be made of both the individual elements of compensation (including the compensation mix) and the aggregate total amount of actual and projected compensation. Tally sheet information is used in various aspects of the analysis and compensation decision-making process including consideration of our management team’s internal pay equity.

CMS ENERGY 2020 PROXY STATEMENT	33

The Elements of Our Executive Compensation Program

This section describes the various elements of our compensation program for NEOs, together with a discussion of various matters relating to those items, including why we chose to include the items in the compensation program.

Cash Compensation

Cash compensation is paid in the form of base salary and annual incentive. Our 2019 compensation program for NEOs was designed so that the percentage of target cash compensation for the NEOs is comparable to the median of the Compensation Peer Group. That strategy resulted in cash-based compensation (as a percentage of total compensation) representing approximately 34% for the CEO and 44% to 53% for the other NEOs. The components making up the cash portion of total compensation are described in more detail below.

BASE SALARY. Base salary is included in the NEO’s annual compensation package because we believe it is appropriate that some portion of NEO compensation be provided in a form that is fixed and liquid. Base salary is also universally offered by the Compensation Peer Group. Each January, the Compensation Committee determines the base salary for each then-serving NEO. In addition, base salaries may be adjusted during the year to reflect changes in job responsibilities or promotions. In the case of new hires, base salaries are determined based on market data and internal equity. Changes in base salary year-over-year are dependent on comparison to market data, past performance and expected future contributions of each individual. The annual increases in base salaries for NEOs in 2019 were as follows:

	2018 Base Salary (1)	2019 Base Salary (1)	Percentage Increase (2)
Patricia K. Poppe	$1,200,000	$1,250,000	4.2%
Rejji P. Hayes	$610,000	$620,000	1.6%
Catherine M. Reynolds	$618,000	$309,000	0%
Jean-Francois Brossoit	$430,000	$455,000	5.8%
Brian F. Rich	$460,000	$470,000	2.2%
Garrick J. Rochow	$525,000	$540,000	2.9%
(1)	Represents annual base salary level, as in effect on December 31st of each year, or in the case of Reynolds’ 2019 base salary through her retirement date.
(2)	Increase in pay was made in order to better align compensation with market data.

ANNUAL INCENTIVE. We use performance-based cash incentives as an element of compensation because they enable us to provide an incentive to the NEOs to accomplish specific performance priorities for CMS and provide additional cash compensation only if performance goals approved by the Compensation Committee are achieved. Generally, the threshold, target and maximum performance goals are set so that the difficulty in achieving a payout is consistent from year to year. For 2019, the Annual Incentive Plan was based on our success in meeting established earnings per share and operating cash flow goals described further below. The performance goals are set at levels reflecting our budgeted performance and targeted growth and are based on historical and forecasted financial performance, and analysis of peer performance goal guidelines.

The Annual Incentive Plan allows the Compensation Committee to exercise “negative discretion” to reduce or eliminate payouts but does not allow discretion to increase payouts.

Incentive payout ranges under the Annual Incentive Plan were approved in January 2019 by the Compensation Committee. In determining the payout ranges of incentives, the following factors were considered:

•	the threshold, target and maximum incentive level and incentives paid in recent years;
•	the relative importance, in any given year, of each performance goal established pursuant to the Annual Incentive Plan; and
CMS ENERGY 2020 PROXY STATEMENT	34

•	the advice of the compensation consultant as to compensation practices at other companies in the Compensation Peer Group and within the utility industry.

Payments under the Annual Incentive Plan can range, on the basis of performance, from 15% (threshold) to 200% (maximum) of the target incentive. Subject to the Compensation Committee’s use of negative discretion, for 2019 a minimum payout would be earned if either a threshold Annual Incentive EPS performance goal of $0.10 below target or a threshold Annual Incentive OCF performance goal of $100 million less than target were achieved and there would be a maximum payout if Annual Incentive EPS performance of $0.16 more than target is achieved and Annual Incentive OCF performance of $200 million more than target is achieved.

ANNUAL AWARD FORMULA. Annual awards for each eligible officer are based upon a target award percentage of the officer’s base salary for the performance year and are calculated and made as follows:

Individual Award = Base Salary X Target Award Percentage X Plan Performance Factor X Consumers Incentive Plan modifier.

The Target Award Percentages for officers are determined annually by the Compensation Committee as discussed above. Target Award Percentages of base salary for NEOs in 2019 were as follows:

Patricia K. Poppe (1)	120%
Rejji P. Hayes (1)	75%
Catherine M. Reynolds (2)	65%
Jean-Francois Brossoit	65%
Brian R. Rich	65%
Garrick J. Rochow (1)	70%
(1)	Increase in annual incentive target was made in order to better align compensation with market data.
(2)	Annual incentive opportunity was prorated based on Reynolds’ 2019 base salary through her retirement date.

PLAN PERFORMANCE FACTOR. We refer to Annual Incentive EPS and Annual Incentive OCF performance under the Annual Incentive Plan as the “Plan Performance Factor.”

For 2019, Annual Incentive EPS performance constituted 70% of the Plan Performance Factor and Annual Incentive OCF performance constituted the remaining 30% of the Plan Performance Factor. The Compensation Committee believes that the allocation between earnings per share and operating cash flow performance aligns our performance objectives with our Peer Group and our utility-focused strategy. The Annual Incentive OCF and Annual Incentive EPS are deemed by the Compensation Committee to be key measures of CMS’ present financial performance and are used to measure and assess performance.

CMS ENERGY 2020 PROXY STATEMENT	35

The annual award would be reduced by 10% if no award were earned under the operational metrics of the Consumers Incentive Plan and the award would be increased by 10% (but in no event shall the award exceed the maximum of the target annual incentive) if the maximum payout were achieved under the operational metrics of the Consumers Incentive Plan (potential adjustment referred to as “Consumers Incentive Plan modifier”). This potential adjustment is designed to provide a linkage of executive compensation with our performance goals related to safety, reliability and customer value. No such adjustments to the 2019 Annual Incentive Plan were made as the Consumers Incentive Plan achieved six of the nine operational goals, which did not result in any adjustment in the payout. See the table below for a listing of the operational goals.

OPERATING GOALS	PERFORMANCE MEASURE
Customer Experience Index (CXi)	•	Forrester Index
Generation Customer Value	•	Fleet availability at least cost option and within target limits
Employee Safety	•	Incidents or Recordable Incident Rating (must have no fatalities for goal achievement)
Eliminate Vintage Services	•	Service Lines Replaced
Distribution Reliability	•	Customer Outage Minutes measured by System Average Interruption Duration Index
Cyber Safety	•	Phishing click rate
Customer On-Time Delivery	•	Orders completed within target window
Service On-Time Delivery	•	Schedule adherence for Work Orders
	•	Volume
Gas Flow Deliverability	•	Unit availability under gas control plan

Under the Annual Incentive Plan, CMS Adjusted OCF (“Annual Incentive OCF”) is determined in accordance with Generally Accepted Accounting Principles (“GAAP”), with adjustments to exclude the following:

•	2017 Federal Tax Reform deferred tax refunds;
•	changes in power supply cost recovery from budget (disallowances excluded);
•	changes in pension contribution from those used in the budget;
•	gas-price changes (favorable or unfavorable) related to gas cost recovery in January and February of the following performance year; and
•	changes in accounting principles resulting from new or revised accounting standards not included in the budget.

Under the Annual Incentive Plan, CMS Adjusted (non-GAAP) Earnings Per Share (“Annual Incentive EPS”) is determined in accordance with GAAP, adjusted to exclude the following, if applicable:

•	gains or losses on asset sales which have been excluded from adjusted EPS or are greater than 2% of adjusted EPS;
•	changes in accounting principles resulting from new or revised accounting standards not included in the budget;
•	large restructuring and severance expenses greater than $5 million;
•	legal and settlement costs or gains related to previously sold assets;
•	regulatory recovery for prior year changes; and
•	unrealized gains or losses, recognized in net income, from mark-to-market adjustments related to CMS Enterprises’ interest expense.

These adjustments relate to unusual, nonrecurring or one-time events affecting CMS or its financial statements.

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PLAN PERFORMANCE RESULTS.

The following is the payout table for the Annual Incentive Plan for 2019.

	Payout Range	Target	Actual (GAAP) Results	Annual Incentive Results	Payout Achievement (%)
Annual Incentive EPS	$2.37 - $2.63	$2.47	$2.47	$2.49	127%
Annual Incentive OCF ($ in Millions)	$1,550 - $1,900	$1,700	$1,790	$1,720	110%
Total Payout (weighted)	—	—	—	—	122%

2019 Annual Incentive EPS was $2.49 which exceeded the target of $2.47, resulting in achievement of a 127% payout for this metric. Annual Incentive OCF was $1,720 million, which exceeded the target of $1,700 million, resulting in achievement of a 110% payout for this metric.

Equity Compensation

We have generally followed a practice of making all equity awards to our officers on a single date each year. We do not have any program, plan or practice to time annual equity awards to our executives in coordination with the release of material non-public information. In 2019, annual equity awards were made to the NEOs in January and are planned to be made in January on an on-going basis. This enables the Compensation Committee to review total compensation holistically at one time and adjust the levels of various compensation elements and compensation mix as necessary for each individual.

STOCK PLAN. As previously indicated, we provide a substantial portion of NEO compensation in the form of equity awards because we believe that such awards serve to align the interests of NEOs with our shareholders and customers. Equity awards to the NEOs are made pursuant to our Stock Plan, which was approved by shareholders in May 2014. The Stock Plan permits awards in the form of stock options, incentive options, stock appreciation rights, restricted stock, restricted stock units, phantom shares and performance units. The minimum vesting period under the stock plan is 36 months for restricted stock, stock options, and stock appreciation rights. No dividends are paid on unvested performance-based stock awards. In lieu of dividends, recipients receive additional shares of restricted stock that vest based on the same performance measures applicable to the underlying restricted stock.

AWARD OF RESTRICTED STOCK. At the present time, we believe that performance-based restricted stock (also known as performance shares) is an effective form of equity compensation because of the alignment it is intended to create with shareholders. After the vesting, there is no holding period requirement as long as specific stock ownership guidelines have been met by the NEO, see Corporate Governance as it Relates to Executive Compensation, Stock Ownership Guidelines, below. The Stock Plan also contains a clawback provision, see Corporate Governance as it Relates to Executive Compensation, Clawback Provisions, below.

Three-quarters of the restricted stock awards have been delivered as performance-based and one-quarter as tenure-based in order to link a significant portion of each NEO’s compensation to the long-term performance of the Corporation. The performance criteria for the performance-based restricted stock awards is a comparison of relative TSR performance and EPS growth to the same criteria of the Performance Peer Group, each weighted equally, utilizing the following relative pay to performance schedule:

Achievement Level	Peer Group	Award Level
Minimum	30th Percentile	50%
Target	Median	100%
70th Percentile	70th Percentile	150%
Maximum	90th Percentile	200%

The 20-day stock price averages preceding and including the award date and preceding and including the three-year anniversary of the award date are used to determine the relative TSR performance. The EPS growth is determined over the three-year performance period beginning

CMS ENERGY 2020 PROXY STATEMENT	37

with the start of the fiscal year of the grant and ending at the close of the third fiscal year. The 2019 tenure-based awards vest if the NEO remains employed by the Corporation on the three-year anniversary of the date of the award, subject to prorated vesting upon an earlier retirement or termination due to disability.

PLAN PERFORMANCE FACTOR. Under the LTI, CMS Adjusted (non-GAAP) Earnings Per Share (“LTI EPS”) is determined in accordance with GAAP, adjusted to exclude the following, if applicable:

•	gains or losses on asset sales which have been excluded from adjusted EPS or are greater than 2% of adjusted EPS;
•	large restructuring and severance expenses greater than $5 million;
•	legal and settlement costs or gains related to previously sold assets;
•	regulatory recovery for prior year changes; and
•	unrealized gains or losses, recognized in net income, from mark-to-market adjustments related to CMS Enterprises’ interest expense.

CAP ON PAYOUT. If absolute TSR performance or LTI EPS growth is negative for the three-year performance period, the total payout for the three-year performance period cannot exceed 100% of the total award based on relative TSR performance or LTI EPS growth as compared to the Performance Peer Group.

RELATIVE TO PERFORMANCE RESULTS. In 2019, the performance-based restricted stock awards granted in 2016 completed the three-year performance period (January 2016 to December 2018) and service requirements. The 2016 performance-based restricted stock awards vested based upon our relative TSR and LTI EPS growth performance. Our TSR for the three-year performance period was 56% while the median TSR for our Performance Peer Group was 54%, placing CMS, by comparison, at the 55th percentile. Our LTI EPS Growth for the three-year performance period was 23% while the median EPS growth for our Performance Peer Group was 19%, placing CMS, by comparison, at the 62th percentile. This resulted in the 2016 performance-based restricted stock award vesting at 116% of target (TSR=112.5% and LTI EPS Growth=129%).

In 2020, the performance-based restricted stock awards granted in 2017 completed the three-year performance period (January 2017 to December 2019) and service requirements. The 2017 performance-based restricted stock awards vested based upon our relative TSR and EPS growth performance. Our TSR for the three-year performance period was 61% while the median TSR for our Performance Peer Group was 44%, placing CMS, by comparison, in the 72nd percentile, resulting in a vesting level of 155.1% of target. Our EPS Growth for the three-year performance period was 23%. Our EPS Growth for the three-year performance period (January 1, 2017 to December 31, 2019) relative to the Performance Peer Group is not expected to be known until after March 20, 2020.

In determining the amount of equity compensation that is provided to each NEO in a given year, we consider factors such as retention and incentive practices, the relative percentages of cash and equity paid by the Compensation Peer Group and other market data. Based on these factors, the CEO recommends to the Compensation Committee restricted stock awards for the NEOs, other than the CEO. The Compensation Committee reviews and approves or modifies the equity grants to the other NEOs. CEO restricted stock awards are determined based principally on overall CEO performance and Compensation Peer Group data.

Adjustments in 2019 equity target awards as compared to 2018 were intended to better align equity awards with the market.

CMS ENERGY 2020 PROXY STATEMENT	38

OPTION GRANTING PRACTICES. There have been no stock option grants since August 2003 and there are no outstanding options. The Compensation Committee periodically considers the use of stock options as part of the current compensation package for officers but has determined not to include stock options for LTI at this time. If a stock option were to be granted, the Stock Plan prohibits:

•	re-pricing of stock options by reducing the exercise price;
•	buy-backs; and
•	cancellation of previously granted stock options and subsequent re-grant at a lower exercise price than the canceled stock option.

Perquisites

As part of our competitive compensation plan, the NEOs are eligible for limited perquisites provided by or paid for by us, which include an annual mandatory executive physical examination, retired executive survivor benefits and relocation expenses. Perquisites provided to the NEOs are reviewed on a regular basis. In 2019, we paid no relocation expenses to NEOs.

Physical Examination

The annual mandatory physical examinations for all NEOs are at a facility of our choosing and at our expense. The physical is required because the Compensation Committee believes that it is an effective method of protecting the NEOs and us from preventable health-related disruptions.

Retired Executive Survivor Benefit

The retired executive survivor benefit plan, which has been closed to new participants since July 1, 2011, provides a survivor benefit after retirement for certain employees who held high-level management or executive positions prior to their retirement. This self-funded plan is a supplement to the retired employees’ group term life insurance plan. For additional information regarding the retired executive survivor benefit, see Potential Payments upon Termination or Change-in-Control, below.

Post-Termination Compensation

SEVERANCE AND CHANGE-IN-CONTROL BENEFITS. Certain NEOs are eligible to receive severance payments and other benefits if the officer’s employment terminates for a qualifying event or circumstance as well as change-in-control benefits upon a qualifying event or circumstance after there has been a change-in-control of CMS. For additional information regarding severance and change-in-control benefits, including a definition of key terms and a quantification of benefits that would have been received by the NEOs had a qualifying termination or change-in-control occurred on December 31, 2019, see Potential Payments upon Termination or Change-in-Control, below.

We believe that these severance and change-in-control arrangements are an important part of our executive compensation program and will help to secure the continued employment and dedication of the NEOs, notwithstanding any concern they may have regarding their own continued employment, prior to or following a change-in-control. These agreements are useful for recruitment and retention as nearly all members of the Compensation Peer Group have comparable terms and conditions in place for their senior employees.

Deferred Compensation Plans

We have two deferred compensation plans that allow certain employees, including the NEOs, to defer receipt of base salary and/or incentive payments: Deferred Salary Savings Plan (“DSSP”) and the Annual Incentive Plan. The Annual Incentive Plan allows for deferral of up to 100% of the

CMS ENERGY 2020 PROXY STATEMENT	39

annual incentive award. CMS does not match incentive amounts that are deferred pursuant to the Annual Incentive Plan. Participants have only an unsecured contractual commitment from us to pay the amounts due under both the DSSP and the Annual Incentive Plan. For additional information regarding the DSSP, see DSSP, under Narrative to 2019 Nonqualified Deferred Compensation Table, below.

We offer these plans to be competitive with market practice and to permit highly taxed employees to defer the obligation, at their discretion, to pay taxes on certain elements of compensation that they are entitled to receive. The provisions of the DSSP and the Annual Incentive Plan permit them to do this while also receiving investment returns on deferred amounts. We believe these benefits are useful as retention and recruitment tools as many of the Compensation Peer Group companies provide similar plans to their senior employees.

Tax Qualified Pension and Retirement Plans

The Corporation sponsors tax-qualified pension and retirement savings plans that cover a broad group of employees.

Pension Plan

The Consumers Pension Plan (“Pension Plan”) is a funded, tax-qualified, noncontributory defined-benefit plan that covers salaried employees, including NEOs, hired on or before June 30, 2003. Reynolds participates in the Pension Plan and in accordance with the Pension Plan, started receiving benefits 45 days after she retired. For additional information regarding the Pension Plan, see Pension Plan, under Narrative to 2019 Pension Benefits and DB SERP Table, below.

Cash Balance Plan

An interim Cash Balance Plan was in effect for salaried employees hired between July 1, 2003 and August 31, 2005. The Cash Balance Plan is a funded, tax-qualified, noncontributory defined-benefit plan. Benefits under the Cash Balance Plan are based on employees’ earnings and placed in a notional account that grows at a prescribed interest rate and is payable from the general assets of the pension fund. Rochow is a participant in the Cash Balance Plan. All employees in the Cash Balance Plan are now participants in the Defined Company Contribution Plan.

Defined Company Contribution Plan

Salaried employees, including NEOs, hired after June 30, 2003 (including anyone previously eligible for the Cash Balance Plan), are eligible to participate in the Defined Company Contribution Plan (“DCCP”), a tax-qualified, noncontributory, defined contribution plan. We provide a contribution ranging from 5% to 7% of regular compensation based on tenure to the DCCP on behalf of the employee. Poppe, Hayes, Brossoit, Rich and Rochow are the NEOs covered under the DCCP. For additional information regarding the DCCP, see DCCP, under Narrative to 2019 All Other Compensation Table, below.

Supplemental Executive Retirement Plans (“SERP”)

The Corporation maintains two supplemental executive retirement plans that allow certain employees, including eligible NEOs, to receive benefits in excess of the benefits that would be payable under the Pension Plan and DCCP.

Defined Benefit SERP

The Defined Benefit SERP (“DB SERP”) is an unfunded plan, paid out of our general assets, which provides an amount substantially equal to the difference between the amount that would have been payable under the Pension Plan (ignoring IRC limits) and the amount payable under the Pension Plan. Any employee, including any NEO, who was hired or

CMS ENERGY 2020 PROXY STATEMENT	40

promoted to an eligible position after March 31, 2006, is not eligible to participate in the DB SERP. Reynolds was the only NEO eligible for the DB SERP. For additional information regarding the DB SERP, see DB SERP, under the Narrative to 2019 Pension Benefits and DB SERP Table, below.

Defined Contribution SERP

The Defined Contribution SERP (“DC SERP”) is a nonqualified tax deferred defined contribution plan established for employees, including NEOs, not eligible to participate in the DB SERP. Poppe, Hayes, Brossoit, Rich and Rochow participate in the DC SERP. For additional information, see DC SERP, under Narrative to 2019 Nonqualified Deferred Compensation Table, below.

We believe that our pension and retirement plans and the SERPs are a useful part of the NEO compensation program and assist in the retention of our senior executives since benefits increase for each year that these executives remain employed by us and continue their work on behalf of our shareholders and customers. We have considered the issue of potential overlap between the two long-term focused plans (SERPs and equity compensation) and concluded that both are appropriate elements. The SERPs are designed to provide a predictable retirement income, while the equity plan is performance-based and variable and is designed to align the interests of NEOs with our shareholders and customers. Further, we believe both long-term focused plans are consistent with typical market practice and supportive of the philosophy to provide a competitive NEO compensation program.

Employees’ Savings Plans

Under the Employees’ Savings Plan for Consumers and affiliated companies, a tax-qualified defined contribution retirement savings plan (“Savings Plan”), participating employees, including NEOs, may contribute a percentage of their regular earnings into their Savings Plan accounts. For additional information, see Savings Plan, under Narrative to 2019 All Other Compensation Table, below.We maintain the Savings Plan for our employees, including the NEOs, because we wish to encourage our employees to save some percentage of their cash compensation for their eventual retirement. The Savings Plan permits employees to make such savings in a manner that is relatively tax-efficient.

Competitive Data

The Compensation Peer Group data, where available by position, serve as the primary reference point for pay comparisons of utility-specific roles. Broader survey data and published proxy data are also provided by the compensation consultant as a point of reference for utility specific roles and comparisons of general industry roles (primarily for staff positions). Where available by position, Pay Governance gathers compensation data from Willis Towers Watson’s Energy Services Executive Database (which includes approximately 50 investor-owned utilities) and Willis Towers Watson’s General Industry Executive Database (which includes more than 500 participating companies), which it size-adjusts based on CMS’ revenues to provide additional market context to the Compensation Peer Group. In selecting members of the Compensation Peer Group, financial and operational characteristics are considered by the Compensation Committee. The criteria for selection of the Compensation Peer Group included comparable revenue (ranging from approximately 28% to 224% of CMS) relevant industry characteristics, business mix (revenue mix between regulated and non-regulated operations) and availability of compensation and financial performance data.

CMS ENERGY 2020 PROXY STATEMENT	41

The 2019 Compensation Peer Group is composed of the companies set forth below. The 2019 Compensation Peer Group is unchanged from the Compensation Peer Group used to evaluate 2018 compensation decisions.

Alliant Energy Corporation	Entergy Corporation	Public Service Enterprise Group Incorporated
Ameren Corporation	Eversource Energy	SCANA Corporation
Atmos Energy Corporation	Hawaiian Electric Industries, Inc.	Sempra Energy
CenterPoint Energy, Inc.	NiSource Inc.	WEC Energy Group, Inc.
Consolidated Edison, Inc.	OGE Energy Corp.	Xcel Energy Inc.
DTE Energy Company	Pinnacle West Capital Corporation	—
Edison International	PPL Corporation	—

The Compensation Committee recognizes that there is a difference between the companies against which we compete for executive talent (“Compensation Peer Group”) and the companies against which we compete for capital (“Performance Peer Group”) and, therefore, uses different peer groups for these two different purposes. For this reason, the Compensation Committee approved the use of the Compensation Peer Group shown above, for evaluating 2019 NEO compensation decisions and a larger peer group, the Performance Peer Group shown below, as a reference for relative performance. The Performance Peer Group is used to measure relative TSR performance and EPS growth. The Compensation Committee’s rationale for using two peer groups is to provide appropriate comparative companies relative to the different attributes being evaluated for compensation and relative performance purposes. In addition, the larger Performance Peer Group considered by the Compensation Committee was intended to provide for better gradation of resulting performance position than the Compensation Peer Group could have, given its size.

For awards made in 2019, the Performance Peer Group was composed of the publicly traded utilities included in the S&P 500 and S&P Midcap 400 indexes. If a Performance Peer Group company is no longer trading as of the LTI vesting date, it is excluded from the LTI performance calculation. As of the 2019 LTI grant dates, the Performance Peer Group consisted of the following companies:

ALLETE, Inc.	Entergy Corporation	OGE Energy Corp.
Alliant Energy Corporation	Evergy, Inc.	ONE Gas, Inc.
Ameren Corporation	Eversource Energy	PG&E Corporation
American Electric Power Company, Inc.	Exelon Corporation	Pinnacle West Capital Corporation
American Water Works Company, Inc.	FirstEnergy Corp.	PNM Resources, Inc.
Aqua America, Inc.	Hawaiian Electric Industries, Inc.	PPL Corporation
Atmos Energy Corporation	IdaCorp, Inc.	Public Service Enterprise Group Incorporated
Black Hills Corporation	MDU Resources Group, Inc.	Sempra Energy
CenterPoint Energy, Inc.	National Fuel Gas Company	Southwest Gas Corporation
Consolidated Edison, Inc.	New Jersey Resources Corp.	The Southern Company
Dominion Resources, Inc.	NextEra Energy, Inc.	The AES Corporation
DTE Energy Company	NiSource Inc.	UGI Corporation
Duke Energy Corporation	Northwestern Corporation	WEC Energy Group, Inc.
Edison International	NRG Energy, Inc.	Xcel Energy Inc.

Corporate Governance as it Relates to Executive Compensation

Stock Ownership Guidelines

We have established stock ownership guidelines for our officers. These guidelines require our officers to maintain or establish an equity stake in CMS and thereby more closely link their interests with those of our shareholders. These stock ownership guidelines provide that, within five years of becoming an officer or receiving a promotion to a higher ownership requirement,

CMS ENERGY 2020 PROXY STATEMENT	42

each officer must own shares of CMS common stock with a value of one to five times base salary, depending on his or her position. Shares of performance-based restricted stock are not counted toward stock ownership guidelines. All of our continuing NEOs were in compliance with these guidelines as of December 31, 2019.

The following table illustrates the required NEO stock ownership guidelines for our continuing NEOs:

Patricia K. Poppe	5X base salary
Rejji P. Hayes	3X base salary
Jean-Francois Brossoit	2X base salary
Brian F. Rich	2X base salary
Garrick J. Rochow	2X base salary

Failure of an officer to comply with the guidelines shall result in the following:

•	All future restricted stock awards will have sale restrictions until compliance is achieved;
•	If after three years, an officer is not actively making progress toward the guidelines, 50% of any annual incentive may be paid in shares of restricted stock at the discretion of the Compensation Committee;
•	After the compliance deadline, officers will not be authorized to sell shares of CMS common stock if such a sale would cause them to drop below the ownership guidelines; and
•	After the compliance deadline, all or a portion of any annual incentive will be paid in shares of restricted stock as necessary to bring the officer into compliance with the ownership guidelines.

Clawback Provisions

The Compensation Committee has approved “clawback” provisions for certain compensation and benefit plans. These provisions provide the Compensation Committee with the discretion to require the forfeiture and return of past benefits or awards if there is a restatement of financial results. The Compensation Committee may also, at its discretion, require a return of a benefit or award in the event of a mistake or accounting error in the calculation of such benefit or award.

Shareholder’s Advisory Vote to Approve Executive Compensation

As part of the Compensation Committee’s on-going review of executive compensation, we considered the affirmative 2019 CMS shareholder advisory vote (approximately 98% of the votes cast) to approve executive compensation as described in last year’s Proxy Statement and determined that the current philosophy, objectives and compensation elements continue to be appropriate. As such, the Compensation Committee did not make any changes to our executive compensation programs in response to the 2019 CMS shareholder vote. Despite the overwhelmingly high level of CMS shareholder support, we continue to monitor best practices and emerging trends and engage with our large institutional holders regarding compensation elements.

CMS ENERGY 2020 PROXY STATEMENT	43

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

The Compensation Committee of the Board of Directors of CMS and Consumers oversee CMS’ and Consumers’ compensation programs on behalf of the Board. In fulfilling their oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Combined Proxy Statement.

In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in CMS’ and Consumers’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and CMS’ and Consumers’ Proxy Statement on Schedule 14A relating to CMS’ and Consumers’ 2020 Annual Meeting of Shareholders each of which will be or has been filed with the SEC.

COMPENSATION AND HUMAN RESOURCES COMMITTEE

Kurt L. Darrow (Chair)
Jon E. Barfield
Stephen E. Ewing
Ronald J. Tanski (1)

(1)	Tanski was appointed to the Compensation Committee effective November 8, 2019.
CMS ENERGY 2020 PROXY STATEMENT	44

2019 COMPENSATION TABLES

2019 Summary Compensation Table

The following table contains compensation information for the NEOs of CMS and Consumers for 2019 and, to the extent required by SEC executive compensation disclosure rules, 2018 and 2017.

2019 SUMMARY COMPENSATION TABLE

		Salary (1)	Bonus (2)	Stock Awards (3)	Non-Equity Incentive Plan Compensation (4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (5)	All Other Compensation (6)	Total
Name and Principal Position (a)	Year (b)	($) (c)	($) (d)	($) (e)	($) (f)	($) (g)	($) (h)	($) (i)
Patricia K. Poppe President and CEO, CMS and Consumers	2019	1,250,000	—	5,381,113	1,830,000	—	525,589	8,986,702
	2018	1,200,000	—	4,609,710	1,876,800	—	404,675	8,091,185
	2017	1,100,000	—	4,263,888	1,144,000	—	354,407	6,862,295
Rejji P. Hayes (7) Executive Vice President and CFO, CMS and Consumers	2019	620,000	—	1,434,975	567,300	—	209,635	2,831,910
	2018	610,000	—	1,154,870	580,720	—	163,083	2,508,673
	2017	400,000	775,000	1,249,978	291,200	—	70,243	2,786,421
Catherine M. Reynolds (8) Former Senior Vice President, CMS and Consumers	2019	309,000	—	1,024,960	245,037	1,926,465	16,522	3,521,984
	2018	618,000	—	970,475	546,312	906,215	28,240	3,069,242
	2017	600,000	—	1,015,195	374,400	1,810,769	27,781	3,828,145
Jean-Francois Brossoit (9) Senior Vice President, CMS and Consumers	2019	455,000	—	691,873	360,815	—	106,140	1,613,828
	2018	—	—	—	—	—	—	—
	2017	—	—	—	—	—	—	—
Brian F. Rich (10) Senior Vice President, CMS and Consumers	2019	470,000	—	691,873	372,710	—	104,748	1,639,331
	2018	460,000	—	533,768	406,640	—	89,727	1,490,135
	2017	—	—	—	—	—	—	—
Garrick J. Rochow Senior Vice President, CMS and Consumers	2019	540,000	—	871,211	461,160	161	130,892	2,003,424
	2018	525,000	—	752,099	464,100	138	113,575	1,854,912
	2017	508,333	—	629,411	326,300	114	111,761	1,575,919
(1)	The amounts reported in this column include amounts deferred by the NEOs.
(2)	Amount reported for 2017 relates to Hayes’ cash sign-on bonus.
(3)	The amounts represent the aggregate grant date fair value of the awards, which, with respect to those awards with a performance component, is based upon the probable outcome of the performance conditions, determined pursuant to the Financial Accounting Standards Board Accounting Standards Codification Topic 718 Compensation — Stock Compensation (ASC 718) and take into account the expected CMS common stock dividend yield associated with the 2017, 2018 and 2019 awards. See Note 13, Stock-Based Compensation, to the Consolidated Financial Statements included in CMS’ and Consumers’ Annual Report on Form 10-K for the year ended December 31, 2019, for a discussion of the relevant assumptions used in calculating the aggregate grant date fair value pursuant to ASC 718. The TSR vesting condition related to the performance-based restricted stock awards is considered a market condition and not a performance condition under ASC 718. Accordingly, there is no grant date fair value below or in excess of the amounts reflected in the table above that could be calculated and disclosed based on achievement of market conditions. The EPS growth vesting condition is a performance condition under ASC 718.

The 2019 grant date fair value for the EPS growth performance-based restricted stock was $1,968,735 for Poppe; $525,010 for Hayes; $375,007 for Reynolds; $253,155 for Brossoit; $253,155 for Rich; and $318,756 for Rochow.

The grant date fair value for the EPS growth performance-based restricted stock, assuming the maximum achievement of the performance goals, would have been $3,937,470 for Poppe; $1,050,019 for Hayes; $750,014 for Reynolds; $506,310 for Brossoit; $506,310 for Rich; and $637,512 for Rochow.
(4)	The amounts reported in this column for 2019 consist of cash incentive awards earned in 2019 under our Annual Incentive Plan.
(5)	This column does not reflect compensation paid to the NEO but instead represents the aggregate annual increase, as of December 31, 2017, December 31, 2018, and December 31, 2019, in actuarial values of each of the participating NEO’s benefits under our Pension Plan (including the Cash Balance Plan) and DB SERP. The actuarial values are calculated pursuant to Financial Accounting Standards Board Accounting Codification Topic 715, Compensation — Retirement Benefits (ASC 715), and take into account discount rates and implementation of the current 2019 mortality table. See Note 12, Retirement Benefits, to the Consolidated Financial Statements included in CMS’ and Consumers’ Annual Report on Form 10-K for the year ended December 31, 2019, for a discussion of the relevant assumptions used in determining these amounts. Poppe, Hayes, Brossoit, Rich and Rochow do not participate in the Pension Plan or DB SERP; however, Rochow was covered by the cash balance provisions of the Pension Plan.
(6)	Detail supporting all other compensation for 2019 is reflected in the 2019 All Other Compensation Table, below.
(7)	Effective May 1, 2017, Hayes was appointed to the position of CFO, CMS and Consumers.
CMS ENERGY 2020 PROXY STATEMENT	45

(8)	Reynolds retired effective July 1, 2019. For 2019, column (g) reflects the increase in pension value prior to retirement. Reynolds elected to take a lump sum at retirement for the full pension value of $2,072,030 as shown in the 2019 Pension Benefits and DB SERP table.
(9)	Brossoit was not a NEO prior to 2019.
(10)	Rich was not a NEO prior to 2018.

Narrative to 2019 Summary Compensation Table

Employment Agreements

During 2019, none of the NEOs were employed pursuant to a traditional employment agreement with CMS or Consumers. Poppe, Hayes, Brossoit, Rich and Rochow have entered into a Change-in-Control Agreement and an Officer Separation Agreement. While employed, Reynolds was also a party to a Change-in-Control and Officer Separation Agreement. Please see Potential Payments Upon Termination or Change-in-Control, below, for a description of such agreements.

Restricted Stock Awards

Please see Compensation Discussion and Analysis, The Elements of Our Executive Compensation Program, Equity Compensation, above for a description of the Stock Plan, pursuant to which restricted stock is awarded.

Cash Incentives

In 2019, the Compensation Committee established potential cash incentives for each of the NEOs under the Annual Incentive Plan. The amount of the potential incentive was tied to satisfaction of Annual Incentive EPS and Annual Incentive OCF targets approved by the Compensation Committee. The Annual Incentive Plan incentives were earned by the NEOs at 122% of target and are reported as “Non-Equity Incentive Plan Compensation” in the 2019 Summary Compensation Table. Please see Compensation Discussion and Analysis, The Elements of Our Executive Compensation Program, Cash Compensation, above for a description of the Annual Incentive Plan.

Salary and Incentive in Proportion to Total Compensation as Defined by the 2019 Summary Compensation Table

The NEOs generally receive from 34% to 53% of their total direct compensation in the form of base salary and cash incentive awards under our Annual Incentive Plan. As noted above, we believe that a substantial portion of each NEO’s compensation should be in the form of equity awards. We believe that our current compensation program gives the NEOs substantial alignment with shareholders, while also permitting us to provide incentive to the NEO to pursue specific annual and long-term performance goals. Please see Compensation Discussion and Analysis, Objectives of Our Executive Compensation Program, above for a description of the objectives of our compensation program and overall compensation philosophy.

CMS ENERGY 2020 PROXY STATEMENT	46

2019 All Other Compensation Table

We provide the NEOs with additional benefits that we believe are reasonable, competitive and consistent with CMS’ and Consumers’ overall executive compensation program. The following table contains information regarding these other benefits for 2019.

2019 ALL OTHER COMPENSATION TABLE

	Registrant Contributions to Employees’ Savings Plan and DCCP	Registrant Contributions to Nonqualified Deferred Compensation Plans (1)	Life Insurance Premium	Other (12)	Total
Name	($)	($)	($)	($)	($)
Patricia K. Poppe	26,957 (2)	493,820 (3)	1,212	3,600	525,589
Rejji P. Hayes	25,200 (4)	179,708 (5)	1,127	3,600	209,635
Catherine M. Reynolds	11,200	1,160	562	3,600	16,522
Jean-Francois Brossoit	25,200 (6)	76,512 (7)	828	3,600	106,140
Brian F. Rich	26,629 (8)	73,664 (9)	855	3,600	104,748
Garrick J. Rochow	29,500 (10)	96,810 (11)	982	3,600	130,892
(1)	The amounts reflected in this column are also disclosed in the subsequent 2019 Nonqualified Deferred Compensation Table (column (c)).
(2)	Includes $16,800 contributed by the Corporation under the DCCP.
(3)	Includes $455,020 contributed by the Corporation under the DC SERP and $38,800 contributed by the Corporation under the DSSP.
(4)	Includes $14,000 contributed by the Corporation under the DCCP.
(5)	Includes $166,108 contributed by the Corporation under the DC SERP and $13,600 contributed by the Corporation under the DSSP.
(6)	Includes $14,000 contributed by the Corporation under the DCCP.
(7)	Includes $69,512 contributed by the Corporation under the DC SERP and $7,000 contributed by the Corporation under the DSSP.
(8)	Includes $16,800 contributed by the Corporation under the DCCP.
(9)	Includes $73,664 contributed by the Corporation under the DC SERP.
(10)	Includes $19,600 contributed by the Corporation under the DCCP.
(11)	Includes $86,410 contributed by the Corporation under the DC SERP and $10,400 contributed by the Corporation under the DSSP.
(12)	The amounts reflected in this column represent the maximum amount expended on an individual mandatory annual executive physical examination for a NEO. The maximum amount is used for all NEOs to ensure that no protected health-related information is disclosed.

Narrative to 2019 All Other Compensation Table

DCCP

Salaried employees, including NEOs, hired after June 30, 2003 are eligible to participate in the DCCP. Under the DCCP, CMS provides a contribution based on regular compensation tiered for tenure as follows: 0-5 years equals 5% (unless hired before January 1, 2016, 6%); 6-11 years equals 6%; and 12 plus years equals 7%, up to the IRC compensation limit ($285,000 for 2019), to the DCCP on behalf of the employee which vests immediately and is payable upon termination of employment. Poppe, Hayes, Brossoit, Rich and Rochow are the NEOs covered under the DCCP and are eligible to receive a contribution equal to 6%, 5%, 5%, 6% and 7%, respectively, of regular compensation.

Savings Plan

Under the Savings Plan for Consumers and affiliated companies, participating employees may contribute a percentage of their regular earnings into their Savings Plan accounts. NEOs, because they are considered highly compensated, may only contribute up to 20%, subject to the IRC annual dollar limit. In addition, under the Savings Plan, an amount equal to 100% of the first 3% and 50% of the next 2% of employees’ regular earnings contributions are matched by the Corporation. The matching contribution is allocated among the participant employees’ investment choices. Amounts held in Savings Plan accounts may not be withdrawn prior to the employee’s termination of employment, or such earlier time as the employee reaches the age of 59½, subject to certain exceptions set forth in the IRC regulations.

CMS ENERGY 2020 PROXY STATEMENT	47

2019 Grants of Plan-Based Awards Table

The following table summarizes non-equity and equity awards made to the NEOs during 2019.

2019 GRANTS OF PLAN-BASED AWARDS TABLE

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards Number Shares of Stock (3) (#) (i)	Grant Date Fair Value of Stock Awards (4) ($) (j)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Patricia K. Poppe	1/16/2019	—	—	—	38,954	77,908	155,816	—	4,068,589
	1/16/2019	—	—	—	—	—	—	25,970	1,312,524
	—	225,000	1,500,000	3,000,000	—	—	—	—	—
Rejji P. Hayes	1/16/2019	—	—	—	10,388	20,776	41,552	—	1,084,985
	1/16/2019	—	—	—	—	—	—	6,925	349,990
	—	69,750	465,000	930,000	—	—	—	—	—
Catherine M. Reynolds (5)	1/16/2019	—	—	—	7,420	14,840	29,860	—	774,990
	1/16/2019	—	—	—	—	—	—	4,946	249,971
	—	60,255	401,700	803,400	—	—	—	—	—
Jean-Francois Brossoit	1/16/2019	—	—	—	5,009	10,018	20,036	—	523,170
	1/16/2019	—	—	—	—	—	—	3,338	168,703
	—	44,363	295,750	591,500	—	—	—	—	—
Brian F. Rich	1/16/2019	—	—	—	5,009	10,018	20,036	—	523,170
	1/16/2019	—	—	—	—	—	—	3,338	168,703
	—	45,825	305,500	611,000	—	—	—	—	—
Garrick J. Rochow	1/16/2019	—	—	—	6,307	12,614	25,228	—	658,741
	1/16/2019	—	—	—	—	—	—	4,204	212,470
	—	56,700	378,000	756,000	—	—	—	—	—
(1)	These amounts consist of cash awards under our Annual Incentive Plan. For each NEO, the payment was 122% of target and is reported as Non-Equity Incentive Plan Compensation in the 2019 Summary Compensation Table. These cash awards were granted and earned in 2019, with the payouts approved by the Compensation Committee in early February 2020 and the awards paid in late February 2020.
(2)	These awards consist of the performance-based restricted stock awarded under our Stock Plan. Seventy-five percent (75%) of the 2019 annual restricted stock awards were performance-based and vest 100% three years after the original award date, contingent on a comparison of TSR performance and EPS growth to the Performance Peer Group during the January 1, 2019 to December 31, 2021 performance period.
(3)	These awards consist of the remaining 25% of the 2019 annual restricted stock awards awarded under our Stock Plan that vest based upon tenure only on the three-year anniversary of the award date.
(4)	The amounts in column (j) are based upon the aggregate grant date fair value of the awards reported in columns (g) and (i) as determined pursuant to ASC 718, based upon probable outcome of the performance-based vesting conditions. See Note 13, Stock-Based Compensation, to the Consolidated Financial Statements included in CMS’ and Consumers’ Annual Report on Form 10-K for the year ended December 31, 2019, for a discussion of the relevant assumptions used in calculating these amounts pursuant to ASC 718.
(5)	Reynolds received a prorated annual incentive amount based upon her retirement date of July 1, 2019.
CMS ENERGY 2020 PROXY STATEMENT	48

The following tables provide information regarding unvested restricted stock awards for each of the NEOs at December 31, 2019.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2019 TABLES

Outstanding Equity Awards – Patricia K. Poppe

	Option Awards				Stock Awards
Grant Date and Vest Date	Number of Securities Underlying Unexercised Options – Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (3)	Market Value of Shares or Units of Stock That Have Not Vested (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3) (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (4) (5) (6)
	(#) (b)	(#) (c)	($) (d)	($) (e)	(#) (f)	($) (g)	(#) (h)	($) (i)
1/18/2017-1/18/2020	—	—	—	—	24,888	$1,563,962	—	—
1/18/2017-1/18/2020 (1)	—	—	—	—	62,984	$3,957,915	—	—
1/18/2017-3/20/2020 (2)	—	—	—	—	60,914	$3,827,836	—	—
1/17/2018-1/17/2021	—	—	—	—	26,656	$1,675,063	—	—
1/17/2018-1/17/2021	—	—	—	—	—	—	84,594	$5,315,887
1/17/2018-3/19/2021	—	—	—	—	—	—	63,446	$3,986,947
1/16/2019-1/16/2022	—	—	—	—	25,970	$1,631,955	—	—
1/16/2019-1/16/2022	—	—	—	—	—	—	59,978	$3,769,018
1/16/2019-3/18/2022	—	—	—	—	—	—	79,970	$5,025,315

Outstanding Equity Awards – Rejji P. Hayes

	Option Awards				Stock Awards
Grant Date and Vest Date	Number of Securities Underlying Unexercised Options – Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (3)	Market Value of Shares or Units of Stock That Have Not Vested (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3) (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (4) (5) (6)
	(#) (b)	(#) (c)	($) (d)	($) (e)	(#) (f)	($) (g)	(#) (h)	($) (i)
5/1/2017-5/1/2020	—	—	—	—	27,685	$1,739,725	—	—
1/17/2018-1/17/2021	—	—	—	—	6,678	$419,646	—	—
1/17/2018-1/17/2021	—	—	—	—	—	—	21,194	$1,331,831
1/17/2018-3/19/2021	—	—	—	—	—	—	15,896	$998,905
1/16/2019-1/16/2022	—	—	—	—	6,925	$435,167	—	—
1/16/2019-1/16/2022	—	—	—	—	—	—	15,993	$1,005,000
1/16/2019-3/18/2022	—	—	—	—	—	—	21,324	$1,340,000

CMS ENERGY 2020 PROXY STATEMENT	49

Outstanding Equity Awards – Catherine M. Reynolds

	Option Awards				Stock Awards
Grant Date and Vest Date	Number of Securities Underlying Unexercised Options – Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (3) (7)	Market Value of Shares or Units of Stock That Have Not Vested (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3) (5) (7)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (4) (5) (6)
	(#) (b)	(#) (c)	($) (d)	($) (e)	(#) (f)	($) (g)	(#) (h)	($) (i)
1/18/2017-1/18/2020	—	—	—	—	—	—	—	—
1/18/2017-1/18/2020 (1)	—	—	—	—	12,499	$785,437	—	—
1/18/2017-3/20/2020 (2)	—	—	—	—	12,089	$759,673	—	—
1/17/2018-1/17/2021	—	—	—	—	—	—	—	—
1/17/2018-1/17/2021	—	—	—	—	—	—	8,908	$559,779
1/17/2018-3/19/2021	—	—	—	—	—	—	6,681	$419,834
1/16/2019-1/16/2022	—	—	—	—	—	—	—	—
1/16/2019-1/16/2022	—	—	—	—	—	—	1,905	$119,710
1/16/2019-3/18/2022	—	—	—	—	—	—	2,540	$159,614

Outstanding Equity Awards – Jean-Francois Brossoit

	Option Awards				Stock Awards
Grant Date and Vest Date	Number of Securities Underlying Unexercised Options – Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (3)	Market Value of Shares or Units of Stock That Have Not Vested (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3) (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (4) (5) (6)
	(#) (b)	(#) (c)	($) (d)	($) (e)	(#) (f)	($) (g)	(#) (h)	($) (i)
1/18/2017-1/18/2020	—	—	—	—	2,618	$164,515	—	—
1/18/2017-1/18/2020 (1)	—	—	—	—	6,631	$416,692	—	—
1/18/2017-3/20/2020 (2)	—	—	—	—	6,413	$402,993	—	—
1/17/2018-1/17/2021	—	—	—	—	3,086	$193,924	—	—
1/17/2018-1/17/2021	—	—	—	—	—	—	9,796	$615,581
1/17/2018-3/19/2021	—	—	—	—	—	—	7,347	$461,685
1/16/2019-1/16/2022	—	—	—	—	3,338	$209,760	—	—
1/16/2019-1/16/2022	—	—	—	—	—	—	7,712	$484,622
1/16/2019-3/18/2022	—	—	—	—	—	—	10,282	$646,121

CMS ENERGY 2020 PROXY STATEMENT	50

Outstanding Equity Awards – Brian F. Rich

	Option Awards				Stock Awards
Grant Date and Vest Date	Number of Securities Underlying Unexercised Options – Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (3)	Market Value of Shares or Units of Stock That Have Not Vested (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3) (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (4) (5) (6)
	(#) (b)	(#) (c)	($) (d)	($) (e)	(#) (f)	($) (g)	(#) (h)	($) (i)
1/18/2017-1/18/2020	—	—	—	—	2,845	$178,780	—	—
1/18/2017-1/18/2020 (1)	—	—	—	—	7,199	$452,385	—	—
1/18/2017-3/20/2020 (2)	—	—	—	—	6,962	$437,492	—	—
1/17/2018-1/17/2021	—	—	—	—	3,086	$193,924	—	—
1/17/2018-1/17/2021	—	—	—	—	—	—	9,796	$615,581
1/17/2018-3/19/2021	—	—	—	—	—	—	7,347	$461,685
1/16/2019-1/16/2022	—	—	—	—	3,338	$209,760	—	—
1/16/2019-1/16/2022	—	—	—	—	—	—	7,712	$484,622
1/16/2019-3/18/2022	—	—	—	—	—	—	10,282	$646,121

Outstanding Equity Awards – Garrick J. Rochow

	Option Awards				Stock Awards
Grant Date and Vest Date	Number of Securities Underlying Unexercised Options – Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (3)	Market Value of Shares or Units of Stock That Have Not Vested (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3) (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (4) (5) (6)
	(#) (b)	(#) (c)	($) (d)	($) (e)	(#) (f)	($) (g)	(#) (h)	($) (i)
1/18/2017-1/18/2020	—	—	—	—	3,673	$230,811	—	—
1/18/2017-1/18/2020 (1)	—	—	—	—	9,297	$584,223	—	—
1/18/2017-3/20/2020 (2)	—	—	—	—	8,991	$564,994	—	—
1/17/2018-1/17/2021	—	—	—	—	4,348	$273,228	—	—
1/17/2018-1/17/2021	—	—	—	—	—	—	13,804	$867,443
1/17/2018-3/19/2021	—	—	—	—	—	—	10,353	$650,583
1/16/2019-1/16/2022	—	—	—	—	4,204	$264,179	—	—
1/16/2019-1/16/2022	—	—	—	—	—	—	9,711	$610,239
1/16/2019-3/18/2022	—	—	—	—	—	—	12,948	$813,652
(1)	Included in column (f) are the 2017 performance-based restricted stock awards, which vested based on a comparison of TSR to the Performance Peer Group over January 1, 2017 through December 31, 2019 performance period and recipient’s continued service through January 18, 2020. Because the performance period concluded as of December 31, 2019, these awards are reported in column (f) as they remain subject to post-performance period tenure-based vesting requirements. The number of shares reflects the actual shares earned based on the payout percentage achieved of 155.1%.
(2)	Included in column (f) are the 2017 performance-based restricted stock awards, which vest based on a comparison of EPS growth to the Performance Peer Group over the January 1, 2017 through December 31, 2019 performance period and the recipient’s continued service through March 20, 2020. Because the performance period concluded as of December 31, 2019, these awards are reported in column (f) as they remain subject to post-performance period tenure-based vesting requirements. The Compensation Committee will not be able to determine performance until after March 20, 2020. For purposes of this table, we have included the awards based on 150% of the target level awarded.
(3)	Outstanding shares of restricted stock (based upon the combination of tenure-based awards (column (f)) reflected at the original share amounts awarded (other than as noted in footnotes (1) and (2) to these tables) and performance-based awards (column (h)) are reflected at the 150% percentage level for 2018 EPS shares and 2019 TSR shares and at 200% for 2018 TSR shares and 2019 EPS shares awarded under the Stock Plan).

For performance-based restricted stock awards, in lieu of dividends, recipients receive additional performance-based shares of restricted stock that will vest/forfeit based on CMS’ performance and are included above.
(4)	Calculated based upon the year-end closing price of CMS common stock of $62.84 per share.
CMS ENERGY 2020 PROXY STATEMENT	51

(5)	Per SEC regulations, the shares and dollars disclosed in the above table in columns (h) and (i), are based upon the next higher performance level above target allowable under the Stock Plan. Please see Compensation Discussion and Analysis, The Elements of Our Executive Compensation Program, Equity Compensation, above for a description of the Stock Plan.
(6)	The performance period for each performance-based grant is as follow: 2017: 1/1/2017 – 12/31/2019 2018: 1/1/2018 – 12/31/2020 2019: 1/1/2019 – 12/31/2021
(7)	Upon retirement, tenure shares vest pro-ratably based on the months of service provided over the performance period. Payment is on retirement date. Upon retirement, performance shares are held, and the pro-rata portion of shares based on the months of service provided during the performance period vest according to the achievement of the performance goals at the end of the performance period. Payment is on the vesting date. Columns (f) and (h) reflect Reynolds’ remaining outstanding shares of performance-based restricted stock prorated based on her retirement effective July 1, 2019.

2019 Stock Vested

The following table provides information concerning the vesting of stock during 2019 for each NEO.

2019 STOCK VESTED TABLE

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized On Exercise	Number of Shares Acquired on Vesting	Value Realized On Vesting (1)
Name (a)	(#)	($)	(#) (b)	($) (c)
Patricia K. Poppe (2)	—	—	75,305	4,126,477
Rejji P. Hayes	—	—	—	—
Catherine M. Reynolds (3)	—	—	34,492	1,863,351
Jean-Francois Brossoit (4)	—	—	21,677	1,333,569
Brian F. Rich	—	—	12,789	674,466
Garrick J. Rochow	—	—	14,518	765,649
(1)	The value realized is based upon the CMS common stock closing price of $50.88 on January 20, 2019 and $55.22 on March 21, 2019. In 2019, the restricted stock awards from 2016 completed their three-year performance period. TSR for the three-year period from January 2016 to December 2018 was 56% while the median TSR for the Performance Peer Group was 54% resulting in the performance-based restricted stock vesting at 113% of target on January 20, 2019. Our EPS Growth for the three-year period from January 2016 to December 2018 was 23% while the median EPS Growth for the Performance Peer Group was 18% resulting in the performance-based restricted stock vesting at 145% of target on March 21, 2019.
(2)	Includes 20,000 shares of tenure-based restricted stock granted on November 13, 2014, which vested on November 13, 2019 with a stock price at date of vesting of $60.49.
(3)	Reynolds’ amounts include the vesting of 8,568 shares of restricted stock, effective July 1, 2019, in connection with her retirement, at a value of $496,173 based on a stock price on such date of $57.91.
(4)	Includes 21,677 shares of tenure-based restricted stock granted on November 28, 2016, which vested on November 28, 2019 with a stock price at date of vesting of $61.52.
CMS ENERGY 2020 PROXY STATEMENT	52

2019 Pension Benefits and DB SERP

The following table provides information concerning defined benefit plans as of December 31, 2019 for each NEO.

2019 PENSION BENEFITS AND DB SERP TABLE

		Number of Years Credited Service (1)	Present Value of Accumulated Benefit	Payments during Last Fiscal Year
Name (a)	Plan Name (b)	(#) (c)	($) (d)	($) (e)
Patricia K. Poppe (2)	Pension Plan	N/A	N/A	N/A
	DB SERP	N/A	N/A	N/A
Rejji P. Hayes (2)	Pension Plan	N/A	N/A	N/A
	DB SERP	N/A	N/A	N/A
Catherine M. Reynolds	Pension Plan	35.00	2,072,030	2,072,030
	DB SERP	35.00	7,765,694	—
Jean-Francois Brossoit (2)	Pension Plan	N/A	N/A	N/A
	DB SERP	N/A	N/A	N/A
Brian F. Rich (2)	Pension Plan	N/A	N/A	N/A
	DB SERP	N/A	N/A	N/A
Garrick J. Rochow (3)	Cash Balance Plan	N/A	5,210	—
	DB SERP	N/A	N/A	N/A
(1)	The DB SERP provides for an additional year of service credit for each year of service (“preference service”) until the total of actual and additional service equals 20 years of service (during the first 10 years of service). After this limit is reached, no additional preference service is provided. Prior to retirement, Reynolds had reached this limit and, accordingly, was not eligible to accrue additional service credits. The addition of preference service to the DB SERP benefit formula provides an increase to the DB SERP non-qualified benefit but does not affect the Pension Plan benefit. The present value benefit augmentation attributable to the preference service under the DB SERP is as follows: Reynolds $0.
(2)	Poppe, Hayes, Brossoit and Rich who were hired after June 30, 2003, are not eligible to participate in the Pension Plan or DB SERP. See the 2019 All Other Compensation Table and the 2019 Nonqualified Deferred Compensation Table and the corresponding footnotes for details regarding the plans in which Poppe, Hayes, Brossoit and Rich participate.
(3)	Rochow qualifies for the Cash Balance Plan since he was rehired after June 30, 2003 and before August 30, 2005. Rochow is not eligible to participate in the DB SERP. See the 2019 All Other Compensation Table and the 2019 Nonqualified Deferred Compensation Table and the corresponding footnotes for details regarding the plans in which Rochow participates.

Narrative to 2019 Pension Benefits and DB SERP Table

Pension Plan

The Pension Plan is a funded, tax-qualified, noncontributory defined benefit plan. Benefits under the Pension Plan are based on the employee’s years of service, age at retirement and the sum of the five highest calendar years of base salary while employed with us and our affiliated companies divided by 60. Base salary excludes overtime pay and incentive and does not exceed the IRC compensation limit for a qualified pension plan. Benefits are payable after retirement in the form of an annuity or a lump sum. The standard form of benefit is a life annuity for an unmarried employee and a 50% joint and survivor annuity for a married employee, with additional forms of joint and survivor annuities available under the plan. The benefit formula is equal to 2.1% for the first 20 years of service and 1.7% for the next 15 years of service, to a maximum percentage of 67.5% for 35 years of service reduced by a Social Security adjustment equal to 0.5% multiplied by 1/12th of the average of the participant’s three most recent years of compensation, up to the maximum Social Security covered compensation for each year of service counted in the formula. To the extent an employee exceeds 35 years of service under the Pension Plan, an additional $20 per month is added to the annuity after the adjustment for Social Security for each full year of service above 35. In accordance with SEC guidelines, the present value information contained in this report is based on ASC 715 assumptions and is applied using the age at which a benefit

CMS ENERGY 2020 PROXY STATEMENT	53

is unreduced. Early retirement subsidies provided by the benefit formula of the Pension Plan and the actual discount rate required by the U.S. Department of Treasury may provide a greater present value to a participant retiring on or after age 55 but prior to the age of an unreduced benefit.

The Pension Plan provides a pre-retirement survivor benefit to the spouse of a married employee or one named beneficiary of an unmarried employee. The Pension Plan provides a disability retirement benefit to employees with at least 15 years of service who are found by the Corporation to be totally and permanently disabled equal to $26.00 for each year of plan service, plus an additional $350 per month if the participant does not qualify for any Social Security disability benefit. The minimum monthly disability benefit is $450.

The Pension Plan currently limits the annual annuity benefit under IRC Section 415 to no more than $220,000 payable at age 65. Prior to retirement, Reynolds was eligible to elect early retirement. At the minimum retirement age of 55, 65% of the normal retirement age (age 65) benefit is available. The Pension Plan retirement benefit is unreduced at age 62. The Pension Plan provides an add-on benefit for long-term employees when an employee retires on or after age 58 and has 30 or more years of service. This add-on benefit is equal to the participant’s accrued retirement income as of September 1, 2000, if any, multiplied by the early retirement percentage at the time of the employee’s retirement, and is added to the retiring employee’s retirement annuity. The Present Value of Accumulated Benefit column above is determined using the ASC 715, Compensation – Retirement Benefits assumptions including a discount rate (currently 3.37%) and mortality (currently based on the 2019 mortality table with projected mortality improvements.)

Cash Balance Plan

The Cash Balance Plan is a funded, tax-qualified, noncontributory defined benefit plan. Benefits under the Cash Balance Plan are based on the employee’s earnings. It is not an individual account but is a benefit payable from the general assets of the pension fund. Rochow is the only NEO with a benefit in the Cash Balance Plan.

The Cash Balance Plan credits an amount equal to 5% of base pay received from the year the participant began earning credits through any pay period before September 1, 2005 to a notional account. The credits were allocated on December 31 each year. The credits do not apply to incentive compensation amounts. The Cash Balance notional account is also increased annually with an interest credit based on the 30-year constant maturity treasury bond.

If employment ends under the Cash Balance Plan, participants may elect to receive their benefit at the time the employment terminates, or they may elect to defer benefits to a later date, but not later than age 70 1/2. Participants have the following payment elections: (1) a monthly payment for life; (2) a monthly payment for life with a 50% or 75% payment to a spouse or other individual upon death; or (3) a single sum equal to account balance. Once payment begins under the Cash Balance Plan, no changes can be made to an election. If the choice was to defer receipt of benefits, interest credits will continue to be applied.

Effective September 1, 2005 the Cash Balance Plan was closed to new participants and any existing participants were eligible for the DCCP.

DB SERP

The DB SERP is an unfunded (for purposes of the Employee Retirement Income Security Act of 1974 (“ERISA”)) non-qualified supplemental defined benefit retirement plan that provides benefits based on pay, incentives and added service that are not provided by the Pension Plan. In addition, for officers, including NEOs, the DB SERP provides for an additional year of service credit for each year of service until the total of actual and additional service equal 20 years of service and includes any awards under the Annual Incentive Plan as earnings.

CMS ENERGY 2020 PROXY STATEMENT	54

The maximum benefit under the DB SERP is attained after 35 years (including the additional years of service credit) and no further service credit is provided. Based on prior service, Reynolds (the only participating NEO) had reached the additional service credit limit prior to retirement. Benefits under the DB SERP plan became payable after retirement to Reynolds in the form of an annuity. The benefit formula used to determine the DB SERP annuity is the same as that used for the Pension Plan; however, the DB SERP does not contain the add-on benefit described above. The DB SERP does include annual incentive payments as part of the benefit calculation. The Pension Plan annuity is subtracted from the DB SERP annuity to determine the annuity payable from the DB SERP. Although a rabbi trust (a trust that is established for the benefit of its participants except that creditors of the Corporation can obtain the assets of the trust) has been established by the Corporation for purposes of paying DB SERP benefits, participants have an unsecured contractual commitment from CMS to pay the amounts due under this plan. Participants with five full years of service who voluntarily terminate service with CMS prior to age 55 receive a benefit without inclusion of incentives and added service starting the first of the month on or after their 55th birthday at a level equal to 38.3% of the age 65 benefit. At the minimum retirement age of 55, 65% of the normal retirement age (age 65) benefit is available. The DB SERP benefit is unreduced at age 62. The Present Value of Accumulated Benefit column in the table above is determined using the ASC 715 assumptions including a discount rate (currently 3.15%) and mortality (currently based on the 2019 mortality table with projected mortality improvements).

2019 Nonqualified Deferred Compensation

The following table contains nonqualified deferred compensation information for the NEOs for 2019.

2019 NONQUALIFIED DEFERRED COMPENSATION TABLE (1)

		Executive Contributions in Last FY (2)	Registrant Contributions in Last FY (3)	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions in Last FY	Aggregate Balance at Last FYE (4)
Name (a)	Plan Name	($) (b)	($) (c)	($) (d)	($) (e)	($) (f)
Patricia K. Poppe	DSSP	111,000	38,800	102,966	—	628,441
	DC SERP	—	455,020	271,223	—	1,655,385
Rejji P. Hayes	DSSP	17,000	13,600	11,715	—	81,311
	DC SERP	—	166,108	54,637	—	379,204
Catherine M. Reynolds	DSSP	1,450	1,160	22,264	1,313,910	150,518
Jean-Francois Brossoit	DSSP	8,750	7,000	5,406	—	41,148
	DC SERP	—	69,512	22,197	—	168,943
Brian F. Rich	DSSP	—	—	—	—	—
	DC SERP	—	73,664	62,001	—	363,447
Garrick J. Rochow	DSSP	13,000	10,400	16,938	—	98,331
	DC SERP	—	86,410	91,992	—	534,029
(1)	Nonqualified deferred compensation plans are plans providing for deferral of compensation that do not satisfy the minimum coverage, nondiscrimination and other rules that qualify broad-based plans for favorable tax treatment under the IRC. This table only includes the DSSP and DC SERP and does not include the Corporation’s contributions or related match to the Savings Plan which is a tax-qualified defined contribution plan and shown in the 2019 All Other Compensation Table.
(2)	This compensation is also reflected in the 2019 Summary Compensation Table — Salary column.
(3)	This compensation is also reflected in the 2019 Summary Compensation Table — All Other Compensation column.
(4)	The following DSSP and DC SERP executive and registrant contributions were previously reported as compensation in the Summary Compensation Tables for 2018 and 2017, respectively: Poppe $493,820/$529,982; Hayes $196,708/$58,900; Reynolds $1,160/$29,700; Brossoit $76,512/N/A; Rich $73,664/$61,427; and Rochow $109,810/$92,028.
CMS ENERGY 2020 PROXY STATEMENT	55

Narrative to 2019 Nonqualified Deferred Compensation Table

DSSP

An employee who has base salary (excluding any bonus, incentive or other premium pay) before deductions for taxes and other withholdings in excess of the IRC compensation limit is eligible and may elect to participate in the DSSP. The DSSP is an unfunded (for the purposes of ERISA) non-qualified tax deferred defined contribution plan. The DSSP is funded by CMS with trusts. However, participants have only an unsecured contractual commitment from the Corporation to pay the amounts due under the DSSP and any funds are considered general assets of the Corporation and are subject to claims of creditors.

A participant in the DSSP may elect in the prior year to defer 0% or 5% of his or her base salary that exceeds the IRC compensation limit and the Corporation will match 100% of the first 3% and 50% of the next 2% of the deferral, which is the same matching rate as the Savings Plan (equivalent to 4%). In addition, a DSSP eligible participant may elect an additional deferral of up to 50% of the participant’s base salary for the calendar year. This additional deferral is not eligible for a Corporation match. The combined maximum total of the DSSP deferral amount and a 5% Savings Plan deferral is 59% of base salary. At the time a participant elects a deferral, a distribution election is also made for this class year deferral. Each class year deferral is payable either at a certain date five or more years in the future or upon separation from service with the Corporation either as a series of payments over 2 to 15 years or in a lump sum. The participant decides how Corporation contributions are invested among a broad array of mutual funds selected by us and provided by the record keeper.

Earnings in the DSSP are based on the change in market value of the mutual funds selected by the participant. All NEOs are eligible for the DSSP.

DC SERP

The Corporation established a DC SERP for employees not eligible to participate in the DB SERP. Under the DC SERP, the Corporation provides an amount equal to 5%, 10% or 15% (depending on salary grade) of employee regular earnings plus any awards under the Annual Incentive Plan. Funds equal to the DC SERP are transferred to a mutual fund family at the time we contribute. Earnings or losses are based on the rate of return of the mutual funds selected by the participant. Although the DC SERP is funded by the Corporation, participants have an unsecured contractual commitment from us to pay the amounts due under this plan. Poppe, Hayes, Brossoit, Rochow, and Rich are the NEOs covered under the DC SERP. Brossoit, Rich and Rochow receive benefits at the 10% level and Poppe and Hayes receive benefits at the 15% level. Contributions earned before 2019 are fully vested. For 2019 and beyond, contributions will become vested once the eligible NEO reaches age 55 with five years of participation in the Plan.

Potential Payments upon Termination or Change-in-Control

As noted above under Compensation Discussion and Analysis, Post-Termination Compensation, Severance and Change-in-Control Benefits, our executives are eligible to receive separation and change-in-control benefits upon a qualifying termination of employment. These benefits are provided through two separate types of agreements:

•	Officer Separation Agreements (“OS Agreements”)
•	Change-in-Control Agreements (“CIC Agreements”)

Reynolds, who retired effective July 1, 2019, had entered into an OS Agreement and CIC Agreement. In connection with her retirement, she did not receive any post-termination benefits under these agreements or any other agreements; other than benefits she had accrued under existing plans, such as the Pension Plan and DB SERP, and prorated vesting of her outstanding equity awards based on actual performance and service during the vesting period per the terms and conditions of her equity awards.

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We have entered into OS Agreements and CIC Agreements with the remaining NEOs. The OS Agreements provide for payments and other benefits if the officer is terminated under circumstances specified in the OS Agreement unrelated to a change-in-control (as defined in the CIC Agreements). The CIC Agreements provide for payments and other benefits only if the NEO is terminated under the circumstances specified in the CIC Agreements within two years following a change-in-control.

OS AGREEMENTS. The OS Agreements provide for payments of certain benefits, as described in the table below, upon circumstances of termination of the employment of the NEO. Central to an understanding of the rights of each NEO is an understanding of the definition of “Cause.” For purposes of these agreements:

•	We have Cause to terminate the NEO if the NEO has engaged in any of a list of specified activities, including willful and continued failure to perform duties consistent with the scope and nature of his or her position, committing an act materially detrimental to the financial condition and/or goodwill of CMS or its subsidiaries, or is subject to a specified criminal legal action for activities relating to an act of fraud, embezzlement, theft, or other act constituting a felony involving moral turpitude.

If the Corporation does not have Cause and terminates a NEO who has an OS Agreement for any reason, the NEO receives the benefits described in the table below.

These agreements require, as a precondition to the receipt of these payments, that the NEO sign a standard form of release in which he or she waives all claims that he or she might have against the Corporation and certain associated individuals and entities. These agreements also include non- compete and non-solicitation provisions that would apply for a period of 12 months following the NEO’s termination of employment and non-disparagement and confidentiality provisions that would apply for an unlimited period of time following the NEO’s termination of employment. Payments under these agreements are payable in a lump sum.

Under the OS Agreements, tenure-based restricted stock awards will vest on a pro-rata basis based upon the service provided prior to the termination date while performance-based restricted stock awards will vest at the end of the performance period on a pro-rata basis based on service provided during the performance period up to the termination date and actual performance of the Corporation.

CIC AGREEMENTS AND PROVISIONS. The CIC Agreements contain provisions that provide for payments in the event of a change-in-control. The change-in-control provisions (“CIC Provisions”) function in a manner similar to the severance provisions in the OS Agreements, except that NEOs become entitled to benefits under the CIC Provisions only in the event of a double trigger consisting of a change-in-control and qualifying termination of employment during the two-year period following the change-in-control. As part of the CIC Provisions, a portion of the severance payments to a terminated NEO is consideration for the NEO entering into a “non-compete” agreement.

A change-in-control of CMS is defined in the CIC Agreements to mean:

•	the consummation of certain types of transactions, including mergers and the sale of all, or substantially all, of our assets;
•	the acquisition by any person or entity of the beneficial ownership of securities representing 25% or 30% (depending upon the particular agreement) or more of the combined voting power of our then outstanding voting securities;
•	a change in the composition of the Board such that individuals who at the effective date of the agreement constituted the Board and any new directors elected or nominated by at least 2/3 of the directors who were either directors at the effective date of the agreement or were so elected or nominated, cease for any reason to constitute a majority of the Board; or
•	the liquidation or distribution of all or substantially all of our assets.
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The definitions of Cause and Good Reason are central to an understanding of the NEO’s rights under the CIC Provisions. Under the CIC Provisions, “Cause” has the same meaning as set forth in the OS Agreements discussed above.

The NEO is said to have Good Reason to terminate his or her employment under the CIC Provisions if the assignment to the NEO of duties is materially inconsistent with his or her position (including status, offices, titles, and reporting requirements), authority, or responsibilities as in effect immediately prior to the change-in-control; the Corporation takes any action which results in a material diminution of the NEO’s position, authority, duties, or responsibilities as constituted immediately prior to the change-in-control (excluding an isolated, insubstantial, and inadvertent action which is remedied by the Corporation promptly after receipt of notice thereof given by the NEO); there is a material reduction in the NEO’s base salary, incentive opportunity, Stock Plan award level, benefits, or status; or under other circumstances specified in the definition, including the relocation of the NEO’s principal job location or office to more than 35 miles from its location at the time of entry into the CIC Agreement. Payments under the CIC provisions are payable in a lump sum.

The benefits to be provided to the NEOs in each of those situations are described in the table below, which assumes that the termination had taken place on December 31, 2019, the last business day of our most recent fiscal year. Due to Reynolds’s retirement on July 1, 2019, she has been excluded from the table.

The CIC Agreements with each NEO do not contain tax gross-up provisions with respect to IRC Section 280G and Section 4999 excise taxes. The CIC Agreements contain a “best net benefit” provision which provides that the Corporation’s payments to the NEO can be reduced to the extent that no portion of the reduced payments shall be subject to the excise tax, but only if the NEO’s net after-tax benefit is greater than his or her net after-tax benefit would have been if such reduction were not made and the NEO paid the excise tax.

Restricted stock under the CIC Agreements includes double-trigger vesting provisions (meaning, both a change-in-control and a qualifying termination of employment must occur in order for the equity to vest). Under the CIC Agreements, all performance-based restricted-stock awards will vest on a pro-rata basis based upon the service provided prior to the change-in-control date with any performance-based restrictions vesting at target level.

NEOs cannot receive benefits under both the CIC Agreements and OS Agreements.

RETIREMENT/DISABILITY/DEATH. Upon death, 100% of the restricted stock vests with any performance-based restricted stock vesting at target levels. Upon retirement or disability, tenure-based restricted stock awards will vest on a pro-rata basis based upon the service provided prior to retirement or disability while performance-based restricted stock awards vest at the end of the performance period on a pro-rata basis based on service provided during the performance period prior to the retirement or disability and actual performance of the Corporation during the performance period. In the case of retirement or disability, the Compensation Committee has the discretion, in exceptional circumstances, to waive the forfeiture of restricted stock awarded.

In connection with Reynolds’ retirement, Reynolds received pro-rata vesting of tenure-based restricted stock (value $277,273 based on closing price of CMS common stock of $57.91 per share on Reynolds’ retirement date) and remains eligible to receive pro-rata vesting of performance-based restricted stock based on actual performance through the end of the performance period (estimated value $1,576,773 based on closing price of CMS common stock of $57.91 per share on Reynolds’ retirement date and assuming target performance is achieved).

RETIRED EXECUTIVE SURVIVOR BENEFIT. The retired executive survivor benefit plan provides a survivor benefit after retirement for certain employees who held high-level management or executive positions prior to their retirement. This plan is a supplement to the retired employees’ group term life insurance plan. The amount of the survivor benefit payable to a participant’s beneficiary upon the participant’s death equals 140% of annualized base salary preceding the date of retirement. This

CMS ENERGY 2020 PROXY STATEMENT	58

amount is reduced by 10% on every anniversary of the participant’s retirement until the benefit amount reaches a minimum of 50% of the initial benefit amount. The amount is further reduced based on insurance payable by life insurance plans purchased by us.

The plan was closed to new participants on July 1, 2011. An eligible participant must be a minimum of 60 years old at the time of retirement or termination to qualify for retired executive survivor benefits. As of December 31, 2019, Reynolds was the only NEO eligible for benefits under this plan. The value of Reynolds’ benefit would range from a minimum of $425,100 to a maximum of $865,700 depending on the date of her death relative to her retirement date.

The following table provides information concerning potential payments upon termination or change-in-control as of December 31, 2019 for each NEO other than Reynolds. Please see the summary above for the benefits received by Reynolds in connection with Reynolds’ retirement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL TABLE

	Patricia K. Poppe	Rejji P. Hayes	Jean Francois Brossoit	Brian F. Rich	Garrick J. Rochow
	($)	($)	($)	($)	($)
Termination Without Cause Payments (1):
One and one-half times 2019 base salary	$1,875,000	$930,000	$682,500	$705,000	$810,000
Unvested restricted stock awards (2)	13,547,424	3,305,796	1,526,761	1,587,024	2,103,862
DC SERP benefit (3)	189,198	86,009	33,800	35,807	43,391
TOTAL	$15,611,622	$4,321,805	$2,243,061	$2,327,831	$2,957,253
Change in Control Payments (4):
One times 2019 base salary	$1,250,000	$620,000	$455,000	$470,000	$540,000
One times incentive @ 100% 2019 performance target	1,500,000	465,000	295,750	305,500	378,000
Pro-rata incentive based on service during year triggered	1,500,000	465,000	295,750	305,500	378,000
Estimated Payment for ‘Non-compete’ Agreement	2,750,000	1,085,000	750,750	775,500	918,000
DC SERP benefit (3)	1,239,198	481,259	213,525	221,457	264,791
Medical Coverage Payment (5)	35,753	35,753	35,753	35,753	35,753
Unvested restricted stock awards (2)	15,193,748	3,929,092	1,731,242	1,791,506	2,371,058
TOTAL	$23,468,699	$7,081,104	$3,777,770	$3,905,216	$4,885,602
Retirement:
Pro-rata incentive based on service period in year triggered	$1,500,000	$465,000	$295,750	$305,500	$378,000
Unvested restricted stock awards (2)	13,547,424	3,305,796	1,526,761	1,587,024	2,103,862
TOTAL	$15,047,424	$3,770,796	$1,822,511	$1,892,524	$2,481,862
Disability:
Pro-rata incentive based on service period in year triggered	$1,500,000	$465,000	$295,750	$305,500	$378,000
Unvested restricted stock awards (2)	13,547,424	3,305,796	1,526,761	1,587,024	2,103,862
TOTAL	$15,047,424	$3,770,796	$1,822,511	$1,892,524	$2,481,862
Death:
Pro-rata incentive based on service period in year triggered	$1,500,000	$465,000	$295,750	$305,500	$378,000
Unvested restricted stock awards (2)	20,315,921	5,266,369	2,367,183	2,427,446	3,202,641
TOTAL	$21,815,921	$5,731,369	$2,662,933	$2,732,946	$3,580,641
(1)	Reflects payments under OS Agreements.
(2)	Based upon the year-end closing price of CMS common stock of $62.84 per share. The performance-based restricted stock awards outstanding are valued based on target levels.
(3)	Poppe’s, Hayes’, Brossoit,’s, Rich’s and Rochow’s SERP account balances would fully vest; their unvested balances are $189,198; $86,009; $33,800; $35,807; and $43,391 respectively. In addition, in the event of a change-in-control, Poppe and Hayes would receive an amount equal to 15% of their salary and incentive-based change-in-control payment and Brossoit, Rich and Rochow would receive an amount equal to 10% of their salary and incentive-based change-in-control payments.
(4)	Pursuant to the CIC Agreements for Poppe, Hayes, Brossoit, Rich and Rochow.
(5)	Pursuant to the CIC Agreement, Medical Coverage Payments include two years of company-paid medical expenses.
CMS ENERGY 2020 PROXY STATEMENT	59

PROPOSAL 2:
APPROVE, ON AN ADVISORY BASIS, EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are conducting an advisory (non-binding) vote to approve our compensation programs for our NEOs as disclosed in this Proxy Statement in accordance with SEC rules. The Compensation Committee did not make any changes to our executive compensation program since the last shareholder vote, which strongly favored the program (approximately 98% of each of CMS and Consumers votes cast were affirmative). We continue to engage with our large institutional holders regarding compensation elements.

As described in detail under Compensation Discussion and Analysis in this Proxy Statement, the Corporation’s NEO compensation program is organized around four principles: (1) align with increasing shareholder and customer value; (2) enable the Corporation to compete for and secure top executive talent; (3) reward measurable results; and (4) be fair and competitive.

We have designed our executive compensation elements based on balance and simplicity to place emphasis on consistent, sustainable and superior absolute and relative performance.

•	Base salary is targeted to approximate the median of a peer group made up of companies of similar business profile and size, and to reflect individual performance and internal considerations.
•	Annual incentive awards are based on the achievement of Annual Incentive EPS (70% of annual incentive) and Annual Incentive OCF (30% of annual incentive) goals.
•	A majority of our long-term incentive (LTI) program is delivered through performance-based restricted stock with tenure-based restricted stock representing a minority of LTI at 25%. The performance-based portion is eligible to vest after three years dependent upon our TSR performance and LTI EPS growth, each weighted equally, relative to the Corporation’s Performance Peer Group, while the tenure-based portion vests on the third anniversary of the award date.

We annually review all elements of the Corporation’s executive compensation program and, in addition to complying with required rules, we adopt current best practices where appropriate for our business and shareholders. As a result, we have:

•	Clawbacks in place for the annual incentive and LTI awards;
•	Stock ownership guidelines for NEOs and directors, which exclude unvested performance-based restricted stock awards when determining compliance;
•	Change-in-control agreements that require a double-trigger for the accelerated vesting of equity awards;
•	A policy that prohibits hedging and pledging of the Corporation’s securities by employees and directors;
•	Annual reviews of our compensation and performance peer groups;
•	Regular briefings from the Compensation Committee’s independent compensation consultant regarding key trends and legislative and regulatory updates;
•	No excessive perquisites. No planes, cars, clubs, security or financial planning. The principal perquisite provided to our executives in 2019 was an annual mandatory physical examination for each NEO;
•	No dividends paid on unvested performance-based restricted stock awards. In lieu of dividends, recipients receive additional shares of restricted stock that vest based on the same performance measures applicable to the underlying restricted stock;
CMS ENERGY 2020 PROXY STATEMENT	60

•	No employment agreements. Our executive agreements are limited to separation and change-in-control agreements. Base salary and annual incentive separation amounts do not exceed three times the NEO’s base salary and annual incentive amount, with an average of two times; and
•	No tax gross-ups. None of our separation or change-in-control agreements contain tax gross-ups.

Shareholders are encouraged to read the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosure.

This proposal gives our shareholders the opportunity to express their views on the overall compensation of the NEOs and the compensation philosophy, policies and practices disclosed in this Proxy Statement. For the reasons discussed above, we are asking our shareholders to indicate their support for the NEO compensation by voting FOR the following resolution at the 2020 Annual Meeting:

RESOLVED: that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, is APPROVED.

This vote is an advisory vote only, and therefore it will not bind CMS or Consumers, the Board or the Compensation Committee. The vote results will not create or imply any change to fiduciary duties or create or imply any additional fiduciary duties for CMS or Consumers or the Board. However, we value the opinions that our shareholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as they deem appropriate.

Consistent with the direction of the CMS shareholders at the 2017 Annual Meeting of Shareholders and the Consumers shareholders at the 2018 Annual Meeting of Shareholders, the advisory vote on NEO compensation for CMS and Consumers will be held on an annual basis.

The CMS and Consumers Boards recommend that shareholders vote to approve the non-binding advisory proposal to approve the compensation of the named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee, comprised solely of independent directors, assists the Board of Directors in its oversight of the 1) integrity of financial statements; 2) performance of the internal audit function and independent auditors; 3) independent auditor’s qualifications and independence; and 4) compliance with applicable legal and regulatory requirements. The Audit Committee has a written charter that complies with New York Stock Exchange requirements. Management has the primary responsibility for the preparation, presentation and accuracy of the consolidated financial statements and the financial reporting process, including the systems of internal controls.

The Audit Committee reviewed and discussed with management the audited consolidated financial statements set forth in CMS’ and Consumers’ 2019 Annual Report to Shareholders and Form 10-K for the year ended December 31, 2019. The Audit Committee also discussed with PricewaterhouseCoopers LLP (“PwC”), who are responsible for performing an independent audit of CMS’ and Consumers’ financial statements and expressing an opinion on the conformity of those audited consolidated financial statements with United States generally accepted accounting principles, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and SEC rules.

The Audit Committee has received a report on the quality control procedures of PwC. The Audit Committee has also discussed with management, the internal auditors and PwC the quality and adequacy of CMS’ and Consumers’ internal controls, with particular focus on compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee reviewed with the internal auditors and PwC their audit plans and audit scope.

The Audit Committee is responsible for the appointment, termination, compensation and oversight of the work of the independent auditor. PwC has served as CMS and Consumers’ independent registered public accountants since 2007. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. In conjunction with the mandated rotation of the lead engagement partner, the Audit Committee and its Chair are directly involved in the selection of PwC’s lead engagement partner. The Audit Committee has received from PwC the written communications required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and have discussed with PwC their independence from CMS and Consumers. The Audit Committee has discussed with PwC the compatibility of non-audit services with the auditor’s independence and has satisfied themselves as to PwC’s independence.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Boards that the audited consolidated financial statements be included in CMS’ and Consumers’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC.

AUDIT COMMITTEE
Laura H. Wright (Chair)
Deborah H. Butler
Suzanne F. Shank
Myrna M. Soto
John G. Sznewajs

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FEES PAID TO THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

PwC was the principal independent registered public accounting firm for CMS and Consumers for the years 2019 and 2018. The following table sets forth the aggregate fees, including expenses, for professional services, billed by PwC to CMS (consolidated total including Consumers and its subsidiaries) and Consumers (including its subsidiaries), in each of the last two fiscal years.

	CMS		Consumers
	2019	2018	2019	2018
Audit Fees	$5,049,948	$5,356,000	$4,715,654	$4,832,380
Audit-Related	4,500	267,470	4,500	266,570
Tax Fees	3,323	3,470	3,323	3,470
All Other Fees	13,787	17,000	13,787	17,000
Total Fees	$5,071,558	$5,643,940	$4,737,264	$5,119,420

Audit fees include fees associated with the annual audit, the reviews of our quarterly reports on Form 10-Q, comfort letters, required statutory audits, fees related to the audit of our internal controls over financial reporting as required by the Sarbanes-Oxley Act of 2002 and other attest services. Audit-related fees include fees associated with assistance related to accounting systems and controls. Tax fees include fees for assistance with implementing a workflow management tool for tax compliance and planning. All other fees are related to business impact analysis activities.

The Audit Committee has adopted a policy that requires pre-approval for all audit, audit-related, tax and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services, provided that the Chair reports any decisions to the Audit Committee at its next scheduled meeting. All of the services performed by the principal independent registered public accounting firm were approved in accordance with the policy in 2019.

CMS ENERGY 2020 PROXY STATEMENT	63

PROPOSAL 3:
RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee’s selection of the independent auditor shall be submitted to our shareholders for their ratification at the Annual Meeting of Shareholders. If a majority of shares voted do not ratify the Audit Committee’s selection, the Audit Committee will consider our shareholder views when considering selection of a different independent auditor or the continued retention of the existing auditor for that year.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm (taking into account the vote on shareholder ratification). The Audit Committee has selected PwC, independent registered public accounting firm, to audit the consolidated financial statements for the year 2020. PwC has served as our independent registered public accountants since 2007. The Audit Committee is responsible for the audit fee negotiations associated with the retention of PwC. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. In conjunction with the mandated rotation of the lead engagement partner, the Audit Committee and its Chair are directly involved in the selection of PwC’s lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of PwC as independent registered public accounting firm is in the best interests of the Corporation and its shareholders. A representative of PwC will be present at the 2020 Annual Meeting of Shareholders and will have an opportunity to make a statement and respond to appropriate questions.

The CMS and Consumers Boards and their Audit Committees recommend a vote to ratify the appointment of the independent registered public accounting firm for 2020.

CMS ENERGY 2020 PROXY STATEMENT	64

PROPOSAL 4:
VOTE FOR APPROVAL OF THE 2020 PERFORMANCE INCENTIVE
STOCK PLAN

Introduction. The Boards of CMS and Consumers (“Board”), upon a recommendation of their Compensation Committee and conditioned upon shareholder approval, have approved the 2020 Performance Incentive Stock Plan (the “2020 Stock Plan”). A copy of the 2020 Stock Plan is included as Appendix B to this Proxy Statement.

If approved by the Corporation’s shareholders, the 2020 Stock Plan will become effective on June 1, 2020 and replace the Corporation’s current Stock Plan, approved by shareholders in May 2014 (the “Stock Plan”). Any existing awards under the Stock Plan, will remain in effect in accordance with its terms. No new awards will be made under the Stock Plan after its expiration on May 31, 2020.

Purpose. The purpose of the 2020 Stock Plan is to provide incentive compensation to Eligible Persons (as defined in the 2020 Stock Plan), based upon such Eligible Persons' individual contributions to the long-term growth and profitability of the Corporation, and to encourage such Eligible Persons to identify with shareholder concerns and their current and continuing interest in the development and financial success of the Corporation. Because it is expected that the efforts of Officers, Employees or Directors selected for participation in the 2020 Stock Plan will have a significant impact on the results of the Corporation's operations in future years, the 2020 Stock Plan is intended to assist the Corporation in attracting and retaining officers, employees or directors of superior ability and in motivating their activities on behalf of the Corporation.

Shareholder approval of the 2020 Stock Plan is required under the rules of the NYSE.

Highlights of Key Attributes of the 2020 Stock Plan. Included below are some of the key attributes of the 2020 Stock Plan:

•	6,500,000 shares of CMS common stock (“Common Stock”) reserved for issuance;
•	An independent plan administrator for officer awards/grants;
•	No grants of discounted awards;
•	No repricing or repurchasing of stock options or stock appreciation rights;
•	No payments of dividends or dividend equivalents can be made during the performance period for awards with performance criteria;
•	No excessive change-in-control features;
•	Minimum 3-year vesting for officers or other non-officer employees and one-year for directors for restricted common stock and restricted common stock unit awards, subject to accelerated vesting in the case of death, disability, retirement, termination of employment or service; and
•	A clawback provision.

Summary of Changes from the Stock Plan to the 2020 Stock Plan. The following items are key changes from the Stock Plan to the 2020 Stock Plan:

•	New ten-year plan with expiration on May 31, 2030;
•	Update eligibility to include more representation of our field personnel;
•	Update for changes in 162(m) provisions; and
•	Make administrative changes;

Determination of Authorized Shares. Shareholder approval of the 2020 Stock Plan will provide the Corporation with flexibility to grant awards from a pool of shares available under the 2020 Stock

CMS ENERGY 2020 PROXY STATEMENT	65

Plan for the purposes of attracting, motivating and retaining participants. If the 2020 Stock Plan is approved the approximately 2,868,702 shares of Common Stock available, as of December 31, 2019, for future awards under the Stock Plan will no longer be authorized for future grants. Assuming that the 2020 Stock Plan is approved by the Corporation’s shareholders, as of June 1, 2020, only the 6,500,000 shares reserved under the 2020 Stock Plan will be authorized for future grants. The closing price of a share of Common Stock on the NYSE on March 3, 2020 was $64.32.

Each officer, non-employee director, or other non-officer employee of the Corporation or its subsidiaries is eligible to participate in the 2020 Stock Plan. The Compensation Committee selects the participants (except in limited circumstances where the CEO has been delegated that authority), determines the amount of each award or grant and prescribes the terms and conditions of each award or grant. As of December 31, 2019, 11 non-employee directors and approximately 8,130 employees of the Corporation and its subsidiaries were eligible to participate in the Stock Plan and will be eligible to receive awards under the 2020 Stock Plan as of June 1, 2020. For each of the past five years, all of our non-employee directors and approximately 150 employees received long-term incentive awards under the Stock Plan.

We are asking shareholders to approve the 2020 Stock Plan, as it will allow the Corporation the opportunity to encourage Common Stock ownership by non-employee directors, executives and other employees and link their financial interests with other shareholders. We believe this proposal enables us to remain competitive in our ability to attract, motivate and retain key talent by providing a pool of shares available for awards. The Corporation believes that the requested 6,500,000 shares under the 2020 Stock Plan will, on the basis of current assumptions, provide adequate shares for issuance under the 2020 Stock Plan until the 2026 annual shareholders meeting.

Description of the 2020 Stock Plan

The following description of the 2020 Stock Plan is a summary and is qualified in its entirety by reference to the complete text of the 2020 Stock Plan, which is attached as Appendix B to this Proxy Statement. Capitalized terms used but not defined in this summary description have the meaning set forth in the 2020 Stock Plan.

Term of the 2020 Stock Plan. If approved by shareholders at the 2020 Annual Meeting, awards may be granted under the 2020 Stock Plan for a period of up to ten years, unless earlier terminated by the Board. The 2020 Stock Plan will continue in effect until all matters relating to the payment of outstanding awards and administration of the 2020 Stock Plan have been settled.

Administration. The Compensation Committee will serve as the Plan Administrator of the 2020 Stock Plan and will administer the Awards and Award Documents for Officers and other Eligible Persons. The Governance Committee will serve as the Plan Administrator of the 2020 Stock Plan regarding administration of the Awards and Award Documents for Non-Employee Directors. For the purposes of this summary description, references to “Committee” mean the Compensation Committee and/or the Governance Committee, as applicable.

Maximum Shares of Common Stock Available Under the 2020 Stock Plan and Director Compensation Limitations. The 2020 Stock Plan covers a maximum of 6,500,000 shares of Common Stock. The 6,500,000 shares of Common Stock authorized under the 2020 Stock Plan is 2.3% of the Corporation’s outstanding shares as of December 31, 2019.

The maximum shares awarded or granted for any one Non-Employee Director for any one calendar year under the 2020 Stock Plan, excluding any Performance Units granted, shall not exceed the lesser of 10,000 shares of Common Stock or a value of $350,000 in the aggregate. Not more than 10% of the total shares reserved for grant or award under the 2020 Stock Plan shall be granted or awarded to Non-Employee Directors.

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Any share of Common Stock covered by an Award (or portion of an Award) that is forfeited, canceled or terminated or that expires without being exercised in whole or in part, or that is settled in cash shall again be available for the grant of new Awards under the 2020 Stock Plan. The number of shares of Common Stock that are tendered by a Participant or withheld by the Corporation to pay the exercise price of a Stock Option or to satisfy a Participant’s tax withholding obligations in connection with the exercise or settlement of an Award and the number of shares of Common Stock covered by a stock-settled Stock Appreciation Right to the extent exercised will not be available for the grant of new Awards under the 2020 Stock Plan.

Deferral of Payment. The provisions of the Plan regarding payment of Awards shall be subject to and interpreted in accordance with, in all respects, the deferral elections, if any, of the Participant made from time to time in accordance with the Award Document. The Committee may at its discretion impose mandatory deferral for an Officer or Director to comply with stock ownership requirements outside of the 2020 Stock Plan.

Awards. The types of Awards that can be granted under the 2020 Stock Plan are set forth below. Awards are subject to the terms and conditions of the 2020 Stock Plan and such other terms and conditions that may be established by the Plan Administrator in the Award Document.

Stock Options and Stock Appreciation Rights. The Committee shall establish the exercise price at the time any Stock Option or Stock Appreciation Right is granted at not less than 100% of the fair market value of the Common Stock on the date on which such Stock Option or Stock Appreciation Right is granted. Stock Options and Stock Appreciation Rights granted under the 2020 Stock Plan shall not subsequently be re-priced by reducing the exercise price thereof, nor shall Stock Options or Stock Appreciation Rights granted under the 2020 Stock Plan be canceled and replaced by a subsequent re-grant under the Plan of Stock Options or Stock Appreciation Rights having an exercise price lower than the Stock Options or Stock Appreciation Rights so canceled.

Any Stock Option granted under the 2020 Stock Plan may, at the time of such grant, include a Stock Appreciation Right. A Stock Appreciation Right granted in conjunction with a related underlying Stock Option shall be exercisable only at the time and to the extent the related underlying Stock Option is exercisable and only if the fair market value of the Common Stock exceeds the exercise price of the related underlying Stock Option. A Stock Appreciation Right may also be granted independently of a Stock Option.

Stock Options and Stock Appreciation Rights are restricted from being exercised for a period of at least thirty-six months from and after the date of the grant, subject to accelerated vesting in the event of death, Disability, Retirement, or termination of service of the award recipient. Stock Options and Stock Appreciation Rights terminate as specified in the Award Document, but no later than ten years after the date of grant.

Restricted Stock, Restricted Stock Units and Unrestricted Common Stock. The Committee may from time to time award Restricted Stock, Restricted Stock Units or Unrestricted Common Stock to any Eligible Person it has designated as a Participant and in accordance with such rules as the Committee may prescribe. The Committee may also award Restricted Stock or Restricted Stock Units conditioned on the attainment of performance goals determined by the Committee as set forth in the Award Document and subject to such other restrictions as the Committee deems advisable.

The number of shares of Common Stock subject to an Unrestricted Common Stock Award shall be determined by the Committee. Unrestricted Common Stock Awards shall not be subject to any Restrictions or performance criteria; provided, however, Unrestricted Common Stock Awards shall not be granted to Officers.

Restricted Stock and Restricted Stock Units shall have vesting restrictions imposed by the Committee for a period of time of at least thirty-six months from and after the date of the Award for Officers and Employees and 12-months for Directors, subject to accelerated vesting in the event of death, Disability, Retirement, or termination of service of the award recipient.

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Shares of Restricted Stock awarded to a Participant under the 2020 Stock Plan, whether or not vested or transferable, may have full dividend rights as determined by the Committee and set forth in the Award Document. Dividends with respect to shares of Restricted Stock subject to performance-based vesting conditions shall be subject to the same vesting conditions as the underlying shares of Restricted Stock.

The Award Document relating to a Restricted Stock Unit Award will specify (i) whether such award may be settled in Common Stock, cash or a combination thereof, and (ii) whether the Participant will be entitled to receive on a current or deferred basis, dividend equivalents, with respect to such Award. Any dividend equivalents with respect to Restricted Stock Units that are subject to performance-based vesting conditions will be subject to the same restrictions as such Restricted Stock Units. Prior to settlement of a Restricted Stock Unit, the Participant will have no rights as a shareholder of the Corporation.

Phantom Shares and Performance Units. The Committee may from time to time grant Phantom Shares, the value of which is determined by reference to a share of Common Stock on terms and conditions as the Committee, in its sole discretion, may from time to time determine. Each grant of Phantom Shares shall specify the number of Phantom Shares granted, the initial value of such Phantom Shares which shall not be less than 100% of the fair market value of the Common Stock as of the date of grant, the Valuation Dates, the number of Phantom Shares whose Appreciation Value shall be determined on each such Valuation Date, any applicable vesting schedule for such Phantom Shares, and any applicable limitation on payment for such Phantom Shares. Subject to satisfaction of the applicable conditions, the Appreciation Value of a Phantom Share shall be paid to the Participant in cash following the Valuation Date applicable to the Phantom Share.

The Committee may, in its sole discretion, grant Performance Units to Eligible Persons. Each Performance Unit will have an initial value that is established by the Committee at the time of grant and credited to a bookkeeping account established for the Participant. The Committee will set performance periods and objectives and other terms and conditions of the grant based upon Performance Criteria.

Performance Criteria. Under the 2020 Stock Plan, the vesting, exercisability or payment of certain Awards may be made subject to the satisfaction of performance goals. The performance goals applicable to a particular Award will be determined by the Plan Administrator at the time of grant. The Committee may use one or more of the following business criteria, such criteria may be based on corporate-wide or subsidiary, division, operating unit or individual measures: net earnings; operating earnings or income; earnings growth; net income; cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital); earnings per share; earnings per share growth; stock price; total shareholder return; absolute and/or relative return on common shareholders equity; return on shareholders equity; return on capital; return on assets; economic value added (income in excess of cost of capital); independent customer satisfaction studies or indices; expense reduction; sales; or ratio of operating expenses to operating revenues. Further, the 2020 Stock Plan may incorporate certain operating parameters such as safety, reliability and customer service. In addition, the Committee may elect to use any other business or individual criteria, whether or not listed in the 2020 Stock Plan. The applicable Performance Criteria may be applied on a pre- or post-tax basis and may be adjusted to include or exclude objectively determinable components of any Performance Criteria, including, without limitation, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, nonrecurring or one-time events affecting the Corporation or its financial statements or changes in law or accounting principles (each an “Adjustment Event”). In the sole discretion of the Committee the Committee may amend or adjust the Performance Criteria or other terms and conditions of an outstanding Award in recognition of any Adjustment Event.

CMS ENERGY 2020 PROXY STATEMENT	68

Change in Control. In the event of a Change in Control and a qualifying termination as defined under any written employment contract or agreement between the Corporation and an Officer, Awards granted under the 2020 Stock Plan shall vest to the extent, if any, provided for in the written employment agreement or contract or separate contractual arrangement applicable to the Award. For a Participant not covered by a written employment contract or agreement, except as otherwise provided by the Committee, in the event of a Change in Control and an Eligible Termination under the 2020 Stock Plan (generally a termination not involving death, Disability, Retirement or Cause), any portion of an Award subject to time based only restrictions will vest fully and an Award subject to a performance-based restriction will vest on a pro rata basis to the Change in Control date using the target number of shares as the basis for the pro ration.

Clawback. If, due to a restatement of the Corporation’s or an Affiliate’s publicly disclosed financial statements or otherwise, an Eligible Person is subject to an obligation to make a repayment or return of benefits to the Corporation or an Affiliate pursuant to a clawback provision contained in the 2020 Stock Plan or any other compensation or benefit plan of the Corporation (a “benefit plan clawback provision”), the Board or Committee may determine that it shall be a precondition to the vesting of any unvested Award of the Eligible Person under the 2020 Stock Plan, that the Eligible Person fully repay or return to the Corporation any amounts owing under such benefit plan clawback provision. Any and all Awards under the 2020 Stock Plan are further subject to (i) any provision of law which may require the Eligible Person to forfeit or return any benefits provided under the 2020 Stock Plan, in the event of a restatement of the Corporation’s or an Affiliate’s publicly disclosed accounting statements or other illegal act, or (ii) any clawback policy of the Corporation. The Committee may also, at its discretion, require a return of a benefit or award in the event of a mistake or accounting error in the calculation of such benefit or award.

Amendment and Termination of the 2020 Stock Plan. The Board reserves the right at any time to amend, suspend or terminate the 2020 Stock Plan in whole or in part and for any reason and without the consent of any Participant or Beneficiary; provided, that no such amendment shall:

•	Change the exercise price or adversely affect any Stock Option or Stock Appreciation Right outstanding under the 2020 Stock Plan on the effective date of such amendment or termination;
•	Adversely affect any Award then in effect or rights to receive any amount to which Participants or Beneficiaries have become entitled prior to such amendment; or
•	Unless approved by the Shareholders, increase the aggregate number of shares of Common Stock reserved for award or grant under the 2020 Stock Plan, change the group of Eligible Persons or increase the compensation limits as specified under the 2020 Stock Plan.

Tax Withholding. Each vesting and payment of Common Stock and each vesting and payment with respect to Phantom Shares or Performance Units under the 2020 Stock Plan shall be made subject to federal, state and local tax withholding requirements. For this purpose, the Committee may provide for the withholding of shares of Common Stock or allow a Participant to pay to the Corporation funds sufficient to satisfy such withholding requirements. The Corporation shall appropriately reduce the amount of stock or cash to be paid to a Participant to cover required tax withholding in connection with the exercise of a Nonqualified Option or Stock Appreciation Right or as a result of a disqualifying disposition of stock acquired upon exercise of an Incentive Option.

New Plan Benefits. The grant of Awards under the 2020 Stock Plan is in the Committee’s discretion and, accordingly, it is not possible to determine amounts that will be received thereunder in the future. For awards under the Stock Plan during 2019 for each of the Non-Employee Directors and NEOs, see the “2019 COMPENSATION TABLES” presented earlier in this Proxy Statement.

CMS ENERGY 2020 PROXY STATEMENT	69

U.S. Federal Taxation of Awards. The following is a brief summary of certain United States federal income tax consequences generally arising with respect to Awards under the 2020 Stock Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2020 Stock Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2020 Stock Plan.

Stock Options. A Participant will not recognize taxable income at the time a Stock Option is granted and the Corporation will not be entitled to a tax deduction at that time. A Participant will recognize compensation taxable as ordinary income (and subject to income tax withholding, in the case of an employee) upon exercise of a Nonqualified Option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Corporation will be entitled to a corresponding deduction, except to the extent the deduction limits of IRC Section 162(m) apply. A Participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an Incentive Option. If the shares acquired by exercise of an Incentive Option are held for at least two years from the date the Incentive Option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Corporation will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition, the Participant will recognize compensation taxable as ordinary income equal to the lesser of (1) the amount realized upon that disposition, and (2) the excess of the fair market value of those shares on the date of exercise over the exercise price, and the Corporation will be entitled to a corresponding deduction, except to the extent the deduction limits of IRC Section 162(m) apply.

Stock Appreciation Rights. A Participant will not recognize taxable income at the time Stock Appreciation Rights are granted and the Corporation will not be entitled to a tax deduction at that time. Upon exercise, the Participant will recognize compensation taxable as ordinary income (and subject to income tax withholding, in the case of an employee) in an amount equal to the fair market value of any shares and the amount of any cash delivered. This amount will be deductible by the Corporation as compensation expense, except to the extent the deduction limits of IRC Section 162(m) apply.

Restricted Stock. A Participant will not recognize taxable income at the time Restricted Stock is awarded and the Corporation will not be entitled to a tax deduction at that time, unless the Participant makes an election to be taxed at that time. If such election is made, the Participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of an employee) at the time of grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the Participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of such restrictions is deductible by the Corporation as compensation expense, except to the extent the deduction limits of IRC Section 162(m) apply. In addition, a Participant receiving dividends with respect to Restricted Stock for which the above-described election has not been made and prior to the time such restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding, in the case of an employee), rather than dividend income, in an amount equal to the dividends paid and the Corporation will be entitled to a corresponding deduction.

Restricted Stock Units. A Participant will not recognize taxable income at the time a Restricted Stock Unit is granted and the Corporation will not be entitled to a tax deduction at that time. Upon the settlement of Restricted Stock Units, the Participant will recognize compensation taxable as ordinary income (and subject to income tax withholding, in the case of an

CMS ENERGY 2020 PROXY STATEMENT	70

employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Corporation. This amount is deductible by the Corporation as compensation expense, except to the extent the deduction limits of IRC Section 162(m) apply.

Unrestricted Common Stock. The Participant will recognize compensation taxable as ordinary income (and subject to income tax withholding, in the case of an employee) at the time Unrestricted Common Stock is granted and, in an amount, equal to the fair market value of the shares granted. This amount is deductible by the Corporation as compensation expense, except to the extent the deduction limits of IRC Section 162(m) apply.

Phantom Shares and Performance Unit Awards. A Participant will not recognize taxable income at the time Phantom Shares or Performance Units are granted and the Corporation will not be entitled to a tax deduction at that time. Upon the settlement of Phantom Shares or Performance Units, the Participant will recognize compensation taxable as ordinary income (and subject to income tax withholding, in the case of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Corporation. This amount is deductible by the Corporation as compensation expense, except to the extent the deduction limits of IRC Section 162(m) apply.

EQUITY COMPENSATION PLAN INFORMATION

Information as of December 31, 2019 concerning compensation plans under which equity securities are authorized for issuance is as follows:

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	0	N.A.	3,258,000 (1)
(1)	Amount includes forfeitured shares added back to outstanding available shares.
The CMS and Consumers Boards recommend that shareholders vote to approve the 2020 Performance Incentive Stock Plan.

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PROPOSAL 5:
VOTE ON A SHAREHOLDER PROPOSAL RELATING
TO POLITICAL CONTRIBUTIONS DISCLOSURE

To Be Voted On By CMS Shareholders Only

We have been notified that shareholder proponents intend to present a proposal for consideration at the CMS Annual Meeting. The shareholder proposal and supporting statement appear below, and are presented as submitted to CMS. The CMS Board has recommended a vote against this proposal. The CMS response is set forth immediately following the proposal. The name, address and share holdings of the shareholder proponents will be supplied to a shareholder promptly upon request.

Shareholder Proposal

Resolved, that the shareholders of CMS Energy Corporation (“CMS” or “Company”) hereby request that the Company provide a report, updated semiannually, disclosing the Company's:

1.	Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.
2.	Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including:
a.	The identity of the recipient as well as the amount paid to each; and
b.	The title(s) of the person(s) in the Company responsible for decision-making.

The report shall be presented to the board of directors or relevant board committee and posted on the Company's website within 12 months from the date of the annual meeting. This proposal does not encompass lobbying spending.

Supporting Statement

As long-term shareholders of CMS, we support transparency and accountability in corporate electoral spending. Disclosure is in the best interest of the company and its shareholders. The Supreme Court recognized this in its 2010 Citizens United decision, which said, “[D]isclosure permits citizens and shareholders to react to the speech of corporate entities in a proper way. This transparency enables the electorate to make informed decisions and give proper weight to different speakers and messages.”

Publicly available records show CMS has contributed at least $12.7 million in corporate funds since the 2010 election cycle (CQMoneyLine: http://moneyline.cq.com; National Institute on Money in State Politics: http://www.followthemoney.org).

We acknowledge that CMS publicly discloses a policy on corporate political spending and its payments to trade associations that may be used for election-related activities. We believe this is deficient because CMS does not disclose contributions to entities organized and operating under sections 527 and 501(c)(4) of the Internal Revenue Code that could be used for election-related purposes.

The Company's Board and shareholders need comprehensive disclosure to fully evaluate the use of corporate assets in elections. This would bring our Company in line with a growing number of leading peer companies, including Ameren Corp., Edison International, Noble Energy Inc., and Sempra Energy, which present this information on their websites. We urge your support for this critical governance reform.

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CMS Board of Directors’ Recommendation Against and Statement of Opposition

Substantially the same proposal has been submitted in each of our Annual Meetings for the last three years and the Board opposed the proposal each time. Since the proposal was first submitted in 2017, it has never been approved by shareholders. The Company made its political contribution information and disclosures on our website more easily accessible in 2019. The Board continues to oppose this shareholder proposal and believes its adoption is unnecessary and would cause CMS to incur undue costs and administrative burdens without commensurate benefit to our stakeholders, including shareholders, for the following reasons:

1.	The request is not in the best interests of CMS or its shareholders.
2.	The request is duplicative of CMS’ robust governance and oversight practices.
3.	The request would not provide shareholders with any more meaningful information than is already publicly reported.

A guiding principle of CMS’ political spending strategy is to optimize engagement with stakeholders and create long-term shareholder value.

CMS has a long tradition as a responsible corporate citizen and is committed to maintaining the highest ethical standards when it engages in political activity. The Board believes CMS has a responsibility to shareholders and customers to constructively participate in the political process to further the best interests of our shareholders and customers. The Board believes that it is important for us to support the legislative process by participating in political activity when it is consistent with CMS’ business strategy and as permitted by law. The Board supports many of the objectives expressed in the shareholder proposal, however, the Board believes that the level of specific disclosure requested by the proposal could have unintended consequences and could impact CMS’ ability to pursue its purpose: World Class Performance Delivering Hometown Service.

CMS has strong governance and accountability surrounding political spending and upholds the highest level of board oversight.

The Board oversees our political engagement policies, practices and controls. This oversight along with the Board’s alignment with our current disclosure standards provide the necessary accountability to ensure that political activities are conducted in the best interest of shareowners and other constituents.

Through Board oversight, CMS has maintained a rigorous compliance process to ensure that its political activities are lawful, properly disclosed and align with our Code of Conduct. In addition to complying with CMS’ political engagement policies, political contributions are also subject to federal, state and local regulation. As with all of our business activities, CMS is committed to complying with all laws and regulations applicable to our political participation activities.

Significant disclosure regarding CMS’ political activities and related policies is already publicly available.

CMS’ political engagement policies, programs and practices, including the governance and decision-making process for corporate political contributions, are described in detail on our website at https://www.cmsenergy.com/corporate-governance/political-engagement. Required contribution information can also be found on various state and federal websites and are available through links on our website. We maintain a political action committee (“PAC”) funded by employee contributions (not corporate contributions) and all PAC contributions are publicly disclosed. We also participate in trade associations for their expertise and insights on issues important to our industry. These associations may participate in the political process from time to time. We do not join trade associations to advance political purposes, and our membership does not represent our agreement with all of the trade associations’ positions or views, nor do we control their political activity in any way. Nonetheless, CMS discloses on our website trade association payments when they exceed $25,000 and when the trade association uses a portion of the money for federal lobbying activities.

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In summary, the Board believes our thoughtful political strategy, strong governance and Board oversight, and significant public disclosure appropriately address the concerns cited in the shareholder proposal. As a result, the Board does not believe additional disclosure is warranted at this time and the production of an additional report as requested would be an unnecessary and imprudent use of CMS’ time and resources.

The CMS Board recommends a vote AGAINST the shareholder proposal relating to political contributions disclosure.

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2021 Proxy Statement Information

Under SEC rules, if a shareholder wishes to submit a proposal for possible inclusion in our 2021 Proxy Statement pursuant to Rule 14a-8 of the Exchange Act, we must receive it on or before November 19, 2020.

CMS and Consumers’ Bylaws provide that in order for a shareholder to propose business or nominate persons for election to the Board at an annual meeting that will not be included in the proxy statement for that annual meeting, written notice containing the information required by our Bylaws must be delivered to the Corporate Secretary no later than 60 days nor earlier than 90 days before the anniversary of the prior year’s annual meeting, that is, after January 31, 2021 but no later than March 2, 2021 for the 2021 Annual Meeting. Any matter must comply with our Bylaws.

CMS Bylaws also permit a shareholder, or a group of up to 20 shareholders, who have owned continuously for at least three years a significant amount of the outstanding shares of common stock of the Corporation (at least 3%) to submit Director nominees (not greater than two or 20% of the Board) for inclusion in its proxy statement if the shareholder(s) and the nominee(s) satisfy the requirements in CMS’ Bylaws. Notice of proxy access Director nominees must be received by CMS’ Corporate Secretary no less than 120 days nor more than 150 days prior to the anniversary of the date the Corporation mailed its proxy statement for the prior year’s annual meeting, that is after October 20, 2020 but no later than November 19, 2020 for the 2021 Annual Meeting.

Shareholder proposals and nominations should be addressed to: Corporate Secretary, One Energy Plaza, Jackson, Michigan 49201.

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GENERAL INFORMATION

What are the Proxy Materials?

The Proxy Materials include:

•	This Proxy Statement; and
•	The Annual Report to Shareholders, which includes the Form 10-K with our consolidated financial statements and accompanying notes for the year ended December 31, 2019.

If you received the Proxy Materials by mail, they also include a proxy card or voter instruction form for use in connection with the 2020 Annual Meeting. We are releasing these Proxy Materials to shareholders on or about March 19, 2020.

What matters are up for a vote at the CMS Annual Meeting, how are they counted and what are their requirements?

The table below shows the voting options, voting requirement and effect of abstentions and Broker Non-Votes for each proposal to be presented at the CMS Annual Meeting.

Proposal		Voting Options	Vote Required to be Approved	Effect of Abstentions (1)	Effect of “Broker Non-Votes” (1)
1.	Elect Director Nominees Named in this Proxy Statement to the Board of Directors	For, Against, Abstain	A nominee will be elected with approval from a majority of the votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote	No Effect	No Effect
2.	Approve, on an Advisory Basis, Executive Compensation	For, Against, Abstain	Majority of the votes cast by holders of shares entitled to vote	No Effect	No Effect
3.	Ratify Independent Registered Public Accounting Firm	For, Against, Abstain	Majority of the votes cast by holders of shares entitled to vote	No Effect	Counted (2)
4.	Approve the 2020 Performance Incentive Stock Plan	For, Against, Abstain	Majority of the votes cast by holders of shares entitled to vote	No Effect	No Effect
5.	Vote on a Shareholder Proposal Relating to Political Contributions Disclosure	For, Against, Abstain	Majority of the votes cast by holders of shares entitled to vote	No Effect	No Effect
(1)	Abstentions and broker discretionary votes are counted toward establishing a quorum.
(2)	This is considered to be a routine matter and, therefore, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on this Proposal. This is not the case for any of the other Proposals since they are considered to be “non-routine” matters.

We are not aware of any other matters to be presented at the CMS Annual Meeting. However, if any other matters (including matters incident to the conduct of the meeting) are properly presented at the meeting, it is intended that the holders of the proxies will vote in their discretion.

CMS ENERGY 2020 PROXY STATEMENT	76

What matters are up for a vote at the Consumers Annual Meeting, how are they counted and what are their requirements?

The table below shows the voting options, voting requirement and effect of abstentions and Broker Non-Votes for each proposal to be presented at the Consumers Annual Meeting.

Proposal		Voting Options	Vote Required to be Approved	Effect of Abstentions (1)	Effect of “Broker Non-Votes” (1)
1.	Elect Director Nominees Named in this Proxy Statement to the Board of Directors	For, Against, Abstain	A nominee will be elected with approval from a majority of the votes cast by holders of shares entitled to vote (2)	No Effect	No Effect
2.	Approve, on an Advisory Basis, Executive Compensation	For, Against, Abstain	Majority of the votes cast by holders of shares entitled to vote	No Effect	No Effect
3.	Ratify Independent Registered Public Accounting Firm	For, Against, Abstain	Majority of the votes cast by holders of shares entitled to vote	No Effect	Counted (3)
4.	Approve the 2020 Performance Incentive Stock Plan	For, Against, Abstain	Majority of the votes cast by holders of shares entitled to vote	No Effect	No Effect
(1)	Abstentions and broker discretionary votes are counted toward establishing a quorum.
(2)	Holders of Consumers’ preferred and common stock are entitled to one vote for each share and shareholders have cumulative voting rights for the election of directors. Please see “Who is entitled to vote?” below.
(3)	This is considered to be a routine matter and, therefore, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on this Proposal. This is not the case for any of the other Proposals since they are considered to be “non-routine” matters.

We are not aware of any other matters to be presented at the Consumers Annual Meeting. However, if any other matters (including matters incident to the conduct of the meeting) are properly presented at the meeting, it is intended that the holders of the proxies will vote in their discretion.

Why did I receive a Notice of Internet Availability of Proxy Materials?

To reduce the environmental impact of our Annual Meeting, we are providing the Proxy Materials over the Internet. As a result, we are sending many of our shareholders a Notice of Internet Availability of Proxy Materials (“Notice of Availability”) instead of a paper copy of the Proxy Materials. All shareholders receiving the Notice of Availability may access the Proxy Materials over the Internet and request a paper copy by mail. Instructions on how to access the Proxy Materials, vote online and request a paper copy can be found in the Notice of Availability. The Notice of Availability also contains instructions on how to request delivery of Proxy Materials in paper form or electronically on an ongoing basis.

How can I access the Proxy Materials electronically or sign up for electronic delivery?

All Shareholders can view, search and print the Proxy Materials at www.cmsenergy.com/investor-relations.

If you are a shareholder of record and you received printed Proxy Materials, you may elect to receive future Proxy Materials electronically. To do so you must enroll online at https://materials.proxyvote.com/125896 for CMS and https://materials.proxyvote.com/210518 for Consumers. If you consent to receive Proxy Materials electronically, you will receive an e-mail notification when they become available. Your enrollment will be effective until revoked.

This electronic option allows you to:

•	Reduce the environmental impact of our Annual Meeting;
•	Gain faster access to Proxy Materials;
•	Reduce the amount of mail you receive; and
•	Help reduce the costs of our Annual Meeting.
CMS ENERGY 2020 PROXY STATEMENT	77

If your shares are held in street name you should contact your brokerage firm, bank or other nominee and inquire about their electronic delivery options.

Who is entitled to vote?

Shareholders as of the close of business on the record date, March 3, 2020, are entitled to vote at the Annual Meetings. As of the record date, CMS’ outstanding securities entitled to vote consisted of 284,208,012 shares of CMS common stock. Each share is entitled to one vote on each matter presented at the CMS Annual Meeting.

As of the record date, Consumers’ outstanding securities entitled to vote consisted of 84,108,789 shares of shares of common stock held by CMS and 373,148 shares of preferred stock held by the public. Holders of Consumers’ preferred and common stock are entitled to one vote for each share and shareholders have cumulative voting rights for the election of directors. That is, holders of preferred and common shares are entitled to cast as many votes as equal the number of shares held multiplied by the number of directors to be elected, and they may cast all of such votes for a single nominee or distribute them among any two or more nominees as they choose.

Your confidential vote is received and tabulated by an independent inspector of election. Your vote will not be disclosed except as required by law or in other limited circumstances.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name, you are considered our shareholder of record for those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank or other nominee how to vote using the method described under “How do I vote?” below.

How do I vote?

You can ensure that your shares are voted at the Annual Meeting by submitting your vote by telephone or Internet (the instructions are found on your proxy card, voting instruction form or Notice of Availability). If you received your Proxy Materials by mail, you can complete and return your proxy card or voting instruction form by mail. Even if you vote by one of these methods, you can still attend and vote at the Annual Meeting.

If your shares are held in street name, you must vote your shares in the manner prescribed by your brokerage firm, bank or other nominee. Your brokerage firm, bank or other nominee should provide a voting instruction form for you to use in directing it how to vote your shares. If you want to vote your shares in person at the Annual Meeting, you must obtain a legal proxy from your brokerage firm, bank or other nominee in advance of the Annual Meeting and bring it with you.

What if I do not indicate my voting preference on my proxy?

If your shares are voted by proxy, the shares will be voted as you instruct. If you sign and properly submit your proxy, but do not give any specific voting instructions, your shares will be voted as the Board recommends. Your shares will also be voted as recommended by the Board, in its discretion, on any other business that is properly presented for a vote at the Annual Meeting.

CMS ENERGY 2020 PROXY STATEMENT	78

Who may attend the Annual Meeting and are there any requirements I must meet in order to attend in person?

Any shareholder of record as of March 3, 2020, or a representative with a proper written legal proxy signed by such shareholder, may attend. You will be asked to register upon arrival and will be required to present proof of current stock ownership (such as a recent account statement) and government-issued photo identification (such as a driver’s license) prior to being admitted.

If your shares are held in street name and you do not obtain a legal proxy but still want to attend the Annual Meeting (and not vote your shares in person), you must provide evidentiary material, such as broker statements or a letter from your brokerage firm proving ownership as of the record date. We reserve the right to restrict admission if evidentiary material is not definitive proof of proper and timely ownership. If you wish to send a representative on your behalf, you must provide the evidentiary material as well as written proof that the representative is attending on your behalf.

Can I change my vote after I have voted or can I revoke my proxy?

Yes. If you are a shareholder of record, you can change your vote or revoke your proxy at any time prior to the Annual Meeting by:

•	Providing another signed proxy that is dated later than the vote you want to change;
•	Voting by telephone or Internet and recording a different vote; or
•	Attending and voting at the Annual Meeting.

If your shares are held in street name, you must follow the specific instructions provided to you by your brokerage firm, bank or other nominee.

How many shares must be present to hold the Annual Meeting?

To constitute a quorum and transact business, shareholders of a majority of the outstanding shares entitled to vote must be present in person or by proxy at each of the Annual Meetings.

What does it mean if I get more than one set of Proxy Materials?

You may receive multiple copies of Proxy Materials if your shares are registered differently (i.e., trust, joint, name spelling variation, etc.) and/or if they are in more than one account (i.e., brokerage firm, bank, transfer agent, etc.). If you wish to consolidate accounts, please contact Equiniti Trust Company at 1-855-598-2714. Please vote all of the proxies that you receive and consider consolidating accounts.

If your household receives multiple copies of the Proxy Materials or Notice of Availability, you may authorize us to discontinue duplicate mailings in the future by electing the option when you vote, see “What is “householding” and how does it affect me?” below for additional householding information.

If your shares are held in street name and you are receiving multiple sets of materials and wish to consolidate accounts, please contact your brokerage firm, bank or other nominee.

What is “householding” and how does it affect me?

We have adopted a procedure called “householding” which has been approved by the SEC. Householding is intended to reduce the volume of duplicate information received by a household and the cost of preparing and mailing duplicate information. Under this procedure, we are permitted to mail only one Notice of Availability or one set of Proxy Materials to multiple shareholders who share an address and who have consented to or have received prior notice of our intent to do so, so long as we have not received contrary instructions from one or more such shareholders. Consent for householding will remain in effect until revoked.

CMS ENERGY 2020 PROXY STATEMENT	79

To resume the mailing of individual copies of future Proxy Materials or Notice of Availability and revoke your consent to householding, submit a written request to Broadridge Householding Dept., 51 Mercedes Way, Edgewood, New York 11717, or make an oral request by telephone to 1-866-540-7095. If you participate in householding and wish to receive separate Proxy Materials or Notices of Availability, we will promptly mail a copy if you notify us by making a written request to our Shareowner Services Department at One Energy Plaza, Jackson, Michigan 49201, or making a request by telephone to 1-517-788-0298.

If your shares are held in street name, you can request information about householding by contacting your brokerage firm, bank or other nominee.

Who conducts the proxy solicitation and how much will it cost?

We are requesting your proxy for the Annual Meeting and will pay the costs of requesting shareholder proxies. Proxies may be solicited by directors, officers and other employees, personally or by telephone, Internet, or mail, none of whom will receive compensation for their solicitation efforts. We have arranged for Innisfree M&A Incorporated, 501 Madison Ave., 20th Floor, New York, New York 10022, to solicit proxies for a fee of $20,000, plus expenses and disbursements. We will pay all proxy solicitation costs. We may also reimburse brokerage firms, dealers, banks, voting trustees or other record holders for their reasonable expenses for forwarding Proxy Materials to beneficial owners of CMS and Consumers stock.

CMS ENERGY 2020 PROXY STATEMENT	80

APPENDIX A:

SUPPLEMENTAL INFORMATION FOR THE COMPENSATION DISCUSSION AND ANALYSIS —
GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP) RECONCILIATIONS

CMS - Reconciliation of GAAP Operating Activities to Annual Incentive OCF

	2017 (millions)	2018 (millions)	2019 (millions)
Total GAAP Operating Activities	$1,705	$1,703	$1,790
Exclude:
Change in pension contribution	—	240	—
Change in Accounting Principle from those included in the budget	—	—	—
Federal Tax Reform Discretion	—	(155)	10
Change in power supply cost recovery (PSCR) from budget (disallowances excluded)	(27)	(3)	(33)
Gas-price changes (favorable or unfavorable) related to gas cost recovery (GCR) in January and February	(33)	27	(47)

Total exclusions	(60)	109	(70)

Annual Incentive OCF	$1,645	$1,812	$1,720

CMS - Reconciliation of GAAP Earnings Per Share (EPS) to Annual Incentive Plan EPS

	2017	2018	2019
EPS Reported — GAAP basis	$1.64	$2.32	$2.39
Exclude (income)/loss items:
Accounting Principle Change from Budget	(0.03)	—	—
Tax Impact	0.01	—	—
Asset Sales	—	(0.01)	—
Tax Impact	—	*	—
Large restructuring and severance expenses greater than $5 million	—	—	0.02
Tax Impact	—	—	*
Legal/settlement costs or gains related to previously sold assets	0.01	0.04	0.11
Tax Impact	*	(0.01)	(0.03)
Federal Tax Reform	0.52	(0.01)	—
Tax Impact	—	*	—

Total exclusions	0.51	0.01	0.10

Annual Incentive EPS	$2.15	$2.33	$2.49
CMS ENERGY 2020 PROXY STATEMENT	A-1

CMS - Reconciliation of GAAP Earnings Per Share (EPS) to LTI EPS (adjusted EPS)

	2014	2015	2016	2017	2018	2019
EPS Reported — GAAP basis	$1.74	$1.89	$1.98	$1.64	$2.32	$2.39
Exclude (income)/loss items:
Large restructuring and severance expenses greater than $5 million	—	—	0.04	—	—	0.02
Tax Impact	—	—	(0.01)	—	—	*
Asset Sales	—	—	—	—	(0.01)	—
Tax Impact	—	—	—	—	*	—
Legal/settlement costs or gains related to previously sold assets	—	—	0.01	0.01	0.04	0.11
Tax Impact	—	—	*	*	(0.01)	(0.03)
Federal Tax Reform	0.05	—	—	0.52	(0.01)	—
Tax Impact	(0.02)	—	—	—	*	—

Total exclusions	0.03	0.0	0.04	0.53	0.01	0.10

LTI EPS (adjusted EPS)	$1.77	$1.89	$2.02	$2.17	$2.33	$2.49
*	Less than ½ cent
Average GAAP EPS growth over 3 years: 10%, Average adjusted EPS growth over 3 years: 7%
Average GAAP EPS growth over 5 years: 8.8%, Average adjusted EPS growth over 5 years: 7%
Management views adjusted EPS as a key measure of our present operating financial performance and uses adjusted EPS for external communications with analysts and investors. Internally, we use adjusted EPS to measure and assess performance.
CMS ENERGY 2020 PROXY STATEMENT	A-2

APPENDIX B:

PERFORMANCE INCENTIVE STOCK PLAN

The CMS Energy Corporation Performance Incentive Stock Plan effective June 1, 2020.

Article I. Purpose

The CMS Energy Corporation Performance Incentive Stock Plan (hereinafter called the “Plan”) is a Plan to provide incentive compensation to Eligible Persons, based upon such Eligible Persons' individual contributions to the long-term growth and profitability of the Corporation, and in order to encourage such Eligible Persons to identify with shareholder concerns and their current and continuing interest in the development and financial success of the Corporation. Because it is expected that the efforts of Officers, Employees or Directors selected for participation in the Plan will have a significant impact on the results of the Corporation's operations in future years, the Plan is intended to assist the Corporation in attracting and retaining Officers, Employees or Directors of superior ability and in motivating their activities on behalf of the Corporation.

Article II. Definitions

2.1	Definitions: When used in the Plan, the following words and phrases shall have the following meanings:
a.	“Affiliate” has the meaning set forth in Rule 12b-2 under the Exchange Act.
b.	“Appreciation Value” means the increase in the value of a Phantom Share awarded to a Participant and as described in Section 8.1 of the Plan.
c.	“Award” means the incentive compensation awarded or granted under this Plan in the form of shares of Restricted Common Stock, Restricted Common Stock Units, Unrestricted Common Stock, Stock Options, Stock Appreciation Rights, Phantom Shares and/or Performance Units.
d.	“Award Document” means an agreement, certificate or other type or form of document or documentation approved by the Committee which sets forth the terms and conditions of an Award. An Award Document may be written, electronic or other media, including a notation on the books and records of the Corporation and, unless the Committee requires otherwise, need not be signed by a representative of the Corporation or a Participant.
e.	“Award Period” means the period or periods of time relating to any Restrictions imposed by the Committee with respect to Restricted Common Stock or Restricted Common Stock Units awarded under Article VII of the Plan. Such period of time shall extend for a period of at least twelve months for Directors (or, if earlier, the period from the date of award until the next annual meeting of shareholders to occur after the date of the award) and for a period of at least thirty-six months for Officers and Employees from and after the date of the award provided that vesting may occur in full at the end of such period, and further provided that the Committee may provide for early vesting upon the death, Disability, Retirement or termination of service of the award recipient, all as set forth in the Award Document.
f.	“Beneficial Owner” has the meaning set forth in Rule 13d-3 under the Exchange Act.
g.	“Beneficiary” means the beneficiary or beneficiaries designated to receive the amount, if any, payable under the Plan upon the death of a Participant.
h.	“Board” means the Board of Directors of CMS Energy Corporation or Consumers Energy Company.
CMS ENERGY 2020 PROXY STATEMENT	B-1

i.	“Cause” shall have the meaning set forth in any written agreement between the Participant and the Corporation and, if not defined, “Cause” means the occurrence of any one or more of the following:
(a)	The continued failure by the Participant to substantially perform his or her duties of employment (other than any such failure resulting from the Participant’s Disability), after a demand for substantial performance is delivered to the Participant that identifies the manner in which the Committee believes that the Participant has not substantially performed his or her duties, and the Participant has failed to remedy the situation within a reasonable period of time specified by the Committee which shall not be less than 30 days; or
(b)	The Participant’s (i) indictment for a felony or (ii) conviction for a misdemeanor involving fraud, embezzlement, theft, misappropriation or failure to be truthful; or
(c)	The Participant’s (i) gross negligence, (ii) failure or refusal, on request or demand by the Corporation or any governmental authority, to provide testimony to or cooperate with any governmental regulatory authority, or any other similar non-cooperation by the Participant, (iii) willful engaging in misconduct materially or demonstrably injurious to the business or reputation (by adverse publicity or otherwise) of the Corporation, monetarily or otherwise, or (iv) violation of a material provision of the Corporation’s code of conduct and/or code of ethics, including but not limited to violations of the Corporation’s policies relating to substance abuse and discrimination.
j.	“Change in Control” for Participants who have a written agreement with the Corporation including a change in control provision, shall have the meaning as specified in such agreement. For other Participants, the phrase shall have the meaning provided in Attachment A hereto.
k.	“Code” means the Internal Revenue Code of 1986, as amended.
l.	“Committee” means, as and to the extent specified in Section 3.2 of this Plan, the Compensation and Human Resources Committee[s] of the Board and/or the Governance, Sustainability and Public Responsibility Committee[s] of the Board which shall each be comprised in such a manner intended to comply with the requirements of the New York Stock Exchange or other applicable stock exchanges, and Rule 16b-3 (or any successor rule) under the Exchange Act, in each case, to the extent applicable.
m.	“Common Stock” means the common stock of CMS Energy Corporation as authorized for issuance in its Articles of Incorporation at the time of an award or grant under this Plan.
n.	“Corporation” means CMS Energy Corporation, its successors and assigns, and each of its subsidiaries, or any of them individually.
o.	“Director” means any person who is a member of the Board.
p.	“Disability” means a determination by the insurer or third-party administrator under an individual and/or group disability policy covering the Participant that the Participant is totally and permanently disabled as defined in the policy or if there is no such coverage, then a disability that satisfies the requirements of total and permanent disability under Code Section 22(e).
q.	“Eligible Person” means an Officer, an Employee or Non-Employee Director.
r.	“Eligible Termination” means a termination (not involving death, Disability, Retirement or Cause); pursuant to a notice of termination delivered to the Participant by the Corporation or pursuant to a request that the Participant submit a resignation as an employee.
CMS ENERGY 2020 PROXY STATEMENT	B-2

s.	“Employee” means a non-Officer part-time or full-time salaried (exempt and non-exempt) or union employee of the Corporation.
t.	“Exchange Act” means the Securities Exchange Act of 1934, as amended.
u.	“Grant Period” means the period or periods of time relating to any restrictions imposed by the Committee with respect to Stock Options or Stock Appreciation Rights granted under Article VI of the Plan. Such period(s) of time shall extend for a period of at least thirty-six months from and after the date of the grant provided that vesting may occur in full at the end of such period, and further provided that the Committee may provide for early vesting upon the death, Disability, Retirement or termination of service of the award recipient, all as set forth in the Award Document.
v.	“Immediate Family” means a Participant’s spouse, child, step-child, grandchild, sibling or parent.
w.	“Incentive Option” means an option to purchase Common Stock that meets the requirements of the Plan and Code Section 422, or any successor provision, and which is intended by the Committee to constitute an Incentive Option.
x.	“Non-Employee Director” means a member of the Board who is not currently an employee of the Corporation.
y.	“Nonqualified Option” means an option to purchase Common Stock that meets the requirements of the Plan and which is not an Incentive Option.
z.	“Officer” means an employee of the Corporation in salary grade E-3 or higher.
aa.	“Optionee” means any person to whom a Stock Option or Stock Appreciation Right has been granted or who becomes a holder under Article VI of the Plan.
bb.	“Participant” means a person to whom an Award has been made which has not been paid, exercised, forfeited, canceled, expired or otherwise terminated or satisfied under the Plan.
cc.	“Performance Criteria” are the factors used by the Committee (on an absolute or relative basis) to establish goals to track business measures. The Committee may use one or more of the following business criteria, which may be based on corporate-wide or subsidiary, division, operating unit or individual measures: net earnings; operating earnings or income; earnings growth; net income; cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital); earnings per share; earnings per share growth; stock price; total shareholder return; absolute and/or relative return on common shareholders equity; return on shareholders equity; return on capital; return on assets; economic value added (income in excess of cost of capital); independent customer satisfaction studies or indices; expense reduction; sales; or ratio of operating expenses to operating revenues. Further, the Plan may incorporate certain operating parameters such as safety, reliability and customer service. In addition, the Committee may elect to use any other business or individual criteria, whether or not listed herein. The established Performance Criteria may be applied on a pre- or post-tax basis and may be adjusted to include or exclude objectively determinable components of any Performance Criteria, including, without limitation, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, nonrecurring or one-time events affecting the Corporation or its financial statements or changes in law or accounting principles (each an “Adjustment Event”). In the sole discretion of the Committee, the Committee may amend or adjust the Performance Criteria or other terms and conditions of an outstanding Award in recognition of any Adjustment Event.
CMS ENERGY 2020 PROXY STATEMENT	B-3

dd.	“Performance Unit” means a contractual right granted to a Participant pursuant to Article VIII of the Plan to receive a designated dollar value equal to the value established by the Committee and subject to such terms and conditions as are set forth in this Plan and the applicable Award Document.
ee.	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as provided in Section 13(d) of the Exchange Act.
ff.	“Plan Administrator” has the meaning set forth in Section 3.2 of the Plan.
gg.	“Phantom Share” means a contractual right granted to a Participant pursuant to Article VIII of the Plan to receive an amount equal to the Appreciation Value at such time, and subject to such terms and conditions as are set forth in this Plan and the applicable Award Document.
hh.	“Restricted Common Stock” means Common Stock delivered subject to the Restrictions described in Article VII of the Plan.
ii.	“Restricted Common Stock Unit” means a right to receive one share of Common Stock or, in lieu thereof and to the extent provided in the applicable Award Document, the fair market value of such share of Common Stock in cash, which shall be subject to the Restrictions described in Article VII of the Plan.
jj.	“Restrictions” for purposes of Article VII of the Plan includes any time-based and/or performance-based conditions to vesting.
kk.	“Retirement” means retirement of a Participant from active employment or service with the Corporation on or after age 55.
ll.	“Shareholder(s)” means the shareholder(s) of CMS Energy Corporation stock.
mm.	“Stock Appreciation Right” shall mean a right to receive the appreciation in value of the optioned shares over the option price, granted pursuant to Article VI of the Plan.
nn.	“Stock Option” means an option to purchase shares of Common Stock at a specified price, granted pursuant to Article VI of the Plan, which includes Incentive Options and Non-qualified Options.
oo.	“Unrestricted Common Stock” shall mean Common Stock which is not subject to Restrictions or Performance Criteria.
pp.	“Valuation Date” means the date or dates established by the Committee at the time of grant of Phantom Shares, when the Appreciation Value is determined.

Article III. Effective Date, Duration, Scope and Administration of the Plan

3.1	Effective Date: This Plan shall be effective June 1, 2020, conditioned upon approval of the Shareholders, and shall continue until May 31, 2030.
3.2	Administration: The Compensation and Human Resources Committees shall be the Plan Administrator for Officers and Employees, including any Award or any Award Document with respect to Officers and Employees, and the Governance, Sustainability and Public Responsibility Committees shall be the Plan Administrator for Non-Employee Directors including any Award or any Award Document with respect to Non-Employee Directors.
The Committee shall have full power and authority to construe, interpret and administer the Plan. All decisions, actions or interpretations of the Committee shall be final, conclusive and binding upon all parties. If any Participant objects to any such interpretation or action formally or informally, the expenses of the Committee and its agents and counsel shall be chargeable against any amounts otherwise payable under the Plan to or on account of the Participant.
CMS ENERGY 2020 PROXY STATEMENT	B-4

3.3	Indemnification: No member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each member of the Committee and each other Officer, employee of the Corporation or Director to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan, unless arising out of such person's own fraud or bad faith. To the extent that any payment or reimbursement of any liability, cost or other expense of a Committee member or other person pursuant to this Article III (each, an “indemnitee”) is subject to the requirements of Code Section 409A, the following conditions shall apply: (a) the indemnitee shall only be entitled to the payment or reimbursement of expenses incurred during the indemnitee’s lifetime; (b) the amount of expenses paid or reimbursed during one taxable year of the indemnitee shall not affect the amount of expenses eligible for payment or reimbursement in any other taxable year; (c) any reimbursement of an expense shall be made on or before the last day of the indemnitee’s taxable year following the taxable year in which the expense was incurred; and (d) the right to payment or reimbursement of expenses shall not be subject to liquidation or exchange for another benefit.

Article IV. Participation, Awards and Grants

4.1	Participation: Each year the Committee shall designate as Participants in the Plan those Eligible Persons who, in the opinion of the Committee, have significantly contributed to the Corporation.
4.2	Awards and Grants: Each year, the Committee may award shares of Restricted Common Stock and/or Unrestricted Common Stock and may grant Restricted Common Stock Units, Phantom Shares, Performance Units, Stock Options and/or Stock Appreciation Rights to each Eligible Person whom it has designated as a Participant in such year. No Incentive Option will be granted to an Eligible Person who is not a full or part-time employee of the Corporation.
The Committee, at its sole discretion, may give authorization to the chief executive officer of the Corporation to award a specified number of shares of Common Stock and/or grant Restricted Common Stock Units, Phantom Shares, Performance Units, Stock Options and/or Stock Appreciation Rights to Employees designated as Participants; provided, however, such authorization shall not be given with regard to the selection for participation in this Plan of an Officer, Director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an Officer, Director or other person subject to Section 16 of the Exchange Act.
4.3	Awards and Grants to Foreign Nationals: Awards of Common Stock and grants of Stock Options (with or without Stock Appreciation Rights), Restricted Common Stock Units, Phantom Shares or Performance Units may be made, without amending the Plan, to Eligible Persons who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan or to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or alternative versions of the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, no such supplement or alternative version shall: (a) increase the number of available shares of Common Stock under Section 5.1 of the Plan; or (b) increase the limitations contained in Section 5.3 of the Plan; or (c) increase the individual compensation limit in Section 8.2 of the Plan.
CMS ENERGY 2020 PROXY STATEMENT	B-5

Eligible Persons who are subject to United States of America taxes are not eligible to receive a Stock Option or Stock Appreciation Right that does not meet the requirements for exemption from Code Section 409A.
4.4	Terms and Conditions: The Committee may impose such terms and conditions on each Award, set forth in an Award Document, as it deems necessary or appropriate, including without limitation the vesting, the timing and method of payment, the right to earn dividend or dividend equivalents and termination provisions. Any such Awards either shall be structured in such a manner as to be exempt from the requirements of Code Section 409A or shall be structured to meet the requirements of Code Section 409A. Grants of Stock Options or Stock Appreciation Rights are in all cases intended to meet the requirements for exemption from Code Section 409A. Awards shall be made in accordance with applicable legal requirements of federal and state securities laws, and in making determinations of legal requirements the Committee may rely on an opinion of counsel for the Corporation.
4.5	Deferral of Payment: The provisions of this Plan regarding payment of Awards shall be subject to and interpreted in accordance with, in all respects, the deferral elections, if any, that are made from time to time by a Participant who is salary grade 19 or above and in accordance with the Award Document. The Committee may at its discretion impose mandatory deferral for an Officer or Director to comply with stock ownership requirements outside of this Plan. However, no such deferral election shall be made to the extent that the deferral would cause adverse consequences under Code Section 409A, and to the extent that an Award is subject to Code Section 409A and such deferral causes an Award to be paid on account of a separation from service thereunder, payment shall be delayed to the extent required by Code Section 409A(a)(2)(B)(i).
4.6	Dividends and Dividend Equivalents for Awards with Performance Criteria: Dividends and dividend equivalents with respect to shares subject to performance-based vesting conditions shall be subject to the same vesting conditions as the underlying shares. Payment of dividends and dividend equivalent rights, as prescribed in the Award Document, may occur only upon the achievement of Performance Criteria and payment is not permitted during the performance period.

Article V. Shares Reserved Under the Plan

5.1	Shares Reserved: There is hereby reserved for award under this Plan 6.5 million whole shares of Common Stock. All shares available under the Plan may be granted as Incentive Options. To the extent permitted by law or the rules and regulations of any stock exchange on which the Common Stock is listed, shares of Common Stock with respect to which payment or exercise is in cash may thereafter again be awarded or made subject to grant under the Plan. Shares of Common Stock which are not issued by reason of expiration, cancellation, termination or forfeiture under the terms of the Award Document and the Plan are permitted to again be awarded or made subject to grant under the Plan. The number of shares made available for option and sale under Article VI of the Plan plus the number of shares awarded under Article VII of the Plan plus the number of shares granted or purchased under Article VIII of the Plan will not exceed, at any time, the number of shares of Common Stock reserved pursuant to this Article V.
For purposes of determining the number of shares that remain available for issuance under this Plan, (i) the number of shares of Common Stock that are tendered by a Participant or withheld by the Corporation to pay the exercise price of a Stock Option or to satisfy the Participant’s tax withholding obligations in connection with the exercise or settlement of an Award and (ii) the number of shares of Common Stock covered by a stock-settled Stock Appreciation Right to the extent exercised, shall be deemed to have been released or delivered for purposes of determining the maximum number of shares of Common Stock available under the terms of this Plan and will not be available for new grants or awards.
CMS ENERGY 2020 PROXY STATEMENT	B-6

5.2	Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the number and class of securities available under this Plan, the terms of each outstanding Stock Option and Stock Appreciation Right (including the number and class of securities subject to each outstanding Stock Option or Stock Appreciation Right and the purchase price or base price per share), the terms of each outstanding Restricted Common Stock Award and Restricted Common Stock Unit Award (including the number and class of securities subject thereto), the terms of each outstanding Phantom Share Award and Performance Unit Award (including the number and class of securities subject thereto), the maximum number of securities with respect to which Awards may be granted during any calendar year under Section 5.3 to any one grantee, shall be appropriately adjusted by the Committees. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Corporation, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive. Any such adjustment with respect to each Stock Option or Stock Appreciation Right shall be consistent with the requirements applicable to exempt stock rights under Code Section 409A and applicable regulations. Any adjustment with respect to Incentive Options shall also conform to the requirements of Code Section 422.
5.3	Limits: The maximum shares awarded or granted for any one Non-Employee Director for any one calendar year under this Plan, excluding any Performance Units granted under Section 8.2, will not exceed the lesser of 10,000 shares of Common Stock or a value of $350,000 in the aggregate. Not more than 10% of the total shares reserved for grant or award under this Plan shall be granted or awarded to Non-Employee Directors.
5.4	Tax Withholding Payments: Each vesting and payment of Common Stock under the Plan shall be made subject to applicable federal, state and local tax withholding requirements. For this purpose, the Committee may provide for the withholding of shares of Common Stock or allow a Participant to pay to the Corporation funds sufficient to satisfy such withholding requirements. Each vesting and payment under Article VIII shall be made subject to such federal, state and local tax withholding requirements as apply on the relevant date. For this purpose, if a payout is made under Section 8.2 of the Plan in Common Stock, the Committee may provide for the withholding of shares of Common Stock or allow a Participant to pay to the Corporation funds sufficient to satisfy such withholding requirements.
If upon the exercise of a Nonqualified Option and/or a Stock Appreciation Right or as a result of a disqualifying disposition (within the meaning of Code Sections 422 and 424) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Corporation any amount for income tax withholding, either the Corporation shall appropriately reduce the amount of stock or cash to be paid to the Optionee or the Optionee shall pay such amount to the Corporation to reimburse it for such income tax withholding.

Article VI. Stock Options and Stock Appreciation Rights

6.1	Options: The Committee may from time to time authorize a grant of Stock Options, which may consist in whole or in part of authorized and unissued Common Stock. Exercises of grants of Stock Options are restricted by the Grant Period.
CMS ENERGY 2020 PROXY STATEMENT	B-7

6.2	Optionees: The Committee shall determine and designate from time to time, in its sole discretion, those Eligible Persons to whom Stock Options and Stock Appreciation Rights are to be granted and who thereby become Optionees under the Plan.
6.3	Allotment of Shares: The Committee shall determine and fix the number of shares of Common Stock subject to options to be offered to each Optionee.
6.4	Option Price: The Committee shall establish the option price at the time any Stock Option is granted at not less than 100% of the fair market value of the Common Stock on the date on which such option is granted; provided, however, that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Code Section 425(d)) more than 10% of the total combined voting power of the Corporation (or any parent or subsidiary corporation within the meaning of Code Section 422), the option price shall not be less than 110% of the fair market value of the Common Stock subject to the Incentive Option on the date such Incentive Option is granted. Other than as contemplated in Section 5.2, in no event shall Stock Options previously granted under this Plan be re-priced by reducing the exercise price thereof, nor shall Stock Options previously granted under this Plan be bought out or canceled and replaced by a subsequent re-grant under this Plan of Stock Options having an exercise price lower than the Stock Options so canceled.
6.5	Stock Appreciation Rights: At the sole discretion of the Committee, any Stock Option granted under this Plan may, at the time of such grant, include a Stock Appreciation Right. A Stock Appreciation Right may pertain to, and be granted in conjunction with, a related underlying Stock Option and, in such case, shall be exercisable only at the time and to the extent the related underlying Stock Option is exercisable and only if the fair market value of the Common Stock exceeds the Stock Option price in the related underlying Stock Option. An Optionee who is granted a Stock Appreciation Right may elect to surrender the related underlying Stock Option with respect to all or part of the number of shares subject to the related underlying Stock Option and exercise in lieu thereof the Stock Appreciation Right with respect to the number of shares as to which the Stock Option is surrendered.
The exercise of the underlying Stock Option shall terminate the related Stock Appreciation Right to the extent of the number of shares purchased upon exercise of the underlying Stock Option. The exercise of a Stock Appreciation Right shall terminate the related underlying Stock Option to the extent of the number of shares with respect to which the Stock Appreciation Right is exercised. Upon exercise of a Stock Appreciation Right, an Optionee shall be entitled to receive, without payment to the Corporation (except for applicable withholding taxes), an amount equal to the excess of (i) the then aggregate fair market value of the number of shares with respect to which the Optionee exercises the Stock Appreciation Right, over (ii) the aggregate Stock Option price per share for such number of shares. Such amount may be paid by the Corporation, in cash, Common Stock or any combination thereof as specified in the Award Document.
Notwithstanding the above, the Committee may grant Stock Appreciation Rights that are not in conjunction with a related underlying Stock Option. The basis used in determining any increase in the value of the Common Stock under such Stock Appreciation Right shall be not less than 100% of the fair market value of the Common Stock on the date of grant. To the extent, if any, that the Committee elects to grant such Stock Appreciation Rights, then such Stock Appreciation Rights shall in all respects be intended to be exempt from Code Section 409A. Other than as contemplated in Section 5.2, in no event shall Stock Appreciation Rights previously granted under this Plan be re-priced by reducing the exercise price thereof, nor shall Stock Appreciation Rights previously granted under this Plan be bought out or canceled and replaced by a subsequent re-grant under this Plan of Stock Appreciation Rights having an exercise price lower than the Stock Appreciation Rights so canceled.
CMS ENERGY 2020 PROXY STATEMENT	B-8

6.6	Granting and Exercise of Stock Options and Stock Appreciation Rights: Each Stock Option and Stock Appreciation Right granted hereunder shall be exercisable at any such time or times or in any such installments as may be determined by the Committee at the time of the grant. However, the aggregate fair market value of shares underlying Incentive Options (determined as of the date of option grant) that become exercisable for the first time by any Optionee during any calendar year may not exceed $100,000 (or such other amount as may be reflected in the limits imposed from time to time by Code Section 422(d) or any successor provision). This limitation shall be applied by taking Stock Options into account in the order in which they were granted and, to the extent a Stock Option exceeds this limitation; it shall be treated as a Nonqualified Option and not as an Incentive Option.
6.7	Payment of Stock Option Price: Notice of exercise of a Stock Option must be accompanied by payment in full of the exercise price for all shares so purchased. Payment shall be made by the Optionee either in cash or in Common Stock, including but not limited to (i) check, (ii) tendering (either actually or by attestation) shares owned by a Participant or directing the Corporation to withhold shares in each case, having a fair market value at the date of exercise equal to such exercise price, (iii) a third-party exercise procedure, including the use of broker-assisted cashless exercise or (iv) a combination of the foregoing. No Optionee shall have any of the rights of a Shareholder under any such Stock Option until the actual issuance of shares to said Optionee, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Section 5.2 of the Plan.
6.8	Term of Stock Options and Stock Appreciation Rights: If not sooner terminated, each Stock Option and Stock Appreciation Right granted hereunder shall expire not more than ten years from the date of the granting thereof; provided, that with respect to an Incentive Option granted to an Optionee who, at the time of the grant, owns (after applying the attribution rules of Code Section 425(d)) more than 10% of the total combined voting power of all classes of stock of the Corporation (or any parent or subsidiary corporation within the meaning of Code Section 422), such Incentive Option shall expire not more than five years after the date of granting thereof.
6.9	Restrictions on Sale of Shares: If, at the time of exercise of any Stock Option or Stock Appreciation Right granted hereunder, the Corporation is precluded by any legal, regulatory or contractual restriction from selling and/or delivering shares pursuant to the terms of such Stock Option or Stock Appreciation Right, the sale and delivery of the shares may be delayed until the restrictions are resolved and only cash may be paid upon exercise of the Stock Appreciation Right. At any time during such delay, the Committee, in its sole discretion, may permit the Optionee to revoke a Stock Option exercise, in which event any corresponding Stock Appreciation Right shall be reinstated. This provision shall be interpreted in such a manner as to preserve the exemption of the Stock Option or Stock Appreciation Right from Code Section 409A.

Article VII. Restricted Common Stock, Restricted Common Stock Units and
Unrestricted Common Stock

7.1	Awards: Subject to the terms of this Plan, the Committee may from time to time award Restricted Common Stock, Restricted Common Stock Units or Unrestricted Common Stock to any Eligible Person it has designated as a Participant and in accordance with such rules as the Committee may prescribe. The Committee may also award Restricted Common Stock or Restricted Common Stock Units conditioned on the attainment of a performance goal measured by Performance Criteria as determined by the Committee and set forth in the Award Document and subject to such other restrictions as the Committee deems advisable.
CMS ENERGY 2020 PROXY STATEMENT	B-9

7.2	Terms of Restricted Common Stock Awards:
a.	Stock Awarded: Whenever shares of Restricted Common Stock are awarded to a Participant, such shares shall be outstanding, and the Award Document shall bear language stating that the shares have been issued subject to the restrictions set forth in the Plan and the Award Document. All shares of Restricted Common Stock awarded under the Plan shall be deposited for the benefit of the Participant with the Secretary of the Corporation as custodian until such time as the shares are vested and transferable.
b.	Voting Rights: A Participant who is awarded shares of Restricted Common Stock under the Plan shall have full voting rights on such shares, whether or not the shares are vested or transferable.
c.	Dividend Rights: Shares of Restricted Common Stock awarded to a Participant under the Plan, whether or not vested or transferable, may have full dividend rights as determined by the Committee and set forth in the Award Document. Any dividends with respect to Restricted Common Stock that are subject to performance-based restrictions shall be subject to the same Restrictions as such Restricted Common Stock. If shares of Common Stock or other securities are issued as a result of a merger, consolidation or similar event, such shares shall be issued in the same manner, and subject to the same deposit requirements, vesting provisions and transferability restrictions as the shares of Restricted Common Stock which have been awarded.
d.	Vesting: If a Participant has received an Award of Restricted Common Stock pursuant to the provisions of the Plan, (i) is employed by the Corporation or remains a Non-Employee Director at the end of the Award Period and (ii) for shares with performance-based restrictions, the performance goals have been met, then the Participant shall vest at the end of the Award Period in the shares of Common Stock awarded to the Participant for that Award Period, in each case, to the extent provided in the applicable Award Document.
e.	Forfeiture: A forfeiture of shares of Restricted Common Stock pursuant to the terms of the Award Document and the Plan shall affect a complete forfeiture of voting rights, dividend rights and all other rights relating to the Award as of the date of forfeiture.
7.3	Terms of Restricted Common Stock Unit Awards:
a.	Number of Shares and Other Terms: The number of shares of Common Stock subject to a Restricted Common Stock Unit Award and the Award Period and performance-based restrictions (if any) applicable to a Restricted Common Stock Unit Award shall be determined by the Committee.
b.	Vesting: If a Participant has received an Award of Restricted Common Stock Units pursuant to the provisions of the Plan, (i) is employed by the Corporation or remains a Non-Employee Director at the end of the Award Period and (ii) for Restricted Common Stock Units subject to performance-based vesting restrictions, the performance goals have been met, then the Participant shall vest at the end of the Award Period in the Award, in each case, to the extent provided in the applicable Award Document.
c.	Settlement of Vested Restricted Common Stock Unit Awards: The Award Document relating to a Restricted Common Stock Unit Award shall specify (i) whether such Award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the Participant shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such Award. Any dividend equivalents with respect to Restricted Common Stock Units that are subject to performance-based restrictions shall be subject to the same Restrictions as such
CMS ENERGY 2020 PROXY STATEMENT	B-10

Restricted Common Stock Units. Prior to the settlement of a Restricted Common Stock Unit Award, the Participant shall have no rights as a shareholder of the Corporation with respect to the shares of Common Stock subject to such Award.

d.	Forfeiture: A forfeiture of a Restricted Common Stock Unit Award pursuant to the terms of the Award Document and the Plan shall affect a complete forfeiture of all rights relating to the Award as of the date of forfeiture.
7.4	Terms of Unrestricted Common Stock Awards. The number of shares of Common Stock subject to an Unrestricted Common Stock Award shall be determined by the Committee. Unrestricted Common Stock Awards shall not be subject to any Restrictions or Performance Criteria; provided, however, Unrestricted Common Stock Awards shall not be granted to Officers. Upon the grant of an Unrestricted Common Stock Award, subject to the Company’s right to require payment of any taxes in accordance with Section 5.4, shares shall be transferred to the holder in book entry form.
7.5	Transferability of Restricted Common Stock and Restricted Common Stock Units: Shares subject to a Restricted Common Stock Award or Restricted Common Stock Unit Award granted to a Participant will become freely transferable by the Participant only at the end of the Award Period established with respect to such Award.

Article VIII. Phantom Shares and Performance Units

8.1	Phantom Shares:
a.	Grants of Phantom Shares: The Committee may from time to time grant Phantom Shares, the value of which is determined by reference to a share of Common Stock on terms and conditions as the Committee, in its sole discretion, may from time to time determine. Each grant of Phantom Shares shall specify the number of Phantom Shares granted, the initial value of such Phantom Shares which shall not be less than 100% of the fair market value of the Common Stock as of the date of grant, the Valuation Dates, the number of Phantom Shares whose Appreciation Value shall be determined on each such Valuation Date, any applicable vesting schedule for such Phantom Shares, and any applicable limitation on payment for such Phantom Shares. In the event of any adjustments as described in Section 5.2 of the Plan, any outstanding Phantom Shares shall be also subject to the same adjustment as provided for in Section 5.2 of the Plan.
b.	Appreciation Value:
(i)	Valuation Dates; Measurement of Appreciation Value: The Committee shall provide for one or more Valuation Dates on which the Appreciation Value of the Phantom Shares granted shall be measured and fixed, and shall designate the number of such Phantom Shares whose Appreciation Value is to be calculated on each such Valuation Date.
(ii)	Payment of Appreciation Value: Except as otherwise provided in this Section 8.1, the Appreciation Value of a Phantom Share shall be paid to a Participant in cash in a lump sum as soon as practicable following the Valuation Date applicable to such Phantom Share. The Committee may in its sole discretion, establish and set forth a maximum dollar amount payable under the Plan for each Phantom Share granted.
8.2	Performance Units: The Committee may, in its sole discretion, grant Performance Units to Eligible Persons. Each Performance Unit will have an initial value that is established by the Committee at the time of grant and credited to a bookkeeping account established for the Participant. The Committee will set performance periods and objectives and other terms and conditions of the grant based upon Performance Criteria as determined by the
CMS ENERGY 2020 PROXY STATEMENT	B-11

Committee that, depending upon the extent to which they are met, will determine the value of Performance Units that will be paid out to the Participant. The Committee may pay earned Performance Units in cash, Common Stock or a combination thereof.

Article IX. Amendment, Duration and Termination of the Plan

9.1	Duration of Plan: No grants or awards may be made under this Plan after May 31, 2030. Any Award effective on or prior to May 31, 2030 will continue to vest and otherwise be effective after the expiration of this Plan in accordance with the terms and conditions of this Plan as well as any requirements set forth in the Award Document relative to such Award.
9.2	Right To Amend, Suspend or Terminate Plan: Except as provided in Section 9.5 below, the Board reserves the right at any time to amend, suspend or terminate the Plan in whole or in part and for any reason and without the consent of any Participant or Beneficiary; provided, that no such amendment shall:
a.	Change the Stock Option price or adversely affect any Stock Option or Stock Appreciation Right outstanding under the Plan on the effective date of such amendment or termination, or
b.	Adversely affect any Award then in effect or rights to receive any amount to which Participants or Beneficiaries have become entitled prior to such amendment, or
c.	Unless approved by the Shareholders, increase the aggregate number of shares of Common Stock reserved for award or grant under Section 5.1 of the Plan, change the group of Eligible Persons under the Plan or increase the compensation limits of Section 5.3 and 8.2 of the Plan.

Notwithstanding anything contained in this Plan or any Award Document to the contrary, the Corporation shall have the unilateral right to amend this Plan and the Awards and Award Documents thereunder at any time to the extent deemed necessary or advisable by the Corporation to ensure compliance with, or exemption from, the requirements of Section 409A.

9.3	Periodic Review of Plan: In order to assure the continued realization of the purposes of the Plan, the Committee shall periodically review the Plan, and the Committee may suggest amendments to the Board as it may deem appropriate.
9.4	Amendments May Be Retroactive: Subject to Section 9.1 and 9.2 above, any amendment, modification, suspension or termination of any provisions of the Plan may be made retroactively.
9.5	Change in Control Under an Agreement: Notwithstanding any other provisions in the Plan, in the event of a Change in Control and a qualifying termination as defined under any written employment contract or agreement between the Corporation and an Officer, Awards granted under this Plan shall vest to the extent, if any, provided for in the written employment agreement or contract or in such separate contractual arrangement relating to such an award or grant as may exist from time to time.
9.6	Change in Control Without an Agreement: Except as otherwise may be provided by the Committee, in the event of a Change in Control and an Eligible Termination, a Participant not covered by a written employment contract or agreement containing a change in control provision will have any portion of an Award awarded or granted under this Plan subject to time based only restrictions vest fully and subject to a performance-based restriction vest on a pro rata basis to the change in control date using the target number of shares as the basis for the pro ration.
CMS ENERGY 2020 PROXY STATEMENT	B-12

9.7	Compliance With Section 409A: Notwithstanding anything in Section 9.5 or 9.6, or in any individual agreement to the contrary, to the extent required for compliance with Code Section 409A, if applicable, an Award granted under this Plan shall not be paid or settled on an accelerated basis solely as a result of a Change in Control unless such Change in Control is a “change in control event”, as defined for purposes of Code Section 409A.

Article X. General Provisions

10.1	Rights to Continued Employment, Award or Option: Nothing contained in the Plan or in any Award under this Plan shall give any employee the right to be retained in the employment of the Corporation or affect the right of the Corporation to terminate the employee's employment at any time. The adoption of the Plan shall not constitute a contract between the Corporation and any employee. No Eligible Person who is an employee shall receive any right to be granted an option, right or award hereunder nor shall any such option, right or award be considered as compensation under any employee benefit plan of the Corporation.
10.2	Nontransferability: No Award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Corporation or, to the extent expressly permitted in the Award Document relating to such Award, to the holder’s Immediate Family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Award Document relating to an Award, each Award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no Award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Award, such Award and all rights thereunder shall immediately become null and void.
10.3	Clawback:
a.	If, due to a restatement of CMS Energy Corporation’s or an Affiliate’s publicly disclosed financial statements or otherwise, an Eligible Person is subject to an obligation to make a repayment or return of benefits to CMS Energy Corporation or an Affiliate pursuant to a clawback provision contained in this Plan, a supplemental executive retirement plan, a bonus plan, or any other benefit plan (a “benefit plan clawback provision”) of the Corporation, the Board or Committee may determine that it shall be a precondition to the vesting of any unvested Award of the Eligible Person under this Plan, that the Eligible Person fully repay or return to the Corporation any amounts owing under such benefit plan clawback provision taking into account the requirements of Code Section 409A, to the extent applicable. Any and all Awards under this Plan are further subject to (i) any provision of law which may require the Eligible Person to forfeit or return any benefits provided hereunder, in the event of a restatement of the CMS Energy Corporation’s or an Affiliate’s publicly disclosed accounting statements or other illegal act, whether required by Section 304 of the Sarbanes-Oxley Act of 2002, federal securities law (including any rule or regulation promulgated by the Securities and Exchange Commission), any state law, or any rule or regulation promulgated by the applicable listing exchange or system on which CMS Energy Corporation or Consumers Energy Company lists its traded securities or (ii) any clawback policy of the Corporation, as it may exist from time to time.
CMS ENERGY 2020 PROXY STATEMENT	B-13

b.	To the degree any benefits hereunder are not otherwise forfeitable pursuant to the preceding sentences of this Section 10.3, the Board or Committee may require the Eligible Person to return to the Corporation any amounts granted, awarded or paid under this Plan, or may determine that all or any portion of an Award shall not vest, if:
(1)	the award or grant of such compensation or the vesting of such compensation, or profit realized on the exercise or sale of securities obtained pursuant to the Plan, was predicated upon achieving certain financial results which were subsequently the subject of a substantial accounting restatement of the Corporation’s financial statements filed under the securities laws (a “financial restatement”),
(2)	a lower Award, a lower vesting result, or a lower profit on the exercise or sale of securities obtained pursuant to the Plan (“reduced financial results”), would have occurred based upon the financial restatement, and
(3)	in the reasonable opinion of the Board or the Committee, the circumstances of the financial restatement justify such a modification of the Award or its vesting. Such circumstances may include, but are not limited to, whether the financial restatement was caused by misconduct, whether the financial restatement affected more than one period and the reduced financial results in one period were offset by increased financial results in another period, the timing of the financial restatement or any required repayment, and other relevant factors.

Unless otherwise required by law, the provisions of this Subsection 10.3b relating to the return of previously vested Plan benefits shall not apply unless a claim is made therefore by the Corporation within three years of the vesting of such benefits.

c.	The Committee shall also have the sole discretion to require a clawback in the event of a mistake or accounting error in the calculation of a benefit or an Award that results in a benefit to an Eligible Person to which he/she was not otherwise entitled. The rights set forth in this Plan concerning the right of the Corporation to a clawback are in addition to any other rights to recovery or damages available at law or equity and are not a limitation of such rights. Any Award will be subject to the Corporation’s clawback policy, as may be modified from time to time in conformance with securities laws, rules and regulations.
10.4	Governing Law: The provisions of this Plan and all rights thereunder shall be governed by and construed in accordance with the laws of the State of Michigan.

IN WITNESS WHEREOF, execution is hereby effected.

ATTEST:		CMS ENERGY CORPORATION
/s/	By:	/s/
Secretary		Chief Executive Officer

CMS ENERGY 2020 PROXY STATEMENT	B-14

Attachment A

“Change in Control” means a change in control of CMS Energy Corporation, and shall be deemed to have occurred upon the first to occur of any of the following events:

(a)	Any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of CMS Energy Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from CMS Energy Corporation or its Affiliates) representing thirty percent (30%) or more of the combined voting power for the election of directors of CMS Energy Corporation’s then outstanding equity securities with the power under ordinary circumstances to vote for the election of directors, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; or
(b)	The following individuals cease for any reason to constitute a majority of directors then serving: individuals who, on the effective date of the Plan (here after called the “Effective Date”), constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of CMS Energy Corporation) whose appointment or election by the Board or nomination for election by CMS Energy Corporation’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or
(c)	The consummation of a merger or consolidation of CMS Energy Corporation or any direct or indirect subsidiary of CMS Energy Corporation with any other corporation or other entity, other than: (i) any such merger or consolidation which involves either CMS Energy Corporation or any such subsidiary and would result in the voting securities of CMS Energy Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of CMS Energy Corporation or its Affiliates, at least fifty one percent (51%) of the combined voting power of the voting securities of CMS Energy Corporation or the surviving entity or any parent thereof outstanding immediately after such merger or consolidation and immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of CMS Energy Corporation, the entity surviving such merger or consolidation or, if CMS Energy Corporation or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or (ii) a merger or consolidation effected to implement a recapitalization of CMS Energy Corporation (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of CMS Energy Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from CMS Energy Corporation or its Affiliates) representing thirty percent (30%) or more of the combined voting power of CMS Energy Corporation’s then outstanding securities; or
(d)	Either (1) the stockholders of CMS Energy Corporation approve a plan of complete liquidation or dissolution of CMS Energy Corporation and such plan is consummated, or (2) there is consummated an agreement for the sale, transfer or disposition by CMS Energy Corporation of all or substantially all of CMS Energy Corporation’s assets (or any transaction having a similar effect). For purposes of clause (d)(2), (i) the sale, transfer or disposition of a majority of the shares of common stock of Consumers Energy Company shall constitute a sale, transfer or disposition of substantially all of the assets of CMS Energy Corporation and (ii) the sale, transfer or disposition of subsidiaries or affiliates of CMS Energy Corporation, singly or in combinations, or their assets, only qualifies as a Change in Control if it satisfies the substantiality test contained in that
CMS ENERGY 2020 PROXY STATEMENT	B-15

clause and the Board of CMS Energy Corporation’s determination in that regard is final. In addition, for purposes of clause (d)(2), the sale, transfer or disposition of assets has to be in a transaction or series of transactions closing within six (6) months after the closing of the first transaction in the series, other than with an entity in which at least fifty-one 51% of the combined voting power of the voting securities is owned by stockholders of CMS Energy Corporation in substantially the same proportions as their ownership of CMS Energy Corporation immediately prior to such transaction or transactions and immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold, transferred or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing clauses (a), (c) and (d), a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions closing within six (6) months after the closing of the first transaction in the series immediately following which the record holders of the common stock of CMS Energy Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of CMS Energy Corporation immediately following such transaction or series of transactions.

CMS ENERGY 2020 PROXY STATEMENT	B-16

CONSUMERS ENERGY COMPANY
ONE ENERGY PLAZA
JACKSON, MI 49201
ATTN: SHAREOWNER SERVICES, EPI-416

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E90068-P32669

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONSUMERS ENERGY COMPANY

The Board of Directors recommends a vote FOR the following proposal:

1. ELECTION OF DIRECTORS

Nominees:	**For**	**Against**	**Abstain**
1a. Jon E. Barfield	☐	☐	☐
1b. Deborah H. Butler	☐	☐	☐
1c. Kurt L. Darrow	☐	☐	☐
1d. William D. Harvey	☐	☐	☐
1e. Patricia K. Poppe	☐	☐	☐
1f. John G. Russell	☐	☐	☐
1g. Suzanne F. Shank	☐	☐	☐
1h. Myrna M. Soto	☐	☐	☐
1i. John G. Sznewajs	☐	☐	☐
1j. Ronald J. Tanski	☐	☐	☐
1k. Laura H. Wright	☐	☐	☐

The Board of Directors recommends a vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. Approve, on an advisory basis, the Company's executive compensation.	☐	☐	☐
3. Ratify the appointment of independent registered public accounting firm (PricewaterhouseCoopers LLP).	☐	☐	☐
4. Approve the 2020 Performance Incentive Stock Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

To cumulate votes as to a particular nominee as explained in the Proxy Statement, check box to the right then indicate the name(s) and the number of votes to be given to such nominee(s) on the reverse side of this card. Please do not check box unless you want to exercise cumulative voting. ☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Thank you for being a shareholder.

CMS Energy Corporation and Consumers Energy Company
Annual Meeting of Shareholders
Corporate Headquarters
One Energy Plaza
Jackson, Michigan 49201
Phone: (517) 788-0550
May 1, 2020 at 10:00 a.m.
Website: www.cmsenergy.com

Shareholders interested in attending the annual meeting must bring proof of current stock ownership (such as a recent account statement) and government-issued photo identification (such as a driver's license) in order to be admitted.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E90069-P32669

CONSUMERS ENERGY COMPANY
Annual Meeting of Shareholders
May 1, 2020 10:00 a.m.
This proxy is solicited by the Board of Directors

The undersigned appoints JOHN G. RUSSELL, PATRICIA K. POPPE and MELISSA M. GLEESPEN, and each of them, proxies with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Consumers Energy Company to be held at the Corporate Headquarters located at One Energy Plaza, Jackson, Michigan 49201, at 10:00 a.m. Eastern Daylight Saving Time on May 1, 2020 and at any postponement(s) or adjournment(s) thereof. Said proxies, and each of them present and acting at the meeting, may vote upon the matters set forth on the reverse side hereof and with discretionary authority on all other matters that come before the meeting, all as more fully set forth in the Proxy Statement received by the undersigned. The shares represented hereby will be voted on the proposals as specified.

IF THIS PROXY IS RETURNED SIGNED BUT NOT FULLY - COMPLETED, IT WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL UNCOMPLETED PROPOSALS.

IF YOU CANNOT VOTE BY TELEPHONE OR INTERNET, PLEASE VOTE, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE. THANK YOU FOR YOUR PROMPT RESPONSE.

CUMULATE ______________________________

____

(If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)

Continued and to be signed on reverse side